UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6620
                                                     ---------------------

          Nuveen Insured California Premium Income Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: August 31
                                           ------------------

                  Date of reporting period: August 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT August 31, 2005

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds


                   NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC.
                                                                             NPC

                 NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC.
                                                                             NCL

                                 NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
                                                                             NCU

                             NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NAC

                           NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NVX

                           NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                                                                             NZH

                     NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NKL

                     NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND
                                                                             NKX


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DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)


Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS


Once again, I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with monthly income free from federal and state income taxes, as well as with an attractive total return. For more details about the management strategy and performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

Given the continued strength of the California economy, some market commentators are speculating about whether longer-term interest rates will soon begin to rise substantially, mirroring the rise that has taken place in shorter-term rates. If longer-term rates do begin to rise significantly, some have suggested that this would be a signal to begin adjusting your holdings of fixed-income investments.


"IN FACT, A WELL-DIVERSIFIED PORTFOLIO MAY ACTUALLY HELP TO REDUCE YOUR OVERALL INVESTMENT RISK OVER THE LONG TERM."


Nobody knows what the market will do in the future or what investments will turn out to be tomorrow's best performers. But from our experience, we do know that a well-balanced portfolio, structured and carefully monitored with the help of a trusted investment professional, can be an important component in helping you achieve your long-term financial goals. In fact, a well-diversified portfolio may actually help to reduce your overall investment risk over the long term. That is one reason why we believe that a municipal bond investment like your Fund can be an important building block in a comprehensive investment program designed to perform well in a variety of market conditions.

As an added convenience for you, I urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for instructions.

Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its shares Nuveen Investments or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

October 15, 2005

Nuveen California Municipal Closed-End Exchange-Traded Funds
(NPC, NCL, NCU, NAC, NVX, NZH, NKL, NKX)


Portfolio Manager's
        COMMENTS

Portfolio manager Scott Romans discusses the economic and municipal market environments, key investment strategies, and the Funds' annual performance. Scott, who joined Nuveen in 2000, has managed NCU, NAC, NVX, NZH, NKL and NKX since 2003. He assumed portfolio management responsibility for NPC and NCL in May 2005.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED AUGUST 31, 2005?

Between September 1, 2004 and August 31, 2005, the Federal Reserve implemented eight separate one-quarter-point increases in the closely-watched fed funds rate. These increases, which were aimed at controlling economic growth as well as the pace of inflation, raised this short-term target rate to 3.50% from 1.50%. (On September 20, 2005, following the close of this reporting period, the fed funds rate was increased by another 0.25% to 3.75%.) As the fed funds rate rose during this reporting period, shorter-term municipal market interest rates showed a corresponding increase.

At the same time, longer-term interest rates remained steady or slightly declined over this 12-month period. The yield on the benchmark 10-year U.S. Treasury note ended August 2005 at 4.02%, compared with 4.12% one year earlier. In the municipal market, with the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, declined by approximately 25 basis points to 4.83% during this period. Together, the rise in shorter-term rates and decline in longer rates produced an overall flattening of the yield curve, which generally helped the performance of bonds with longer effective maturities while hindering the total return of bonds with shorter maturities or short call dates.

Despite a surge in energy prices over this reporting period, the ongoing national economic expansion managed to maintain fairly solid footing. After expanding at an annualized rate of 4.0% in the third quarter of 2004, the U.S. gross domestic product (GDP) grew by 3.3% (annualized) in the fourth quarter of 2004, 3.8% (annualized) in the first three months of 2005 and 3.3% (annualized) in the second quarter of 2005.

Over the 12 months ended August 31, 2005, municipal bond supply nationwide remained strong, with $392.8 billion in new securities coming to market. A major factor behind the increase in supply was the flatter yield curve, which made advance refundings economically attractive for many issuers. During January-August 2005, advance refundings were 62% higher than during the same period in 2004, as issuers sought to take advantage of the relatively low rates prevalent at the longer-end of the yield curve. (Advance refundings, also called pre-refundings, occur when an issuer sells new bonds and uses the proceeds to purchase U.S. Government securities that are pledged to discharge the remaining principal and interest payments of older, existing bonds. This process generally results in lower net borrowing costs for bond issuers and higher credit quality for the older bonds that are pre-refunded.)

HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA?

During this reporting period, California's economy experienced continued job growth that outpaced the national rate. Gains in professional and business services, construction, leisure and hospitality, education and health services led the way, overshadowing small losses in the government sector and in natural resources and mining. As of August 2005, California's unemployment rate was 5.2%, down from 6.1% in August 2004. The state's recent economic expansion has led to strong growth in both personal and corporate income, which in turn generated higher tax revenues. While this revenue increase helped California reduce its budget deficit, the state continued to face a structural budget gap estimated at $5 billion for fiscal 2006.

In July 2005, both Moody's and Fitch upgraded their ratings on California's general obligation debt--to A2 from A3 and to A from A-, respectively. (Standard and Poor's had upgraded its California GO rating to A from BBB in August 2004.) In announcing the upgrades, both Moody's and Fitch cited the improvements in revenue generation and the resolution of the state's liquidity problems following California's issuance of economic recovery bonds in May 2004.

For the 12 months ended August 2005, municipal issuance in California totaled $49.8 billion, a decrease of 15% from the previous 12 months. Despite the decrease, California issuance continued to lead all states over this time period.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE CALIFORNIA FUNDS DURING THE 12 MONTHS ENDED AUGUST 31, 2005?

One of our top priorities during this reporting period was careful duration management. Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds being more sensitive to changes and thereby presenting greater interest rate risk. Our duration management was tailored to meet the differing needs of the insured and uninsured Funds, as well as the needs of the older Funds that generally had more exposure to shorter duration bonds and the newer funds that typically had more bonds with longer durations.

Duration management became increasingly important for the uninsured Funds (NCU, NAC, NVX and NZH) during the first half of 2005, as the flattening yield curve over this period resulted in a dramatic rise in advance refundings. (The yield curve is said to flatten when shorter-term interest rates more closely approach the levels of longer-term interest rates.)

Advance refundings of bonds held by the Funds generally had an immediate, positive impact on their performances, as well as a shortening effect on the Funds' durations. In order to maintain the Funds' durations within our preferred strategic range, we sold some of our holdings with shorter durations, including short-dated pre-refunded bonds, bonds that were currently callable, and bonds priced to short calls, all of which tended to underperform in the interest rate environment of the past 12 months. This was especially true for NAC, one of the older Funds. The relatively newer NZH had fewer advance refundings and less need to adjust its portfolio to offset them.

The proceeds from the sale of these holdings were then reinvested in longer duration bonds, including zero coupon non-callable bonds, fixed-rate non-callable bonds, and 25- to 30-year bonds with at least 8-10 years of call protection. The longer durations of these bonds enabled us to counteract some of the duration shortening caused by the advance refundings and also contributed to the Funds' performance during this period. The purchase of these types of bonds also allowed us to improve the Funds' call protection.

In the insured Funds (NPC, NCL, NKL and NKX), we began this 12-month period by looking for value opportunities in insured, AAA rated bonds with about 20 years to maturity. As the period progressed, we began to extend our time horizon to the 30-year part of the yield curve in order to maintain the Funds' durations within our targeted range. This approach applied particularly to NPC and NCL, relatively older Funds that had shorter durations than the two newer Funds. As examples, we purchased insured, AAA rated bonds issued by Oakland Unified School District and insured, AAA rated bonds issued by Riverside County for all four insured Funds. As with the uninsured Funds, we sold pre-refunded bonds and other securities with short durations to finance these longer duration purchases. During this period, we also worked to enhance and diversify the call exposure of all of the insured Funds by looking for bonds with at least 10 years of call protection.

In NKL and NKX, we continued to manage their durations through the use of forward interest rate swaps, a type of derivative financial instrument. As discussed in our last shareholder report, in late 2004 we began using these swaps in an effort to reduce some of the interest rate risk in these two Funds. It is important to note that these hedges did not represent an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce the duration of these Funds without having a negative impact on the Funds' income streams or common share dividends over the short term. The gain or loss from each Fund's hedging activity is reflected as an addition or subtraction to the Fund's net asset value (NAV) as the market value of each hedge fluctuates. Over the course of this reporting period, the hedges were effective in achieving their intended goal of helping to reduce the NAV volatility of these Funds. However, they also had negative impacts on each Fund's total return for the period because declining long-term interest rates caused the value of the hedges to decline as the value of each Fund's portfolio rose.

In the four uninsured Funds and in NKL and NKX, which are insured but can invest up to 20% of their assets in uninsured investment-grade quality securities, we also continued to emphasize maintaining some exposure to lower-rated credits. Some of these securities were pre-refunded during this period, enabling us to capture price gains. In addition, lower-rated bonds generally performed very well during this period. However, given increased demand, we did not find many attractive opportunities among lower rated securities during this period. One example of a lower-rated credit that did meet our purchase criteria during this period was a BBB+ rated issue by the California Statewide Community Development Authority for the Daughters of Charity Health System, which was added to NAC, NVX and NZH.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as for comparative indexes and peer group averages, are presented in the accompanying table.

ANNUALIZED TOTAL RETURNS ON NET ASSET VALUE
For periods ended 8/31/05

UNINSURED FUNDS            1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NCU                        9.75%            8.66%             7.98%
--------------------------------------------------------------------------------
NAC                        9.41%            9.41%             NA
--------------------------------------------------------------------------------
NVX                        10.80%           NA                NA
--------------------------------------------------------------------------------
NZH                        10.69%           NA                NA
--------------------------------------------------------------------------------
Lehman Brothers CA
Tax-Exempt
Bond Index1                5.67%            6.30%             6.50%
--------------------------------------------------------------------------------
Lipper CA
Municipal Debt
Funds Average2             10.50%           7.80%             7.08%
--------------------------------------------------------------------------------

INSURED FUNDS
--------------------------------------------------------------------------------
NPC                        6.74%            7.77%             7.16%
--------------------------------------------------------------------------------
NCL                        7.42%            7.73%             7.52%
--------------------------------------------------------------------------------
NKL                        9.46%            NA                NA
--------------------------------------------------------------------------------
NKX                        9.84%            NA                NA
--------------------------------------------------------------------------------
Lehman Brothers Insured
CA Tax-Exempt
Bond Index3                6.24%            6.29%             6.40%
--------------------------------------------------------------------------------
Lipper Insured
CA Municipal Debt
Funds Average4             9.87%            7.28%             6.96%
--------------------------------------------------------------------------------

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended August 31, 2005, the total returns on NAV for all four of the uninsured Funds exceeded the return on the Lehman Brothers California Tax-Exempt Bond Index. NVX and NZH also outperformed the average return for the Lipper California Fund peer group, while NCU and NAC trailed this measure. Among the insured Funds, all four Funds outperformed the return on the Lehman Brothers Insured California Tax-Exempt Bond Index. All of the Funds trailed the average return for the Lipper Insured California Fund peer group.



1 The Lehman Brothers California Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Lipper California Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 27 funds; 5 years, 16 funds; and 10 years, 14 funds. Fund and Lipper returns assume reinvestment of dividends.

3 The Lehman Brothers Insured California Tax-Exempt Bond Index is an unleveraged, unmanaged index containing a broad range of insured California municipal bonds. Results for the Lehman index do not reflect any expenses.

4 The Lipper Insured California Municipal Debt Funds average is calculated using the returns of all closed-end exchange-traded funds in its category for each period as follows: 1 year, 13 funds; 5 years, 8 funds; and 10 years, 6 funds. Fund and Lipper returns assume reinvestment of dividends.

One of the primary factors benefiting the 12-month performance of these Funds relative to that of the unleveraged Lehman Brothers indexes was the Funds' use of financial leverage. While leveraging can add volatility to a Fund's NAV and share price, especially during periods when interest rates rise, this strategy can also provide opportunities for additional income and total return for common shareholders when short-term interest rates remain relatively low and long-term rates fall or remain relatively constant.

As noted earlier, the municipal market yield curve flattened over the course of this 12-month period as longer-term interest rates declined as short-term rates rose. Since falling bond yields mean rising bond prices, longer maturity bonds generally performed better over this time than securities with shorter maturities. Relatively greater exposure to the longer end of the yield curve helped the performances of NVX and NZH during this period, while the performances of NPC and NCL were hindered by their relatively greater exposure to the shorter end of the yield curve. One of the intended results of the duration management strategy discussed earlier is to more closely align the yield curve positioning of all of these Funds in the future.

The uninsured Funds (NCU, NAC, NVX, and NZH) as well as NKL and NKX, which can invest up to 20% of their portfolios in uninsured bonds, also benefited from their allocations of lower-quality bonds during this period, with bonds rated BBB and lower and non-rated bonds generally outperforming other credit quality sectors. Among the lower-rated bonds making significant contributions to these six Funds' total returns for this period were bonds backed by the 1998 master tobacco settlement agreement. Some of these California tobacco bonds posted annual returns of more than 20% over this 12-month time horizon as the litigation environment improved and increased demand drove tobacco bond prices higher. As of August 31, 2005, tobacco bonds represented approximately 3% to 6% of the portfolios of NCU, NAC, NVX and NZH. Bonds issued by Golden State Tobacco Securitization Corporation, which made up approximately 2% of the portfolios of NKL and NKX, were the top performing credits in both of these Funds for the period. Neither NPC nor NCL held any uninsured tobacco bonds - another reason for their relatively smaller total returns over this period.

Another factor affecting the Funds' performances during this period was the amount and timing of advance refundings within their portfolios. Generally, a bond that was advance refunded tended to benefit from an immediate price increase as its credit quality was upgraded (because the bond is now backed by U.S. Government securities). However, that same bond - now priced as a high quality issue to a shorter final maturity - might then have underperformed lower quality issues and issues with longer final maturities over the balance of the reporting period. Therefore, the size of the holding, the credit quality benefit caused by the pre-refunding and the amount of time remaining before the end of the reporting period all had an impact on the overall performance of a pre-refunded bond.

Generally, the older Funds experienced more advance refundings over this period than the newer Funds, largely because of differences in the interest rate environments at the times these Funds were initially introduced. Among the insured Funds, approximately 12% of NCL's holdings and more than 9% of NPC were pre-refunded as of August 31, 2005, while NKL and NKX had 5% and 2%, respectively, of their portfolios advance refunded. Overall, bonds that were pre-refunded during the period tended to help these Funds' total return over this period. This was especially true of bonds issued by California Health Facilities Financing Authority for Cedars-Sinai Medical Center, which were held by NCU, NAC, NKL and NKX.

Conversely, significant holdings of bonds that had been pre-refunded/ escrowed-to-maturity in prior periods acted as a drag on the performance of NPC, which held 30% of its portfolio in refunded bonds as of August 31, 2005. In addition, NCU experienced calls on some of its higher-yielding multifamily housing bonds, which impacted the income component of the Fund's total return.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF AUGUST 31, 2005?

We continued to believe that maintaining strong credit quality was an important requirement. As of August 31, 2005, the four uninsured Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 65% in NZH, 66% in NAC and 70% in NVX and NCU. NPC and NCL continued to be 100% invested in insured and/or U.S. guaranteed securities, while NKL and NKX, which can invest up to 20% of their assets in uninsured investment-grade quality securities, had allocated 81% and 82% of their portfolios, respectively, to insured bonds as of August 31, 2005.

On August 31, 2005, potential call exposure for the period from September 2005 through the end of 2006 ranged from 0%in NZH and NKL to 3% in NAC, 4% in NVX and NKX, 8% in NCU, 11% in NPC and 16% in NCL. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION


Each of the Funds in this report uses leverage to enhance opportunities for additional income for common shareholders. The extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, leveraged Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. However, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise. While leveraging still provided benefits for common shareholders over this 12-month period, the extent of these benefits was reduced. In addition, older Funds such as NPC, NCL and NCU had a greater number of older, higher-yielding bonds that matured or were called during this period, and the proceeds from these bonds were reinvested in the current lower-yield environment, thereby reducing their income streams. The decline in interest rates at the longer end of the yield curve during this period also had an impact on the newest Funds such as NKL and NKX, which had fewer opportunities to build reserves. These factors combined to produce one monthly dividend reduction in NPC, NCU and NKL, two in NCL, and three in NKX over the 12-month period ended August 31, 2005. The dividends of NAC, NVX and NZH remained stable throughout this reporting period.

In addition, due to normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2004 as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NPC                          $0.1157                            $0.0557
--------------------------------------------------------------------------------
NAC                          $0.0464                            $    --
--------------------------------------------------------------------------------
NKL                          $0.0426                            $0.0072
--------------------------------------------------------------------------------

The relatively large distributions from NPC represented an important part of this Fund's total return for this period. For the most part, this distribution was generated by bond calls or by sales of appreciated securities. The proceeds of these calls or sales then were reinvested in bonds paying lower, current interest rates. This had a slight negative impact on the Fund's earning power and was a minor factor in the dividend reduction noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2005, all of the Funds in this report except NKX had positive UNII balances for both financial statement and tax purposes. NKX had a positive UNII balance for tax purposes and a negative UNII balance for financial statement purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                           8/31/05          12-MONTH AVERAGE
                  PREMIUM/DISCOUNT          PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NPC                         -1.91%                   -2.54%
--------------------------------------------------------------------------------
NCL                         -1.83%                   -1.19%
--------------------------------------------------------------------------------
NCU                         -4.39%                   -6.32%
--------------------------------------------------------------------------------
NAC                         +0.56%                   -3.81%
--------------------------------------------------------------------------------
NVX                         -2.82%                   -7.29%
--------------------------------------------------------------------------------
NZH                         -5.36%                   -8.86%
--------------------------------------------------------------------------------
NKL                         -5.12%                   -5.40%
--------------------------------------------------------------------------------
NKX                         -5.21%                   -3.58%
--------------------------------------------------------------------------------

Nuveen Insured California Premium Income Municipal Fund, Inc.
NPC

Performance
     OVERVIEW As of August 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          70%
U.S. Guaranteed                  30%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                            0.077
Oct                            0.077
Nov                            0.077
Dec                            0.077
Jan                            0.077
Feb                            0.077
Mar                            0.074
Apr                            0.074
May                            0.074
Jun                            0.074
Jul                            0.074
Aug                            0.074

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/04                        15.96
                              15.91
                              15.68
                              15.7
                              15.68
                              15.63
                              15.65
                              15.94
                              15.88
                              15.8
                              15.8
                              15.89
                              15.84
                              15.76
                              15.95
                              15.94
                              15.78
                              15.95
                              15.95
                              15.99
                              16.01
                              15.93
                              15.84
                              15.88
                              15.88
                              15.75
                              15.89
                              16.1
                              16.1
                              15.82
                              15.85
                              15.68
                              15.64
                              15.62
                              15.69
                              15.73
                              15.72
                              15.75
                              15.73
                              15.71
                              15.69
                              15.69
                              15.6
                              15.8
                              15.74
                              15.75
                              15.62
                              15.46
                              15.48
                              15.25
                              15.1
                              15.19
                              15.3
                              15.29
                              15.3
                              15.31
                              15.44
                              15.4
                              15.44
                              15.54
                              15.53
                              15.42
                              15.33
                              15.23
                              15.16
                              15.24
                              15.33
                              15.36
                              15.49
                              15.43
                              15.65
                              15.25
                              15.18
                              15.2
                              15.26
                              15.82
                              15.8
                              15.85
                              15.44
                              15.44
                              15.49
                              15.7
                              15.8
                              15.99
                              16.06
                              16.1
                              16.05
                              16.25
                              16.38
                              16.41
                              16.15
                              16.27
                              16.27
                              16.23
                              16.23
                              16.19
                              16.21
                              16.17
                              16.22
                              16.24
                              16.27
                              16.39
                              16.28
                              16.28
                              16.57
                              16.56
                              16.3
                              16.41
                              16.45
                              16.43
                              16.5
                              16.57
                              16.56
                              16.45
                              16.45
                              16.57
                              16.49
                              16.49
                              16.4
                              16.54
                              16.47
                              16.57
                              16.58
                              16.46
                              16.41
                              16.32
                              16.26
                              16.24
                              16.24
                              16.04
                              15.77
                              15.65
                              15.35
                              15.16
                              14.99
                              14.97
                              15.01
                              15
                              15.01
                              15.01
                              15.13
                              15.23
                              15.1
                              15.14
                              15.1
                              15.19
                              15.16
                              15.3
                              15.18
                              15.2
                              15.08
                              15.01
                              15.09
                              15.1
                              14.95
                              14.95
                              14.99
                              14.98
                              14.97
                              15.07
                              15.05
                              15.06
                              15.08
                              15.08
                              15.05
                              15.12
                              15.17
                              15.17
                              15.17
                              15.3
                              15.32
                              15.43
                              15.35
                              15.25
                              15.43
                              15.44
                              15.35
                              15.49
                              15.39
                              15.33
                              15.35
                              15.42
                              15.45
                              15.59
                              16
                              15.78
                              15.75
                              15.9
                              15.63
                              15.67
                              15.8
                              15.94
                              15.93
                              15.89
                              15.94
                              15.82
                              15.79
                              15.84
                              15.9
                              15.9
                              15.73
                              15.79
                              15.79
                              15.7
                              15.68
                              15.72
                              15.62
                              15.63
                              15.6
                              15.66
                              15.7
                              15.7
                              15.69
                              15.64
                              15.71
                              15.72
                              15.79
                              15.79
                              15.79
                              15.91
                              15.94
                              15.96
                              16.1
                              16.12
                              15.86
                              15.93
                              16.04
                              16.04
                              16.04
                              16.04
                              16.39
                              16.39
                              16.45
                              16.25
                              16.59
                              16.8
                              16.5
                              16.47
                              16.28
                              16.1
                              16.06
                              16.31
                              16.19
                              16.14
                              15.93
                              15.86
                              15.89
                              15.89
                              15.96
                              15.87
                              15.86
                              15.88
                              15.96
                              15.81
8/31/05                       15.9

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.90
------------------------------------
Common Share
Net Asset Value               $16.21
------------------------------------
Premium/(Discount) to NAV     -1.91%
------------------------------------
Market Yield                   5.58%
------------------------------------
Taxable-Equivalent Yield1      8.52%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $104,510
------------------------------------
Average Effective
Maturity on Securities (Years) 16.05
------------------------------------
Leverage-Adjusted Duration      7.97
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          7.58%         6.74%
------------------------------------
5-Year          8.27%         7.77%
------------------------------------
10-Year         8.47%         7.16%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
U.S. Guaranteed                30.0%
------------------------------------
Tax Obligation/General         22.4%
------------------------------------
Tax Obligation/Limited         16.5%
------------------------------------
Water and Sewer                15.7%
------------------------------------
Education and Civic
Organizations                   7.5%
------------------------------------
Other                           7.9%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.1714 per share.

Nuveen Insured California Premium Income Municipal Fund 2, Inc.
NCL

Performance
     OVERVIEW As of August 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          83%
U.S. Guaranteed                  17%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                            0.076
Oct                            0.076
Nov                            0.076
Dec                            0.076
Jan                            0.076
Feb                            0.076
Mar                            0.073
Apr                            0.073
May                            0.073
Jun                            0.069
Jul                            0.069
Aug                            0.069

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/04                        15.15
                              15.12
                              15.15
                              15.05
                              15.15
                              15.1
                              15.11
                              15.14
                              15.15
                              15.1
                              15.11
                              15.15
                              15.17
                              15.22
                              15.23
                              15.28
                              15.3
                              15.3
                              15.33
                              15.37
                              15.35
                              15.36
                              15.45
                              15.33
                              15.29
                              15.26
                              15.35
                              15.38
                              15.42
                              15.28
                              15.27
                              15.27
                              15.3
                              15.26
                              15.29
                              15.3
                              15.3
                              15.3
                              15.26
                              15.35
                              15.41
                              15.3
                              15.4
                              15.5
                              15.5
                              15.5
                              15.4
                              15.35
                              15.25
                              15.25
                              15.29
                              15.3
                              15.3
                              15.33
                              15.25
                              15.24
                              15.34
                              15.5
                              15.34
                              15.31
                              15.35
                              15.38
                              15.45
                              15.41
                              15.27
                              15.3
                              15.31
                              15.32
                              15.52
                              15.44
                              15.49
                              15.47
                              15.52
                              15.61
                              15.53
                              15.37
                              15.29
                              15.27
                              15.14
                              15.1
                              15
                              14.94
                              15.05
                              15.17
                              15.25
                              15.27
                              15.3
                              15.24
                              15.44
                              15.39
                              14.95
                              15.03
                              14.91
                              14.9
                              14.72
                              14.68
                              14.69
                              14.74
                              14.69
                              14.57
                              14.55
                              14.62
                              14.67
                              14.77
                              14.92
                              14.93
                              14.92
                              14.97
                              15.06
                              15.09
                              15
                              15.02
                              15.04
                              14.97
                              15.01
                              14.98
                              15.01
                              14.97
                              14.91
                              14.7
                              14.7
                              14.84
                              14.89
                              14.99
                              14.89
                              14.9
                              14.96
                              15
                              15.05
                              14.92
                              14.9
                              14.79
                              14.67
                              14.68
                              14.72
                              14.68
                              14.695
                              14.63
                              14.58
                              14.64
                              14.65
                              14.55
                              14.4
                              14.33
                              14.25
                              14.42
                              14.45
                              14.528
                              14.58
                              14.56
                              14.54
                              14.51
                              14.61
                              14.55
                              14.5
                              14.53
                              14.63
                              14.57
                              14.55
                              14.5
                              14.5
                              14.55
                              14.62
                              14.57
                              14.6
                              14.87
                              14.99
                              14.99
                              15
                              15.08
                              15.08
                              15.04
                              15.02
                              15.05
                              15.22
                              15.29
                              15.35
                              15.33
                              15.34
                              15.38
                              15.37
                              15.29
                              15.31
                              15.38
                              15.38
                              15.35
                              15.45
                              15.5
                              15.34
                              15.3
                              15.3
                              15.2
                              15.25
                              15.21
                              15.15
                              15.05
                              15.01
                              14.87
                              14.89
                              14.76
                              14.73
                              14.65
                              14.6
                              14.57
                              14.66
                              14.76
                              14.77
                              14.78
                              14.83
                              14.87
                              14.86
                              14.86
                              14.9
                              14.94
                              14.97
                              14.85
                              14.85
                              14.96
                              14.86
                              14.9
                              15
                              14.91
                              14.78
                              14.88
                              14.8
                              14.8
                              14.95
                              14.86
                              14.95
                              15.15
                              15.1
                              15.1
                              14.96
                              15
                              15
                              15.08
                              15
                              15
                              15
                              15.03
                              14.85
                              14.85
                              14.85
                              14.84
                              14.87
                              14.89
                              14.95
                              14.9
                              14.87
                              14.96
                              14.96
                              14.94
                              14.94
                              15.07
8/31/05                       15.05


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.05
------------------------------------
Common Share
Net Asset Value               $15.33
------------------------------------
Premium/(Discount) to NAV     -1.83%
------------------------------------
Market Yield                   5.50%
------------------------------------
Taxable-Equivalent Yield1      8.40%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $194,895
------------------------------------
Average Effective
Maturity on Securities (Years) 16.54
------------------------------------
Leverage-Adjusted Duration      7.60
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          5.10%         7.42%
------------------------------------
5-Year          7.54%         7.73%
------------------------------------
10-Year         8.81%         7.52%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         28.3%
------------------------------------
U.S. Guaranteed                17.2%
------------------------------------
Water and Sewer                17.0%
------------------------------------
Tax Obligation/General         13.7%
------------------------------------
Education and Civic
Organizations                   8.3%
------------------------------------
Utilities                       7.5%
------------------------------------
Other                           8.0%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen California Premium Income Municipal Fund
NCU

Performance
     OVERVIEW As of August 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              64%
AA                                6%
A                                11%
BBB                              14%
BB or Lower                       4%
NR                                1%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                            0.073
Oct                            0.073
Nov                            0.073
Dec                            0.073
Jan                            0.073
Feb                            0.073
Mar                             0.07
Apr                             0.07
May                             0.07
Jun                             0.07
Jul                             0.07
Aug                             0.07

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/04                        13.7
                              13.67
                              13.55
                              13.6
                              13.7
                              13.53
                              13.62
                              13.7
                              13.81
                              13.73
                              13.88
                              13.93
                              13.85
                              13.94
                              13.95
                              13.95
                              13.9
                              13.95
                              14.22
                              14.1
                              14
                              13.82
                              13.75
                              13.88
                              13.85
                              13.8
                              13.85
                              13.99
                              14
                              14.02
                              13.92
                              14.05
                              14
                              13.94
                              13.94
                              14.01
                              14.1
                              13.95
                              13.85
                              13.9
                              13.91
                              13.9
                              13.9
                              13.92
                              13.91
                              13.84
                              13.55
                              13.34
                              13.36
                              13.3
                              13.38
                              13.42
                              13.5
                              13.6
                              13.65
                              13.6
                              13.55
                              13.6
                              13.5
                              13.6
                              13.65
                              13.65
                              13.7
                              13.59
                              13.51
                              13.52
                              13.61
                              13.56
                              13.5
                              13.63
                              13.73
                              13.58
                              13.5
                              13.54
                              13.42
                              13.31
                              13.3
                              13.279
                              13.32
                              13.31
                              13.27
                              13.1
                              13.18
                              13.14
                              13.18
                              13.22
                              13.33
                              13.38
                              13.44
                              13.42
                              13.49
                              13.5
                              13.4
                              13.43
                              13.54
                              13.53
                              13.53
                              13.48
                              13.71
                              14.25
                              14.13
                              14.18
                              13.9
                              14.03
                              14.02
                              13.83
                              13.78
                              13.75
                              13.83
                              14.1
                              14.05
                              14.06
                              14.03
                              13.93
                              14.3
                              14.3
                              14.17
                              14
                              13.96
                              14
                              14.35
                              14.15
                              14.21
                              14.2
                              14.07
                              14.07
                              14.1
                              14.16
                              14.15
                              14.06
                              13.84
                              13.74
                              13.64
                              13.64
                              13.64
                              13.64
                              13.52
                              13.64
                              13.54
                              13.26
                              13.17
                              13.06
                              13.06
                              13.03
                              13.07
                              13.1
                              13.02
                              13.09
                              13.08
                              13.09
                              13.03
                              13.21
                              13.22
                              13.29
                              13.5
                              13.63
                              13.9
                              13.81
                              13.82
                              13.8
                              13.76
                              13.67
                              13.85
                              13.85
                              13.86
                              13.97
                              13.97
                              13.97
                              14
                              13.99
                              13.98
                              13.99
                              13.97
                              13.83
                              13.92
                              13.9
                              13.77
                              13.89
                              13.97
                              13.89
                              14
                              13.92
                              13.91
                              13.93
                              13.94
                              13.99
                              14.13
                              14.06
                              14.1
                              13.99
                              14.22
                              14.33
                              14.74
                              14.7
                              14.49
                              14.47
                              14.4
                              14.3
                              14.18
                              14
                              14.24
                              14.2
                              14.12
                              14.11
                              14.12
                              14.12
                              14.16
                              14.03
                              14.1
                              14.14
                              14.13
                              14.15
                              14.23
                              14.32
                              14.31
                              14.25
                              14.3
                              14.2
                              14.13
                              14.25
                              14.13
                              14.1
                              14.1
                              14.0705
                              14.14
                              14.15
                              14.2
                              14.15
                              14.14
                              14.34
                              14.26
                              14.26
                              14.26
                              14.39
                              14.58
                              14.37
                              14.23
                              14.03
                              14.18
                              14.21
                              14.08
                              14.08
                              14.14
                              14.2
                              14.14
                              14.21
                              14.26
                              14.34
                              14.5
                              14.37
                              14.35
                              14.24
                              14.32
                              14.45
8/31/05                       14.37


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.37
------------------------------------
Common Share
Net Asset Value               $15.03
------------------------------------
Premium/(Discount) to NAV     -4.39%
------------------------------------
Market Yield                   5.85%
------------------------------------
Taxable-Equivalent Yield1      8.93%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $86,785
------------------------------------
Average Effective
Maturity on Securities (Years) 15.61
------------------------------------
Leverage-Adjusted Duration      7.87
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         11.76%         9.75%
------------------------------------
5-Year          7.98%         8.66%
------------------------------------
10-Year         9.28%         7.98%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         34.5%
------------------------------------
Tax Obligation/General         17.3%
------------------------------------
Water and Sewer                10.9%
------------------------------------
Healthcare                      9.2%
------------------------------------
Utilities                       8.7%
------------------------------------
U.S. Guaranteed                 7.3%
------------------------------------
Transportation                  5.4%
------------------------------------
Other                           6.7%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen California Dividend Advantage Municipal Fund
NAC

Performance
     OVERVIEW As of August 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              62%
AA                                4%
A                                12%
BBB                              14%
NR                                8%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                            0.082
Oct                            0.082
Nov                            0.082
Dec                            0.082
Jan                            0.082
Feb                            0.082
Mar                            0.082
Apr                            0.082
May                            0.082
Jun                            0.082
Jul                            0.082
Aug                            0.082

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/04                        15.06
                              14.98
                              14.92
                              15.02
                              15.09
                              15
                              15.14
                              15.02
                              14.96
                              14.94
                              14.95
                              14.98
                              14.99
                              14.97
                              15.04
                              15.04
                              15.04
                              15
                              15
                              15.04
                              14.96
                              14.81
                              14.85
                              14.91
                              14.9
                              14.9
                              14.99
                              15.05
                              15.05
                              15
                              15.01
                              15.05
                              15.12
                              15.18
                              15.24
                              15.19
                              15.27
                              15.28
                              15.27
                              15.31
                              15.27
                              15.32
                              15.47
                              15.4
                              15.5
                              15.48
                              15.23
                              14.89
                              15.04
                              14.96
                              15.12
                              15.14
                              15.14
                              15.17
                              15.18
                              15.28
                              15.05
                              15.11
                              15.09
                              15
                              14.98
                              14.9
                              14.76
                              14.75
                              14.7
                              14.81
                              14.82
                              14.81
                              14.89
                              14.83
                              14.83
                              14.83
                              14.86
                              14.9
                              14.86
                              14.95
                              14.93
                              14.85
                              14.84
                              14.83
                              14.76
                              14.9
                              14.84
                              14.89
                              14.9
                              14.9
                              14.82
                              14.75
                              14.81
                              14.88
                              14.76
                              14.75
                              14.57
                              14.46
                              14.4
                              14.5
                              14.53
                              14.59
                              14.57
                              14.53
                              14.61
                              14.52
                              14.61
                              14.69
                              14.74
                              14.8
                              14.89
                              14.98
                              15.07
                              15.19
                              15.15
                              15.23
                              15.21
                              15.11
                              15.11
                              15.04
                              14.98
                              15
                              14.83
                              14.79
                              14.82
                              14.9
                              15.06
                              15.01
                              14.98
                              14.97
                              14.94
                              15.01
                              15
                              14.95
                              14.76
                              14.78
                              14.68
                              14.61
                              14.62
                              14.55
                              14.59
                              14.58
                              14.61
                              14.59
                              14.33
                              14.4
                              14.29
                              14.4
                              14.42
                              14.51
                              14.6
                              14.6
                              14.68
                              14.7
                              14.71
                              14.659
                              14.72
                              14.79
                              14.78
                              14.73
                              14.8
                              14.83
                              14.88
                              14.88
                              14.89
                              14.86
                              14.89
                              14.85
                              14.82
                              14.86
                              14.93
                              14.93
                              14.96
                              15.01
                              15
                              15.02
                              15
                              15.11
                              15.27
                              15.28
                              15.22
                              15.29
                              15.37
                              15.35
                              15.45
                              15.4
                              15.35
                              15.39
                              15.3
                              15.25
                              15.31
                              15.25
                              15.39
                              15.53
                              15.51
                              15.59
                              15.6
                              15.58
                              15.55
                              15.55
                              15.502
                              15.38
                              15.34
                              15.43
                              15.64
                              15.67
                              15.53
                              15.53
                              15.5
                              15.5
                              15.59
                              15.51
                              15.54
                              15.61
                              15.5
                              15.69
                              15.78
                              15.7
                              15.81
                              15.82
                              15.9
                              15.9
                              15.82
                              15.81
                              15.85
                              15.8
                              15.88
                              15.77
                              15.8
                              15.9
                              15.89
                              15.95
                              15.99
                              16.08
                              16.06
                              16.06
                              15.93
                              16.08
                              16.15
                              16.12
                              15.9
                              15.95
                              15.96
                              15.94
                              15.9
                              16
                              16.13
                              16.12
                              16.15
                              16.15
                              16.1
                              16.02
                              16.04
                              15.98
                              16.12
                              16.051
                              16.02
                              16.08
8/31/05                       16.07

FUND SNAPSHOT
------------------------------------
Common Share Price            $16.07
------------------------------------
Common Share
Net Asset Value               $15.98
------------------------------------
Premium/(Discount) to NAV      0.56%
------------------------------------
Market Yield                   6.12%
------------------------------------
Taxable-Equivalent Yield1      9.34%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $374,265
------------------------------------
Average Effective
Maturity on Securities (Years) 17.20
------------------------------------
Leverage-Adjusted Duration      7.21
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         14.62%         9.41%
------------------------------------
5-Year          9.93%         9.41%
------------------------------------
Since
Inception       7.63%         8.14%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         25.0%
------------------------------------
Tax Obligation/General         13.8%
------------------------------------
Transportation                 13.4%
------------------------------------
U.S. Guaranteed                12.6%
------------------------------------
Utilities                       7.8%
------------------------------------
Education and Civic
Organizations                   7.1%
------------------------------------
Housing/Multifamily             5.5%
------------------------------------
Healthcare                      4.8%
------------------------------------
Other                          10.0%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.0464 per share.

Nuveen California Dividend Advantage Municipal Fund 2
NVX

Performance
     OVERVIEW As of August 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              69%
AA                                1%
A                                12%
BBB                              12%
NR                                6%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                            0.076
Oct                            0.076
Nov                            0.076
Dec                            0.076
Jan                            0.076
Feb                            0.076
Mar                            0.076
Apr                            0.076
May                            0.076
Jun                            0.076
Jul                            0.076
Aug                            0.076

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/04                        14.15
                              14.12
                              14
                              14
                              14.09
                              14.13
                              14.2
                              14.01
                              13.98
                              13.97
                              13.95
                              14.02
                              14
                              14.01
                              13.99
                              14.14
                              14.03
                              14.11
                              14.17
                              14.08
                              14.05
                              13.95
                              13.95
                              13.95
                              13.9
                              13.9
                              14.04
                              14.09
                              14.03
                              14.04
                              14.04
                              14.05
                              14.04
                              14.12
                              14.11
                              14.13
                              14.16
                              14.19
                              14.16
                              14.06
                              14.04
                              14.08
                              14.11
                              14.18
                              14.25
                              14.22
                              14.04
                              13.65
                              13.7
                              13.65
                              13.74
                              13.76
                              14.03
                              14.06
                              14.1
                              14.04
                              13.96
                              14.08
                              13.94
                              13.96
                              13.99
                              13.87
                              13.72
                              13.66
                              13.62
                              13.68
                              13.76
                              13.76
                              13.79
                              13.73
                              13.84
                              13.69
                              13.69
                              13.7
                              13.6
                              13.72
                              13.54
                              13.55
                              13.66
                              13.57
                              13.44
                              13.41
                              13.45
                              13.46
                              13.45
                              13.58
                              13.62
                              13.61
                              13.62
                              13.67
                              13.7
                              13.74
                              13.63
                              13.66
                              13.65
                              13.8
                              13.71
                              13.77
                              13.8
                              13.83
                              13.95
                              13.96
                              13.917
                              14.05
                              14.13
                              14.1
                              14.1
                              14.18
                              14.17
                              14.24
                              14.24
                              14.35
                              14.3
                              14.35
                              14.15
                              14.17
                              14.21
                              14.11
                              13.99
                              13.9
                              14.01
                              14
                              14.12
                              14.09
                              14.09
                              14.04
                              14.11
                              14.18
                              14.15
                              14.16
                              14.16
                              14.09
                              14.06
                              13.95
                              14
                              14.01
                              13.92
                              13.9
                              13.83
                              13.88
                              13.64
                              13.73
                              13.56
                              13.56
                              13.77
                              13.77
                              13.71
                              13.71
                              13.68
                              13.76
                              13.76
                              13.69
                              13.72
                              13.81
                              13.79
                              13.68
                              13.78
                              13.88
                              13.98
                              13.86
                              13.76
                              13.84
                              13.86
                              13.81
                              13.86
                              13.97
                              14.05
                              14.05
                              14
                              14
                              14.05
                              14.16
                              14.1
                              14.08
                              14.07
                              14.18
                              14.17
                              14.24
                              14.22
                              14.24
                              14.24
                              14.26
                              14.29
                              14.24
                              14.25
                              14.26
                              14.32
                              14.37
                              14.37
                              14.42
                              14.55
                              14.59
                              14.69
                              14.7
                              14.66
                              14.7
                              14.68
                              14.5
                              14.47
                              14.39
                              14.4
                              14.43
                              14.38
                              14.38
                              14.37
                              14.47
                              14.59
                              14.59
                              14.56
                              14.63
                              14.7
                              14.93
                              14.9
                              14.97
                              14.9
                              14.89
                              14.83
                              14.93
                              14.84
                              14.73
                              14.82
                              14.79
                              14.82
                              14.77
                              14.82
                              14.84
                              14.88
                              14.83
                              14.93
                              15
                              14.97
                              14.97
                              14.93
                              14.96
                              14.9
                              15.09
                              14.79
                              14.8
                              15.02
                              15.14
                              15.05
                              15
                              14.98
                              15.12
                              15.16
                              15.09
                              15.05
                              15.04
                              14.96
                              14.91
                              15.05
                              14.97
                              15.13
                              14.98
8/31/05                       15.19

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.19
------------------------------------
Common Share
Net Asset Value               $15.63
------------------------------------
Premium/(Discount) to NAV     -2.82%
------------------------------------
Market Yield                   6.00%
------------------------------------
Taxable-Equivalent Yield1      9.16%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $231,140
------------------------------------
Average Effective
Maturity on Securities (Years) 15.89
------------------------------------
Leverage-Adjusted Duration      8.06
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         14.98%        10.80%
------------------------------------
Since
Inception       6.72%         8.20%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         19.0%
------------------------------------
Tax Obligation/General         17.4%
------------------------------------
U.S. Guaranteed                13.3%
------------------------------------
Education and Civic
Organizations                  10.1%
------------------------------------
Water and Sewer                 9.3%
------------------------------------
Housing/Multifamily             7.5%
------------------------------------
Healthcare                      6.1%
------------------------------------
Transportation                  6.1%
------------------------------------
Utilities                       6.0%
------------------------------------
Other                           5.2%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen California Dividend Advantage Municipal Fund 3
NZH

Performance
     OVERVIEW As of August 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              63%
AA                                2%
A                                15%
BBB                              13%
NR                                7%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                            0.072
Oct                            0.072
Nov                            0.072
Dec                            0.072
Jan                            0.072
Feb                            0.072
Mar                            0.072
Apr                            0.072
May                            0.072
Jun                            0.072
Jul                            0.072
Aug                            0.072

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/04                        13.4
                              13.35
                              13.34
                              13.34
                              13.35
                              13.25
                              13.35
                              13.25
                              13.25
                              13.27
                              13.4
                              13.4
                              13.48
                              13.51
                              13.45
                              13.55
                              13.5
                              13.5
                              13.5
                              13.51
                              13.42
                              13.4
                              13.43
                              13.46
                              13.4
                              13.47
                              13.51
                              13.54
                              13.44
                              13.37
                              13.42
                              13.46
                              13.43
                              13.41
                              13.5
                              13.5
                              13.48
                              13.55
                              13.58
                              13.51
                              13.59
                              13.68
                              13.75
                              13.83
                              13.74
                              13.78
                              13.47
                              13.3
                              13.33
                              13.26
                              13.31
                              13.36
                              13.35
                              13.35
                              13.42
                              13.44
                              13.44
                              13.34
                              13.27
                              13.26
                              13.25
                              13.2
                              13.21
                              13.15
                              13.04
                              13.18
                              13.23
                              13.25
                              13.35
                              13.23
                              13.34
                              13.19
                              13.19
                              13.27
                              13.15
                              13.17
                              13.15
                              13.12
                              13.1
                              13.09
                              13.02
                              13.05
                              13.05
                              13.14
                              13.14
                              13.18
                              13.15
                              13.17
                              13.23
                              13.32
                              13.36
                              13.42
                              13.34
                              13.35
                              13.31
                              13.37
                              13.42
                              13.4
                              13.5
                              13.5
                              13.46
                              13.62
                              13.65
                              13.7
                              13.74
                              13.78
                              13.8
                              13.8
                              13.76
                              13.89
                              13.88
                              13.84
                              13.87
                              13.79
                              13.8
                              13.79
                              13.72
                              13.67
                              13.5
                              13.45
                              13.5
                              13.53
                              13.63
                              13.65
                              13.65
                              13.65
                              13.65
                              13.72
                              13.81
                              13.76
                              13.59
                              13.53
                              13.46
                              13.41
                              13.37
                              13.31
                              13.41
                              13.43
                              13.45
                              13.44
                              13.16
                              13.2
                              13.07
                              13.17
                              13.23
                              13.31
                              13.33
                              13.37
                              13.4
                              13.44
                              13.41
                              13.37
                              13.41
                              13.38
                              13.4
                              13.32
                              13.42
                              13.46
                              13.45
                              13.47
                              13.43
                              13.43
                              13.43
                              13.34
                              13.44
                              13.43
                              13.54
                              13.54
                              13.62
                              13.62
                              13.76
                              13.68
                              13.56
                              13.59
                              13.74
                              13.77
                              13.7
                              13.8
                              13.82
                              13.81
                              13.8
                              13.86
                              13.86
                              13.92
                              13.95
                              13.92
                              13.9
                              13.91
                              13.96
                              13.99
                              14
                              14.02
                              13.95
                              14.08
                              14.01
                              14.02
                              14.05
                              13.95
                              13.91
                              13.88
                              13.96
                              13.98
                              13.99
                              13.99
                              13.9
                              13.9
                              13.96
                              14.05
                              14.02
                              14.01
                              14.03
                              14.07
                              14.08
                              14.03
                              14.06
                              14.17
                              14.13
                              14.16
                              14.12
                              14.04
                              13.96
                              13.93
                              14.01
                              14.03
                              13.95
                              14.08
                              14.12
                              14.01
                              14.16
                              14.14
                              14.15
                              14.15
                              14.26
                              14.39
                              14.41
                              14.47
                              14.38
                              14.42
                              14.4
                              14.5
                              14.34
                              14.32
                              14.38
                              14.4
                              14.4
                              14.35
                              14.34
                              14.37
                              14.33
                              14.38
                              14.36
                              14.35
                              14.41
                              14.44
8/31/05                       14.49

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.49
------------------------------------
Common Share
Net Asset Value               $15.31
------------------------------------
Premium/(Discount) to NAV     -5.36%
------------------------------------
Market Yield                   5.96%
------------------------------------
Taxable-Equivalent Yield1      9.10%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $369,262
------------------------------------
Average Effective
Maturity on Securities (Years) 17.82
------------------------------------
Leverage-Adjusted Duration      8.69
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         15.75%        10.69%
------------------------------------
Since
Inception       5.48%         7.80%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         28.2%
------------------------------------
Tax Obligation/General         21.7%
------------------------------------
Water and Sewer                 8.9%
------------------------------------
Utilities                       8.6%
------------------------------------
Healthcare                      8.6%
------------------------------------
Housing/Multifamily             6.6%
------------------------------------
Transportation                  6.2%
------------------------------------
Education and Civic
Organizations                   5.1%
------------------------------------
Other                           6.1%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Insured California Dividend Advantage Municipal Fund
NKL

Performance
     OVERVIEW As of August 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          81%
AAA (uninsured)                   2%
AA (uninsured)                    3%
A (uninsured)                     8%
BBB (uninsured)                   6%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                            0.076
Oct                            0.076
Nov                            0.076
Dec                            0.076
Jan                            0.076
Feb                            0.076
Mar                            0.076
Apr                            0.076
May                            0.076
Jun                            0.072
Jul                            0.072
Aug                            0.072

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/04                        14.69
                              14.67
                              14.47
                              14.47
                              14.51
                              14.6
                              14.8
                              14.65
                              14.65
                              14.66
                              14.71
                              14.69
                              14.92
                              14.76
                              14.92
                              14.86
                              14.75
                              14.86
                              14.9
                              14.85
                              14.8
                              14.68
                              14.77
                              14.74
                              14.71
                              14.65
                              14.69
                              14.85
                              14.95
                              14.86
                              14.68
                              14.66
                              14.61
                              14.65
                              14.77
                              14.76
                              14.75
                              14.85
                              14.89
                              14.85
                              14.73
                              14.71
                              14.75
                              14.9
                              14.77
                              14.78
                              14.4
                              14.25
                              14.42
                              14.38
                              14.29
                              14.38
                              14.38
                              14.5
                              14.54
                              14.75
                              14.47
                              14.55
                              14.84
                              14.75
                              14.75
                              14.58
                              14.28
                              14.55
                              14.24
                              14.34
                              14.5
                              14.48
                              14.71
                              14.7
                              14.75
                              14.26
                              14.24
                              14.3
                              14.29
                              14.17
                              14.17
                              14.26
                              14.37
                              14.27
                              14.37
                              14.29
                              14.39
                              14.4
                              14.32
                              14.4
                              14.45
                              14.54
                              14.62
                              14.84
                              14.68
                              14.7
                              14.58
                              14.51
                              14.4
                              14.75
                              14.65
                              14.7
                              14.75
                              14.84
                              14.84
                              14.83
                              15
                              14.83
                              14.98
                              14.88
                              14.97
                              14.69
                              14.8
                              14.7
                              14.72
                              14.8
                              14.75
                              14.64
                              14.78
                              14.77
                              14.75
                              14.76
                              14.53
                              14.45
                              14.4
                              14.5
                              14.6
                              14.61
                              14.58
                              14.55
                              14.61
                              14.62
                              14.62
                              14.75
                              14.75
                              14.62
                              14.66
                              14.59
                              14.58
                              14.7
                              14.47
                              14.64
                              14.65
                              14.5
                              14.46
                              14.45
                              14.38
                              14.57
                              14.45
                              14.65
                              14.64
                              14.72
                              14.69
                              14.75
                              14.83
                              14.62
                              14.72
                              14.67
                              14.46
                              14.53
                              14.64
                              14.68
                              14.54
                              14.44
                              14.5
                              14.45
                              14.41
                              14.39
                              14.4
                              14.43
                              14.59
                              14.59
                              14.58
                              14.61
                              14.74
                              14.71
                              14.73
                              14.69
                              14.7
                              14.72
                              14.58
                              14.73
                              14.79
                              14.77
                              14.85
                              14.82
                              14.88
                              14.89
                              15.25
                              14.95
                              15
                              15.2
                              15.14
                              15.23
                              15.2
                              15.13
                              15.06
                              14.91
                              14.96
                              14.88
                              14.89
                              14.91
                              14.82
                              14.9
                              14.8
                              14.66
                              14.58
                              14.66
                              14.67
                              14.8
                              14.77
                              14.84
                              14.76
                              14.79
                              14.88
                              14.88
                              14.89
                              14.94
                              14.94
                              15.04
                              15.06
                              15.05
                              15
                              15.13
                              15.04
                              14.89
                              15
                              14.9
                              14.8
                              14.88
                              14.88
                              14.93
                              15
                              15.08
                              15.12
                              15.12
                              15.15
                              15.18
                              15.12
                              15.11
                              15.23
                              15.2
                              15.17
                              15
                              15.05
                              15.02
                              15.01
                              14.93
                              14.89
                              14.89
                              14.99
                              14.96
                              14.92
                              15
                              15.01
                              14.98
                              15.07
                              15.13
8/31/05                       15

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.00
------------------------------------
Common Share
Net Asset Value               $15.81
------------------------------------
Premium/(Discount) to NAV     -5.12%
------------------------------------
Market Yield                   5.76%
------------------------------------
Taxable-Equivalent Yield1      8.79%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $241,254
------------------------------------
Average Effective
Maturity on Securities (Years) 19.59
------------------------------------
Leverage-Adjusted Duration      7.01
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          9.00%         9.46%
------------------------------------
Since
Inception       6.64%         9.45%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         28.4%
------------------------------------
Tax Obligation/General         22.6%
------------------------------------
Utilities                      13.0%
------------------------------------
Water and Sewer                11.3%
------------------------------------
Education and Civic
Organizations                   5.8%
------------------------------------
U.S. Guaranteed                 5.5%
------------------------------------
Transportation                  3.8%
------------------------------------
Other                           9.6%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.0498 per share.

Nuveen Insured California Tax-Free Advantage Municipal Fund
NKX

Performance
     OVERVIEW As of August 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          82%
AAA (uninsured)                   2%
A (uninsured)                    10%
BBB (uninsured)                   6%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                           0.0755
Oct                           0.0755
Nov                           0.0755
Dec                           0.0725
Jan                           0.0725
Feb                           0.0725
Mar                           0.0695
Apr                           0.0695
May                           0.0695
Jun                            0.066
Jul                            0.066
Aug                            0.066

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/04                        14.25
                              14.33
                              14.35
                              14.45
                              14.35
                              14.43
                              14.35
                              14.45
                              14.47
                              14.4
                              14.44
                              14.55
                              14.75
                              14.82
                              14.75
                              14.67
                              14.7
                              14.69
                              14.75
                              14.79
                              14.7
                              14.55
                              14.5
                              14.52
                              14.45
                              14.45
                              14.35
                              14.5
                              14.55
                              14.49
                              14.4
                              14.35
                              14.32
                              14.28
                              14.38
                              14.29
                              14.17
                              14.16
                              14.31
                              14.31
                              14.51
                              14.79
                              14.51
                              14.62
                              14.51
                              14.64
                              14.57
                              14.4
                              14.35
                              14.04
                              14.08
                              14.14
                              14.1
                              14.08
                              14.22
                              14.25
                              14.27
                              14.22
                              14.32
                              14.74
                              14.5
                              14.39
                              14.11
                              14.19
                              14.37
                              14.25
                              14.27
                              14.18
                              14.12
                              14.13
                              14.14
                              14.01
                              14.01
                              13.9
                              13.86
                              13.76
                              13.84
                              13.81
                              14.35
                              14.34
                              14.25
                              14.13
                              14
                              14.21
                              14.4
                              14.4
                              14.46
                              14.45
                              14.5
                              14.32
                              14.34
                              14.37
                              14.4
                              14.6
                              14.62
                              14.5
                              14.62
                              14.64
                              14.63
                              14.63
                              14.59
                              14.57
                              14.52
                              14.54
                              14.61
                              14.61
                              14.67
                              14.67
                              14.61
                              14.61
                              14.77
                              14.72
                              14.72
                              14.58
                              14.53
                              14.63
                              14.79
                              14.57
                              14.59
                              14.66
                              14.65
                              14.69
                              14.77
                              14.74
                              14.75
                              14.66
                              14.7
                              14.8
                              14.8
                              14.75
                              14.65
                              14.65
                              14.7
                              14.8
                              14.56
                              14.4
                              14.4
                              14.24
                              14.24
                              14.04
                              14.24
                              13.96
                              13.96
                              14
                              13.9
                              13.96
                              13.93
                              13.8
                              13.83
                              13.92
                              13.92
                              14
                              14.04
                              13.93
                              13.9
                              13.95
                              13.88
                              13.89
                              13.93
                              13.97
                              13.9
                              13.95
                              13.91
                              13.91
                              13.86
                              14.02
                              13.88
                              13.88
                              13.91
                              14.26
                              14.32
                              14.25
                              14.226
                              14.24
                              14.11
                              14.11
                              14.1
                              14.28
                              14.28
                              14.34
                              14.3
                              14.16
                              14.28
                              14.34
                              14.46
                              14.48
                              14.54
                              14.62
                              15.08
                              14.93
                              14.78
                              14.69
                              14.53
                              14.53
                              14.45
                              14.4
                              14.39
                              14.38
                              14.38
                              14.4
                              14.28
                              14.26
                              14.32
                              14.24
                              14.18
                              14.21
                              14.17
                              14.23
                              14.26
                              14.18
                              14.26
                              14.25
                              14.26
                              14.28
                              14.18
                              14.35
                              14.3
                              14.42
                              14.25
                              14.33
                              14.25
                              14.22
                              14.5
                              14.5
                              14.55
                              14.32
                              14.28
                              14.27
                              14.4
                              14.36
                              14.47
                              14.47
                              14.44
                              14.45
                              14.33
                              14.5
                              14.42
                              14.53
                              14.69
                              14.52
                              14.21
                              14.2
                              14.23
                              14.22
                              14.22
                              14.28
                              14.338
                              14.36
                              14.35
                              14.46
                              14.68
                              14.54
                              14.62
                              14.62
8/31/05                       14.38

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.38
------------------------------------
Common Share
Net Asset Value               $15.17
------------------------------------
Premium/(Discount) to NAV     -5.21%
------------------------------------
Market Yield                   5.51%
------------------------------------
Taxable-Equivalent Yield1      8.41%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $89,272
------------------------------------
Average Effective
Maturity on Securities (Years) 19.76
------------------------------------
Leverage-Adjusted Duration      7.34
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          7.46%         9.84%
------------------------------------
Since
Inception       4.47%         8.17%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         32.4%
------------------------------------
Tax Obligation/Limited         28.6%
------------------------------------
Healthcare                     10.2%
------------------------------------
Transportation                  9.2%
------------------------------------
Water and Sewer                 7.6%
------------------------------------
Other                          12.0%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Shareholder
       MEETING REPORT

The Special Shareholder Meeting was held at The Northern Trust Bank, 50 S. LaSalle St., Chicago, IL on July 26, 2005.

                                                  NPC                 NCL                    NCU                      NAC
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT MANAGEMENT
AGREEMENT WAS REACHED AS FOLLOWS:
                                                Common and               Common and               Common and              Common and
                                      MuniPreferred shares     MuniPreferred shares     MuniPreferred shares    MuniPreferred shares
                                           voting together          voting together          voting together         voting together
                                                as a class               as a class               as a class              as a class
------------------------------------------------------------------------------------------------------------------------------------
   For                                           5,858,714               11,958,747                5,420,477              22,472,938
   Against                                          25,324                   70,201                   33,834                 103,803
   Abstain                                         127,385                   85,987                   44,779                 119,998
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         6,011,423               12,114,935                5,499,090              22,696,739
====================================================================================================================================

                                                  NVX                 NZH                    NKL                      NKX
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT MANAGEMENT
AGREEMENT WAS REACHED AS FOLLOWS:
                                                Common and               Common and               Common and              Common and
                                      MuniPreferred shares     MuniPreferred shares     MuniPreferred shares    MuniPreferred shares
                                           voting together          voting together          voting together         voting together
                                                as a class               as a class               as a class              as a class
------------------------------------------------------------------------------------------------------------------------------------
   For                                          14,463,409               23,545,685               14,907,808               5,701,375
   Against                                         109,646                  104,732                   76,783                  44,745
   Abstain                                          64,472                  100,941                  112,324                  24,124
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        14,637,527               23,751,358               15,096,915               5,770,244
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund at August 31, 2005, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
October 17, 2005

                        Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
                        Portfolio of
                           INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.3% (7.5% OF TOTAL INVESTMENTS)

$       2,000   California Educational Facilities Authority, Revenue Bonds,           9/06 at 102.00         AAA     $    2,092,560
                 Santa Clara University, Series 1996, 5.750%, 9/01/26 -
                 MBIA Insured

        2,125   California Educational Facilities Authority, Student Loan             3/08 at 102.00         Aaa          2,234,438
                 Revenue Bonds, Cal Loan Program, Series 2001A,
                 5.400%, 3/01/21 (Alternative Minimum Tax) - MBIA Insured

        2,500   California State University, Systemwide Revenue Bonds,                5/14 at 100.00         AAA          2,728,325
                 Series 2004A, 5.000%, 11/01/18 - FSA Insured

        1,500   California State University, Systemwide Revenue Bonds,                5/15 at 100.00         AAA          1,618,575
                 Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

        2,000   University of California, Revenue Bonds, Multi-Purpose                9/10 at 101.00         AAA          2,108,620
                 Projects, Series 2002O, 5.125%, 9/01/31 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 4.6% (3.3% OF TOTAL INVESTMENTS)

        3,000   California Health Facilities Financing Authority, Insured             8/08 at 101.00         AAA          3,195,000
                 Revenue Bonds, Sutter Health, Series 1998A, 5.375%, 8/15/30 -
                 MBIA Insured

        1,500   California Statewide Community Development Authority,                 8/09 at 101.00         AAA          1,638,390
                 Certificates of Participation, Sutter Health Obligated Group,
                 Series 1999, 5.500%, 8/15/19 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.2% (0.1% OF TOTAL INVESTMENTS)

          180   California Housing Finance Agency, Single Family Mortgage             2/07 at 102.00         AAA            186,799
                 Bonds II, Series 1997A-1, 6.000%, 8/01/20 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 30.9% (22.4% OF TOTAL INVESTMENTS)

                Bonita Unified School District, San Diego County, California,
                General Obligation Bonds, Series 2004A:
        1,890    5.250%, 8/01/23 - MBIA Insured                                       8/14 at 100.00         AAA          2,088,790
        1,250    5.250%, 8/01/25 - MBIA Insured                                       8/14 at 100.00         AAA          1,376,513

        2,000   California, General Obligation Veterans Welfare Bonds,                6/07 at 101.00         AAA          2,045,420
                 Series 2001BZ, 5.375%, 12/01/24 (Alternative Minimum
                 Tax) - MBIA Insured

                El Segundo Unified School District, Los Angeles County,
                California, General Obligation Bonds, Series 2004:
        2,580    5.250%, 9/01/21 - FGIC Insured                                       9/14 at 100.00         AAA          2,863,955
        1,775    5.250%, 9/01/22 - FGIC Insured                                       9/14 at 100.00         AAA          1,966,061

        1,225   Fresno Unified School District, Fresno County, California,            2/13 at 103.00         AAA          1,490,151
                 General Obligation Refunding Bonds, Series 1998A,
                 6.550%, 8/01/20 - MBIA Insured

        1,180   Jurupa Unified School District, Riverside County, California,         8/13 at 100.00         AAA          1,281,787
                 General Obligation Bonds, Series 2004, 5.000%, 8/01/21 -
                 FGIC Insured

        1,130   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          1,225,090
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/24 - FSA Insured

                Oakland Unified School District, Alameda County, California,
                General Obligation Bonds, Series 2005:
          205    5.000%, 8/01/25 - MBIA Insured                                       8/15 at 100.00         AAA            221,029
          215    5.000%, 8/01/26 - MBIA Insured                                       8/15 at 100.00         AAA            230,901

        3,000   Pomona Unified School District, Los Angeles County,                   8/11 at 103.00         AAA          3,581,730
                 California, General Obligation Refunding Bonds, Series 1997A,
                 6.500%, 8/01/19 - MBIA Insured

                San Diego Unified School District, San Diego County, California,
                General Obligation Bonds, Election of 1998, Series 2001C:
        1,335    5.000%, 7/01/21 - FSA Insured                                        7/11 at 102.00         AAA          1,473,907
        3,500    5.000%, 7/01/22 - FSA Insured                                        7/11 at 102.00         AAA          3,864,175
        4,895    5.000%, 7/01/23 - FSA Insured                                        7/11 at 102.00         AAA          5,404,325


                                       25

                        Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC) (continued)
                             Portfolio of INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,525   San Joaquin Delta Community College District, California,             8/15 at 100.00         AAA     $    2,709,628
                 General Obligation Bonds, Series 2005A, 5.000%, 8/01/29 -
                 FSA Insured

                San Jose-Evergreen Community College District, Santa Clara
                County, California, General Obligation Bonds, Series 2005A:
          165    5.000%, 9/01/25 - MBIA Insured                                       9/15 at 100.00         AAA            178,419
          240    5.000%, 9/01/27 - MBIA Insured                                       9/15 at 100.00         AAA            258,288


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.7% (16.5% OF TOTAL INVESTMENTS)

        1,000   Brea and Olinda Unified School District, Orange County,               8/11 at 101.00         AAA          1,060,840
                 California, Certificates of Participation Refunding,
                 Series 2002A, 5.125%, 8/01/26 - FSA Insured

                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,215    5.000%, 12/01/19 - AMBAC Insured                                    12/13 at 100.00         AAA          1,310,657
        1,615    5.000%, 12/01/21 - AMBAC Insured                                    12/13 at 100.00         AAA          1,733,896

        2,000   California State Public Works Board, Lease Revenue Bonds,            11/09 at 101.00         AAA          2,203,360
                 Department of Health Services, Series 1999A,
                 5.750%, 11/01/24 - MBIA Insured

        1,900   Corona-Norco Unified School District, Riverside County,               9/12 at 100.00         AAA          2,050,575
                 California, Special Tax Bonds, Community Facilities
                 District 98-1, Series 2002, 5.100%, 9/01/25 - AMBAC Insured

        5,000   El Monte, California, Senior Lien Certificates of Participation,      1/11 at 100.00         AAA          5,278,800
                 Department of Public Services Facility Phase II, Series 2001,
                 5.250%, 1/01/34 - AMBAC Insured

          150   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            162,456
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        1,400   Indian Wells Redevelopment Agency, California, Tax Allocation         9/13 at 100.00         AAA          1,503,474
                 Bonds, Consolidated Whitewater Project Area, Series 2003A,
                 5.000%, 9/01/20 - AMBAC Insured

          895   Los Angeles Community Redevelopment Agency, California,              12/14 at 100.00         AAA            969,697
                 Tax Allocation Bonds, Bunker Hill Project, Series 2004A,
                 5.000%, 12/01/20 - FSA Insured

        1,000   Los Angeles County Metropolitan Transportation Authority,             7/13 at 100.00         AAA          1,092,350
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2003B, 5.000%, 7/01/19 - MBIA Insured

          165   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            174,101
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          110   Riverside County Public Financing Authority, California,             10/15 at 100.00         AAA            116,381
                 Tax Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured

        3,000   Santa Clara County Financing Authority, California, Lease            11/07 at 102.00         AAA          3,164,220
                 Revenue Bonds, VMC Facility Replacement Project,
                 Series 1994A, 5.000%, 11/15/22 - AMBAC Insured

        2,805   Yucaipa-Calimesa Joint Unified School District,                      10/11 at 100.00         AAA          2,925,026
                 San Bernardino County, California, General Obligation
                 Refunding Bonds, Series 2001A, 5.000%, 10/01/31 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.5% (2.5% OF TOTAL INVESTMENTS)

        3,400   San Diego Unified Port District, California, Revenue Bonds,           9/14 at 100.00         AAA          3,606,040
                 Series 2004B, 5.000%, 9/01/29 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 41.4% (30.0% OF TOTAL INVESTMENTS)

                California, Various Purpose General Obligation Bonds, Series 2000:
        7,995    5.750%, 3/01/22 (Pre-refunded to 3/01/10) - MBIA Insured             3/10 at 101.00         AAA          8,967,832
        2,000    5.750%, 3/01/27 (Pre-refunded to 3/01/10) - MBIA Insured             3/10 at 101.00         AAA          2,237,100

        2,500   Fresno Unified School District, Fresno County, California,            8/09 at 102.00         AAA          2,645,400
                 General Obligation Bonds, Series 2001A, 5.125%, 8/01/26 -
                 FSA Insured

        6,000   Huntington Park Redevelopment Agency, California,                       No Opt. Call         AAA          8,706,720
                 Single Family Residential Mortgage Revenue Refunding
                 Bonds, Series 1986A, 8.000%, 12/01/19

        2,000   Los Angeles Unified School District, California, General              7/08 at 102.00         AAA          2,150,520
                 Obligation Bonds, Series 1997A, 5.000%, 7/01/21
                 (Pre-refunded to 7/01/08) - FGIC Insured

        5,135   Palmdale Community Redevelopment Agency, California,                    No Opt. Call         AAA          6,953,355
                 Single Family Restructured Mortgage Revenue Bonds,
                 Series 1986A, 8.000%, 3/01/16 (Alternative Minimum Tax)


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** (continued)

$       6,220   Riverside County, California, GNMA Mortgage-Backed                      No Opt. Call         AAA     $    9,578,676
                 Securities Program Single Family Mortgage Revenue Bonds,
                 Series 1987A, 9.000%, 5/01/21 (Alternative Minimum Tax)

        1,485   San Jose, California, Single Family Mortgage Revenue Bonds,             No Opt. Call         AAA          2,095,959
                 Series 1985A, 9.500%, 10/01/13


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.8% (2.0% OF TOTAL INVESTMENTS)

        2,600   Sacramento Municipal Utility District, California, Electric             No Opt. Call         AAA          2,887,690
                 Revenue Refunding Bonds, Series 2003S, 5.000%, 11/15/13 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 21.7% (15.7% OF TOTAL INVESTMENTS)

        5,255   El Dorado Irrigation District, California, Water and Sewer            3/13 at 100.00         AAA          5,622,482
                 Certificates of Participation, Series 2003A, 5.000%, 3/01/20 -
                 FGIC Insured

        1,230   El Dorado Irrigation District, California, Water and Sewer            3/14 at 100.00         AAA          1,322,939
                 Certificates of Participation, Series 2004A, 5.000%, 3/01/21 -
                 FGIC Insured

        1,000   Los Angeles, California, Wastewater System Revenue Bonds,            11/05 at 100.00         AAA          1,001,230
                 Series 1993D, 4.700%, 11/01/19 - FGIC Insured

          750   Sacramento County Sanitation District Financing Authority,           12/14 at 100.00         AAA            815,633
                 California, Revenue Bonds, Series 2004A, 5.000%, 12/01/21 -
                 AMBAC Insured

        3,400   San Diego Public Facilities Financing Authority, California,          5/07 at 101.00         AAA          3,546,778
                 Sewerage Revenue Bonds, Series 1997A, 5.250%, 5/15/22 -
                 FGIC Insured

        2,150   Santa Clara Valley Water District, California, Water Utility          6/10 at 100.00         AAA          2,283,170
                 System Revenue Bonds, Series 2000A, 5.125%, 6/01/31 -
                 FGIC Insured

        1,310   Santa Fe Springs Public Financing Authority, California,              5/13 at 100.00         AAA          1,384,617
                 Water Revenue Bonds, Series 2003A, 5.000%, 5/01/33 -
                 MBIA Insured

        1,345   West Basin Municipal Water District, California, Revenue              8/13 at 100.00         AAA          1,443,480
                 Certificates of Participation, Series 2003A, 5.000%, 8/01/20 -
                 MBIA Insured

        5,000   Wheeler Ridge-Maricopa Water District, Kern County,                  11/06 at 102.00         AAA          5,264,900
                 California, Water Revenue Refunding Bonds, Series 1996,
                 5.700%, 11/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     126,945   Total Long-Term Investments (cost $131,157,277) - 138.1%                                                 144,323,230
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.0%                                                                      5,186,552
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (43.1)%                                                        (45,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  104,509,782
                ====================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                        Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
                        Portfolio of
                           INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.3% (8.3% OF TOTAL INVESTMENTS)

                California Educational Facilities Authority, Revenue Bonds,
                Santa Clara University, Series 1996:
$       2,400    5.750%, 9/01/21 - MBIA Insured                                       9/06 at 102.00         AAA     $    2,517,984
        3,000    5.750%, 9/01/26 - MBIA Insured                                       9/06 at 102.00         AAA          3,138,840

        2,000   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          2,232,640
                 University of the Pacific, Series 2000, 5.875%, 11/01/20 -
                 MBIA Insured

        2,125   California Educational Facilities Authority, Student Loan             3/08 at 102.00         Aaa          2,234,438
                 Revenue Bonds, Cal Loan Program, Series 2001A,
                 5.400%, 3/01/21 (Alternative Minimum Tax) - MBIA Insured

        5,380   California State University, Systemwide Revenue Bonds,                5/14 at 100.00         AAA          5,913,104
                 Series 2004A, 5.000%, 11/01/16 - FSA Insured

        1,500   California State University, Systemwide Revenue Bonds,                5/15 at 100.00         AAA          1,618,575
                 Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

        6,000   University of California, Revenue Bonds, Multi-Purpose Projects,      5/13 at 100.00         AAA          6,367,560
                 Series 2003A, 5.000%, 5/15/27 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 4.5% (3.0% OF TOTAL INVESTMENTS)

        1,450   California Health Facilities Financing Authority, Insured             7/06 at 102.00         AAA          1,514,800
                 Health Facility Revenue Refunding Bonds, Mark Twain
                 St. Joseph's Healthcare Corporation, Series 1996A, 6.000%,
                 7/01/19 - MBIA Insured

        5,000   California Health Facilities Financing Authority, Insured             7/06 at 102.00         AAA          5,213,700
                 Health Facility Revenue Refunding Bonds, Catholic
                 Healthcare West, Series 1996A, 6.000%, 7/01/25 -
                 MBIA Insured

        1,755   University of California, Hospital Revenue Bonds, UCLA                5/12 at 101.00         AAA          1,974,182
                 Medical Center, Series 2004A, 5.500%, 5/15/18 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,100   California Housing Finance Agency, Single Family Mortgage             8/07 at 101.50         AAA          1,139,743
                 Bonds, Series 1997C-2-II, 5.625%, 8/01/20 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 20.3% (13.7% OF TOTAL INVESTMENTS)

        1,460   ABC Unified School District, Los Angeles County, California,          8/10 at 101.00         AAA          1,636,689
                 General Obligation Bonds, Series 2000B, 5.750%, 8/01/16 -
                 FGIC Insured

        4,400   California, General Obligation Bonds, Series 2003,                    2/13 at 100.00         AAA          4,635,092
                 5.000%, 2/01/31 - MBIA Insured

        3,000   California, General Obligation Veterans Welfare Bonds,                6/07 at 101.00         AAA          3,068,130
                 Series 2001BZ, 5.375%, 12/01/24 (Alternative Minimum Tax) -
                 MBIA Insured

                California, General Obligation Bonds, Series 2004:
        1,000    5.000%, 2/01/18 - AMBAC Insured                                      2/14 at 100.00         AAA          1,085,340
        2,250    5.000%, 4/01/31 - AMBAC Insured                                      4/14 at 100.00         AAA          2,386,013

        1,910   Fresno Unified School District, Fresno County, California,              No Opt. Call         AAA          2,427,285
                 General Obligation Bonds, Series 2002A, 6.000%, 8/01/26 -
                 MBIA Insured

                Kern Community College District, California, General Obligation
                Bonds, Series 2003A:
        3,655    5.000%, 11/01/20 - FGIC Insured                                     11/13 at 100.00         AAA          3,981,428
        2,665    5.000%, 11/01/21 - FGIC Insured                                     11/13 at 100.00         AAA          2,897,548

        1,750   Lake Tahoe Unified School District, El Dorado County,                 8/09 at 100.00         AAA          1,876,368
                 California, General Obligation Bonds, Series 1999A,
                 5.250%, 8/01/24 - FGIC Insured

        1,255   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          1,360,608
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/24 - FSA Insured

        2,200   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          2,413,224
                 Obligation Bonds, Series 2003F, 5.000%, 7/01/17 -
                 FSA Insured

                Manteca Unified School District, San Joaquin County,
                California, General Obligation Bonds, Series 2004:
        1,000    5.250%, 8/01/21 - FSA Insured                                        8/14 at 100.00         AAA          1,109,160
        1,000    5.250%, 8/01/22 - FSA Insured                                        8/14 at 100.00         AAA          1,106,770


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,270   Merced City School District, Merced County, California,               8/13 at 100.00         AAA     $    1,377,836
                 General Obligation Bonds, Series 2004, 5.000%, 8/01/22 -
                 FGIC Insured

                Oakland Unified School District, Alameda County, California,
                General Obligation Bonds, Series 2005:
          405    5.000%, 8/01/25 - MBIA Insured                                       8/15 at 100.00         AAA            436,667
          430    5.000%, 8/01/26 - MBIA Insured                                       8/15 at 100.00         AAA            461,803

        1,125   San Diego Unified School District, California, General Obligation       No Opt. Call         AAA            563,895
                 Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 -
                 FGIC Insured

        2,000   San Francisco Community College District, California, General         6/10 at 102.00         Aaa          2,112,280
                 Obligation Bonds, Series 2002A, 5.000%, 6/15/26 -
                 FGIC Insured

                San Jose-Evergreen Community College District, Santa Clara
                County, California, General Obligation Bonds, Series 2005A:
          320    5.000%, 9/01/25 - MBIA Insured                                       9/15 at 100.00         AAA            346,026
          465    5.000%, 9/01/27 - MBIA Insured                                       9/15 at 100.00         AAA            500,433

        1,000   San Ramon Valley Unified School District, Contra Costa                8/14 at 100.00         AAA          1,077,070
                 County, California, General Obligation Bonds, Series 2004,
                 5.000%, 8/01/24 - FSA Insured

        2,445   Washington Unified School District, Yolo County, California,          8/13 at 100.00         AAA          2,655,906
                 General Obligation Bonds, Series 2004A, 5.000%, 8/01/21 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 41.8% (28.3% OF TOTAL INVESTMENTS)

                Anaheim Public Finance Authority, California, Subordinate
                Lease Revenue Bonds, Public Improvement Project, Series 1997C:
        5,130    0.000%, 9/01/18 - FSA Insured                                          No Opt. Call         AAA          2,969,501
        8,000    0.000%, 9/01/21 - FSA Insured                                          No Opt. Call         AAA          3,993,360

                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,535    5.000%, 12/01/20 - AMBAC Insured                                    12/13 at 100.00         AAA          1,651,368
        1,780    5.000%, 12/01/23 - AMBAC Insured                                    12/13 at 100.00         AAA          1,901,983

        3,500   California Department of Transportation, Federal Highway                No Opt. Call         AAA          3,895,710
                 Grant Anticipation Bonds, Series 2004A, 5.000%, 2/01/15 -
                 FGIC Insured

        3,450   California State Public Works Board, Lease Revenue Bonds,            11/09 at 101.00         AAA          3,800,796
                 Department of Health Services, Series 1999A,
                 5.750%, 11/01/24 - MBIA Insured

        5,000   Compton Community Redevelopment Agency, California,                   2/06 at 102.00         AAA          5,114,900
                 Tax Allocation Refunding Bonds, Merged Area Redevelopment
                 Projects, Series 1995A, 6.500%, 8/01/13 - FSA Insured

        4,000   Contra Costa County, California, Certificates of Participation       11/07 at 102.00         AAA          4,271,280
                 Refunding, Merrithew Memorial Hospital Replacement,
                 Series 1997, 5.500%, 11/01/22 - MBIA Insured

        6,000   El Monte, California, Senior Lien Certificates of Participation,      1/11 at 100.00         AAA          6,292,620
                 Department of Public Services Facility Phase II, Series 2001,
                 5.000%, 1/01/21 - AMBAC Insured

        3,000   Galt Schools Joint Powers Authority, Sacramento County,              11/07 at 102.00         AAA          3,233,430
                 California, Revenue Refunding Bonds, High School and
                 Elementary School Facilities, Series 1997A,
                 5.875%, 11/01/24 - MBIA Insured

          285   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            308,666
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        5,000   Kern County Board of Education, California, Certificates of           5/08 at 102.00         AAA          5,311,100
                 Participation Refunding, Series 1998A, 5.200%, 5/01/28 -
                 MBIA Insured

        5,000   La Quinta Redevelopment Agency, California, Tax Allocation            9/07 at 102.00         AAA          5,262,100
                 Refunding Bonds, Redevelopment Project Area 1,
                 Series 1998, 5.200%, 9/01/28 - AMBAC Insured

        2,300   Long Beach Bond Finance Authority, Multiple Project Tax               8/15 at 100.00         AAA          2,454,629
                 Allocation Bonds, Housing and Gas Utility Financing Project
                 Areas, Series 2005A-1, 5.000%, 8/01/25 - AMBAC Insured

        4,000   Los Angeles, California, Certificates of Participation,               6/13 at 100.00         AAA          4,208,200
                 Municipal Improvement Corporation, Series 2003AW,
                 5.000%, 6/01/33 - AMBAC Insured

        1,000   Los Angeles Community Redevelopment Agency, California,              12/14 at 100.00         AAA          1,083,460
                 Tax Allocation Bonds, Bunker Hill Project, Series 2004A,
                 5.000%, 12/01/20 - FSA Insured

        3,865   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          4,177,910
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Bonds, Series 2000A, 5.250%, 7/01/30 - FGIC Insured


                                       29

                        Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,250   Los Angeles County Metropolitan Transportation Authority,             7/13 at 100.00         AAA     $    1,365,438
                 California, Proposition A First Tier Senior Sales Tax
                 Revenue Bonds, Series 2003B, 5.000%, 7/01/19 -
                 MBIA Insured

        2,690   Norwalk Community Facilities Financing Authority,                     9/05 at 102.00         AAA          2,750,740
                 Los Angeles County, California, Tax Allocation Revenue
                 Refunding Bonds, Series 1995A, 6.000%, 9/01/15 -
                 FSA Insured

        2,780   Pittsburg Redevelopment Agency, California, Tax Allocation              No Opt. Call         AAA          3,053,830
                 Refunding Bonds, Los Medanos Community Development
                 Project, Series 2003A, 5.000%, 8/01/12 - MBIA Insured

        4,140   Plumas County, California, Certificates of Participation,             6/13 at 101.00         AAA          4,387,945
                 Capital Improvement Program, Series 2003A,
                 5.000%, 6/01/28 - AMBAC Insured

        2,000   Poway Redevelopment Agency, California, Tax Allocation               12/10 at 102.00         AAA          2,257,040
                 Refunding Bonds, Paguay Redevelopment Project,
                 Series 2000, 5.750%, 6/15/33 - MBIA Insured

          325   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            342,927
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          220   Riverside County Public Financing Authority, California,             10/15 at 100.00         AAA            232,762
                 Tax Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured

        1,000   Rocklin Unified School District, Placer County, California,           9/13 at 100.00         AAA          1,079,320
                 Special Tax Bonds, Community Facilities District 1,
                 Series 2004, 5.000%, 9/01/25 - MBIA Insured

          520   Sacramento City Financing Authority, California, Capital             12/09 at 102.00         AAA            584,444
                 Improvement Revenue Bonds, Solid Waste and Redevelopment
                 Projects, Series 1999, 5.800%, 12/01/19 - AMBAC Insured

        5,000   San Bernardino Joint Powers Financing Authority, California,          9/09 at 102.00         AAA          5,496,800
                 Certificates of Participation Refunding, Police Station
                 Financing Project, Series 1999, 5.500%, 9/01/20 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.8% (4.6% OF TOTAL INVESTMENTS)

        6,500   Foothill/Eastern Transportation Corridor Agency, California,           1/10 at 65.32         AAA          3,578,445
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/18 - MBIA Insured

        4,000   Orange County Transportation Authority, California, Toll Road         8/13 at 100.00         AAA          4,390,160
                 Revenue Bonds, 91 Express Lanes Project, Series 2003A,
                 5.000%, 8/15/18 - AMBAC Insured

        5,000   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA          5,227,400
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27A, 5.250%, 5/01/31
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 25.4% (17.2% OF TOTAL INVESTMENTS)

                California Infrastructure Economic Development Bank, Revenue
                Bonds, Asian Art Museum of San Francisco, Series 2000:
        1,295    5.500%, 6/01/19 (Pre-refunded to 6/01/10) - MBIA Insured             6/10 at 101.00         AAA          1,444,728
        1,000    5.500%, 6/01/20 (Pre-refunded to 6/01/10) - MBIA Insured             6/10 at 101.00         AAA          1,115,620

        2,500   California, Various Purpose General Obligation Bonds,                 9/09 at 101.00         AAA          2,757,625
                 Series 1999, 5.500%, 9/01/24 (Pre-refunded to 9/01/09) -
                 FSA Insured

                California, Various Purpose General Obligation Bonds,
                Series 2000:
        7,995    5.750%, 3/01/22 (Pre-refunded to 3/01/10) - MBIA Insured             3/10 at 101.00         AAA          8,967,832
        1,900    5.750%, 3/01/27 (Pre-refunded to 3/01/10) - MBIA Insured             3/10 at 101.00         AAA          2,125,245

        2,725   Central Unified School District, Fresno County, California,           9/05 at 100.00         AAA          2,780,209
                 General Obligation Bonds, Series 1993, 5.625%, 3/01/18 -
                 AMBAC Insured

        3,000   Escondido Union High School District, San Diego County,              11/06 at 102.00         AAA          3,156,210
                 California, General Obligation Bonds, Series 1996,
                 5.700%, 11/01/10 - MBIA Insured

                Fresno Unified School District, Fresno County, California,
                General Obligation Bonds, Series 2001F:
        1,065    5.125%, 8/01/21 - FSA Insured                                        8/09 at 102.00         AAA          1,132,691
        1,160    5.125%, 8/01/22 - FSA Insured                                        8/09 at 102.00         AAA          1,233,730
        1,220    5.125%, 8/01/23 - FSA Insured                                        8/09 at 102.00         AAA          1,297,543

        1,500   Hacienda La Puente Unified School District, Los Angeles               8/10 at 101.00         AAA          1,661,190
                 County, California, General Obligation Bonds, Series 2000A,
                 5.250%, 8/01/25 (Pre-refunded to 8/01/10) - MBIA Insured

        1,840   Menifee Union School District, Riverside County, California,          9/06 at 102.00         AAA          1,936,563
                 Certificates of Participation, School Projects, Series 1996,
                 6.125%, 9/01/24 (Pre-refunded to 9/01/06) - FSA Insured

        2,500   Oakland, California, Insured Revenue Bonds, 1800 Harrison             1/10 at 100.00         AAA          2,799,825
                 Foundation - Kaiser Permanente, Series 1999A,
                 6.000%, 1/01/29 (Pre-refunded to 1/01/10) - AMBAC Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** (continued)

$       4,320   Riverside County, California, GNMA Mortgage-Backed                      No Opt. Call         AAA     $    6,006,744
                 Securities Program Single Family Mortgage Revenue Bonds,
                 Series 1987B, 8.625%, 5/01/16 (Alternative Minimum Tax)

        1,270   Sacramento City Financing Authority, California, Capital             12/09 at 102.00         AAA          1,433,106
                 Improvement Revenue Bonds, Solid Waste and Redevelopment
                 Projects, Series 1999, 5.800%, 12/01/19 (Pre-refunded
                 to 12/01/09) - AMBAC Insured

        1,000   Sacramento County Sanitation District Financing Authority,           12/10 at 101.00         AAA          1,124,540
                 California, Revenue Bonds, Series 2000A, 5.500%, 12/01/20
                 (Pre-refunded to 12/01/10) - AMBAC Insured

        3,500   San Francisco Bay Area Rapid Transit District, California,            7/09 at 101.00         AAA          3,850,385
                 Sales Tax Revenue Bonds, Series 1999, 5.500%, 7/01/34
                 (Pre-refunded to 7/01/09) - FGIC Insured

        4,450   Visalia, California, Certificates of Participation Refunding,        12/06 at 102.00         AAA          4,677,529
                 Motor Vehicle License Fee Enhancement, Series 1996A,
                 5.375%, 12/01/26 (Pre-refunded to 12/01/06) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.1% (7.5% OF TOTAL INVESTMENTS)

        3,740   California Pollution Control Financing Authority, Revenue             9/09 at 101.00         AAA          4,032,094
                 Refunding Bonds, Southern California Edison Company,
                 Series 1999B, 5.450%, 9/01/29 - MBIA Insured (a)

        3,215   Modesto Irrigation District, California, Revenue Refunding           10/06 at 102.00         AAA          3,388,289
                 Bonds, Series 1996A, 6.000%, 10/01/15 - MBIA Insured

        3,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          3,781,260
                 Series 2002II, 5.125%, 7/01/26 - FSA Insured

        1,950   Salinas Valley Solid Waste Authority, California, Revenue             8/12 at 100.00         AAA          2,069,925
                 Bonds, Series 2002, 5.250%, 8/01/27 (Alternative
                 Minimum Tax) - AMBAC Insured

                Santa Clara, California, Subordinate Electric Revenue Bonds,
                Series 2003A:
        2,800    5.000%, 7/01/24 - MBIA Insured                                       7/13 at 100.00         AAA          3,026,632
        5,000    5.000%, 7/01/28 - MBIA Insured                                       7/13 at 100.00         AAA          5,303,800


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 25.1% (17.0% OF TOTAL INVESTMENTS)

        1,700   Castaic Lake Water Agency, California, Revenue Certificates           8/14 at 100.00         AAA          1,837,649
                 of Participation, Series 2004A, 5.000%, 8/01/20 -
                 AMBAC Insured

        2,975   Chino Basin Regional Finance Authority, California, Sewerage          2/06 at 101.00         AAA          3,012,574
                 System Revenue Bonds, Inland Empire Utilities Agency,
                 Series 1994, 6.000%, 8/01/16 - AMBAC Insured

        2,000   El Dorado Irrigation District, California, Water and Sewer            3/14 at 100.00         AAA          2,151,120
                 Certificates of Participation, Series 2004A,
                 5.000%, 3/01/21 - FGIC Insured

        2,700   Los Angeles County Sanitation Districts Financing Authority,         10/13 at 100.00         AAA          2,934,765
                 California, Senior Revenue Bonds, Capital Projects,
                 Series 2003A, 5.000%, 10/01/21 - FSA Insured

       12,000   Orange County Sanitation District, California, Certificates           8/13 at 100.00         AAA         12,611,640
                 of Participation, Series 2003, 5.000%, 2/01/33 -
                 FGIC Insured

        2,775   Pomona Public Financing Authority, California, Revenue Bonds,         5/09 at 101.00         AAA          2,992,699
                 Water Facilities Project, Series 1999AC, 5.500%, 5/01/29 -
                 FGIC Insured

          750   Sacramento County Sanitation District Financing Authority,           12/14 at 100.00         AAA            815,633
                 California, Revenue Bonds, Series 2004A, 5.000%, 12/01/21 -
                 AMBAC Insured

        1,520   San Buenaventura, California, Water Revenue Certificates             10/14 at 100.00         AAA          1,624,606
                 of Participation, Series 2004, 5.000%, 10/01/25 -
                 AMBAC Insured

        3,675   San Dieguito Water District, California, Water Revenue Bonds,        10/14 at 100.00         AAA          3,971,389
                 Series 2004, 5.000%, 10/01/23 - FGIC Insured

                Santa Clara Valley Water District, California, Certificates of
                Participation, Series 2004A:
        1,400    5.000%, 2/01/19 - FGIC Insured                                       2/14 at 100.00         AAA          1,512,154
          445    5.000%, 2/01/20 - FGIC Insured                                       2/14 at 100.00         AAA            479,323
          465    5.000%, 2/01/21 - FGIC Insured                                       2/14 at 100.00         AAA            499,828

        2,130   Santa Rosa, Sonoma County, California, Wastewater Revenue             9/14 at 100.00         AAA          2,330,944
                 Bonds, Series 2004B, 5.000%, 9/01/18 - FGIC Insured

        2,500   West Basin Municipal Water District, California, Revenue              8/13 at 100.00         AAA          2,636,025
                 Certificates of Participation, Series 2003A, 5.000%, 8/01/30 -
                 MBIA Insured

        4,500   Westlands Water District, California, Revenue Certificates of         3/15 at 100.00         AAA          4,777,830
                 Participation, Series 2005A, 5.000%, 9/01/30 - MBIA Insured


                                       31

                        Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Yorba Linda Water District, California, Certificates of
                Participation, Highland Reservoir Renovation, Series 2003:
$       2,010    5.000%, 10/01/28 - FGIC Insured                                     10/13 at 100.00         AAA     $    2,135,462
        2,530    5.000%, 10/01/33 - FGIC Insured                                     10/13 at 100.00         AAA          2,680,762
------------------------------------------------------------------------------------------------------------------------------------
$     277,505   Total Long-Term Investments (cost $269,190,580) - 147.9%                                                288,167,119
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                      1,727,713
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.7)%                                                        (95,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  194,894,832
                ====================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

               (a) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

               (WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

                        Nuveen California Premium Income Municipal Fund (NCU)
                        Portfolio of
                           INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.1% (4.0% OF TOTAL INVESTMENTS)

$       1,500   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    1,577,235
                 Settlement Asset-Backed Bonds, Alameda County Tobacco
                 Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29

        3,580   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00        Baa3          3,737,198
                 Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                 Series 2002A, 5.625%, 5/01/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 1.9% (1.2% OF TOTAL INVESTMENTS)

        1,500   University of California, Revenue Bonds, Multi-Purpose Projects,      5/13 at 100.00         AAA          1,655,835
                 Series 2003A, 5.125%, 5/15/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.2% (9.2% OF TOTAL INVESTMENTS)

          325   California Health Facilities Financing Authority, Revenue            11/15 at 100.00          A3            336,518
                 Bonds, Cedars-Sinai Medical Center, Series 2005,
                 5.000%, 11/15/34

        5,150   California Health Facilities Financing Authority, Hospital           11/05 at 100.00          BB          5,151,133
                 Revenue Bonds, Downey Community Hospital, Series 1993,
                 5.750%, 5/15/15

        1,500   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+          1,609,035
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

                California Statewide Community Development Authority,
                Revenue Bonds, Daughters of Charity Health System,
                Series 2005A:
          125    5.250%, 7/01/24                                                      7/15 at 100.00        BBB+            132,529
          260    5.250%, 7/01/35                                                      7/15 at 100.00        BBB+            272,350

        3,100   California Statewide Community Development Authority,                   No Opt. Call         AAA          3,398,065
                 Revenue Bonds, Sherman Oaks Health System,
                 Series 1998A, 5.000%, 8/01/22 - AMBAC Insured

        1,370   Loma Linda, California, Hospital Revenue Bonds, Loma Linda           12/05 at 100.00        BBB-          1,400,496
                 University Medical Center, Series 1993A, 6.000%, 12/01/06


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.9% (1.2% OF TOTAL INVESTMENTS)

        1,600   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          1,665,184
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 5.250%, 5/15/25
                 (Mandatory put 5/15/13)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.5% (0.3% OF TOTAL INVESTMENTS)

          340   California Housing Finance Agency, Single Family Mortgage             2/07 at 102.00         AAA            352,842
                 Bonds II, Series 1997A-1, 6.000%, 8/01/20 (Alternative
                 Minimum Tax) - MBIA Insured

           60   California Rural Home Mortgage Finance Authority,                       No Opt. Call         AAA             61,026
                 Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Bonds, Series 1996C, 7.500%, 8/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 26.8% (17.3% OF TOTAL INVESTMENTS)

        4,000   California, General Obligation Veterans Welfare Bonds,               12/05 at 100.00           A          4,015,760
                 Series 1999BR, 5.300%, 12/01/29 (Alternative Minimum Tax)

                California, General Obligation Bonds, Series 2003:
        1,000    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          1,107,220
        1,055    5.250%, 2/01/21                                                      8/13 at 100.00           A          1,161,059
        1,500    5.000%, 2/01/31 - MBIA Insured                                       2/13 at 100.00         AAA          1,580,145

                California, General Obligation Bonds, Series 2004:
        1,750    5.000%, 4/01/22                                                      4/14 at 100.00           A          1,872,745
        1,750    5.000%, 2/01/23                                                      2/14 at 100.00           A          1,865,588
        1,400    5.200%, 4/01/26                                                      4/14 at 100.00           A          1,525,986

        1,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA          1,086,170
                 General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/21 - FGIC Insured

          550   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA            592,543
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 6/01/26 - FSA Insured


                                       33

                        Nuveen California Premium Income Municipal Fund (NCU) (continued)
                             Portfolio of INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,570   Los Angeles Unified School District, California, General              7/15 at 100.00         AAA     $    1,695,867
                 Obligation Bonds, Series 2005A-1, 5.000%, 7/01/25 -
                 FGIC Insured

        2,250   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          2,440,373
                 Obligation Bonds, Series 2003A, 5.000%, 7/01/22 -
                 FSA Insured

                Oakland Unified School District, Alameda County, California,
                General Obligation Bonds, Series 2005:
          190    5.000%, 8/01/25 - MBIA Insured                                       8/15 at 100.00         AAA            204,856
          200    5.000%, 8/01/26 - MBIA Insured                                       8/15 at 100.00         AAA            214,792

        3,000   Pomona Unified School District, Los Angeles County,                   8/11 at 103.00         AAA          3,532,890
                 California, General Obligation Refunding Bonds,
                 Series 1997A, 6.150%, 8/01/15 - MBIA Insured

           15   Riverside Community College District, California, General             8/14 at 100.00         AAA             16,602
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/22 -
                 MBIA Insured

                San Jose-Evergreen Community College District, Santa Clara
                County, California, General Obligation Bonds, Series 2005A:
          140    5.000%, 9/01/25 - MBIA Insured                                       9/15 at 100.00         AAA            151,386
          210    5.000%, 9/01/27 - MBIA Insured                                       9/15 at 100.00         AAA            226,002


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 48.7% (31.5% OF TOTAL INVESTMENTS)

        1,000   Bell Community Redevelopment Agency, California, Tax                 10/13 at 100.00          AA          1,088,200
                 Allocation Bonds, Bell Project Area, Series 2003,
                 5.625%, 10/01/33 - RAAI Insured

          985   Beverly Hills Public Financing Authority, California, Lease           6/13 at 100.00         Aaa          1,100,363
                 Revenue Refunding Bonds, Series 2003A, 5.250%, 6/01/15 -
                 MBIA Insured

                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,695    5.000%, 12/01/22 - AMBAC Insured                                    12/13 at 100.00         AAA          1,816,091
        1,865    5.000%, 12/01/24 - AMBAC Insured                                    12/13 at 100.00         AAA          1,988,761

                California, Economic Recovery Revenue Bonds, Series 2004A:
        1,720    5.000%, 7/01/15                                                      7/14 at 100.00         AA-          1,898,691
        1,000    5.000%, 7/01/16                                                      7/11 at 100.00         AA-          1,079,300

        5,920   California State Public Works Board, Lease Revenue Bonds,            11/09 at 101.00         AAA          6,513,184
                 Department of Veterans Affairs, Southern California Veterans
                 Home - Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 -
                 AMBAC Insured

          130   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            140,795
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        3,500   Livermore Redevelopment Agency, California, Tax Allocation            8/11 at 100.00         AAA          3,659,215
                 Revenue Bonds, Livermore Redevelopment Project Area,
                 Series 2001A, 5.000%, 8/01/26 - MBIA Insured

        1,745   Los Angeles Community Redevelopment Agency, California,              12/05 at 100.00        BBB-          1,747,269
                 Tax Allocation Multifamily Housing Bonds, Grand Central
                 Square/Bunker Hill Project, Series 1993A, 5.750%, 12/01/13
                 (Alternative Minimum Tax)

        2,000   Los Angeles County Metropolitan Transportation Authority,             7/13 at 100.00         AAA          2,184,700
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2003B, 5.000%, 7/01/19 - MBIA Insured

        2,000   Oakland Redevelopment Agency, California, Subordinate Lien            3/13 at 100.00         AAA          2,241,140
                 Tax Allocation Bonds, Central District Redevelopment Project,
                 Series 2003, 5.500%, 9/01/15 - FGIC Insured

        1,000   Poway, California, Community Facilities District 88-1, Special        8/08 at 102.00         N/R          1,096,670
                 Tax Refunding Bonds, Parkway Business Centre, Series 1998,
                 6.500%, 8/15/09

          155   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            163,550
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          100   Riverside County Public Financing Authority, California,             10/15 at 100.00         AAA            105,801
                 Tax Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured

        3,000   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AA-          3,385,110
                 Refunding Bonds, Series 1993B, 5.400%, 11/01/20

        1,500   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA          1,726,620
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 MBIA Insured

        5,000   San Francisco Bay Area Rapid Transit District, California,            7/15 at 100.00         AAA          5,417,750
                 Sales Tax Revenue Bonds, Series 2005A, 5.000%, 7/01/24
                 (WI, settling 9/07/05) - MBIA Insured

                San Marcos Public Facilities Authority, California, Revenue
                Refunding Bonds, Series 1998:
        1,500    5.800%, 9/01/18                                                      9/08 at 101.00        Baa3          1,594,410
        1,000    5.800%, 9/01/27                                                      9/08 at 101.00        Baa3          1,052,480


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,050   Santa Barbara County, California, Certificates of Participation,     12/11 at 102.00         AAA     $    2,280,871
                 Series 2001, 5.250%, 12/01/19 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.4% (5.4% OF TOTAL INVESTMENTS)

        3,000   California Infrastructure Economic Development Bank,                  7/13 at 100.00         AAA          3,253,830
                 First Lien Revenue Bonds, San Francisco Bay Area Toll
                 Bridge, Series 2003A, 5.000%, 7/01/22 - FSA Insured

        2,000   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00        BBB-          1,932,700
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        2,000   San Francisco Airports Commission, California, Revenue Bonds,         5/06 at 102.00         AAA          2,069,820
                 San Francisco International Airport, Second Series Issue 10A,
                 5.700%, 5/01/26 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 11.2% (7.3% OF TOTAL INVESTMENTS)

        1,500   California Health Facilities Financing Authority, Revenue            12/09 at 101.00       A3***          1,695,525
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30 (Pre-refunded to 12/01/09)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds,
                Series 2003B:
        1,000    5.625%, 6/01/33 (Pre-refunded to 6/01/13)                            6/13 at 100.00         Aaa          1,144,410
        1,000    5.500%, 6/01/33 (Pre-refunded to 6/01/13)                            6/13 at 100.00         Aaa          1,135,980

        2,000   Puerto Rico, General Obligation and Public Improvement                7/10 at 100.00         AAA          2,223,300
                 Bonds, Series 2000, 5.750%, 7/01/21 (Pre-refunded to
                 7/01/10) - MBIA Insured

        1,185   Riverside Community College District, California, General             8/14 at 100.00         AAA          1,343,115
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/22
                 (Pre-refunded to 8/01/14) - MBIA Insured

        2,000   Vista, California, Mobile Home Park Revenue Bonds,                    3/24 at 100.00      N/R***          2,203,660
                 Vista Manor Mobile Home Park Project, Series 1999A,
                 5.750%, 3/15/29 (Pre-refunded to 3/15/24)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.2% (7.2% OF TOTAL INVESTMENTS)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
          400    5.375%, 5/01/17 - XLCA Insured                                       5/12 at 101.00         AAA            443,000
        2,250    5.125%, 5/01/18                                                      5/12 at 101.00          A2          2,424,263

          275   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            298,639
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        1,500   Merced Irrigation District, California, Revenue Refunding             9/05 at 102.00        Baa3          1,532,205
                 Bonds, Electric System Project, Series 2001, 6.500%, 9/01/22

        4,580   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA          5,014,734
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/20 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 17.0% (10.9% OF TOTAL INVESTMENTS)

        1,125   Burbank, California, Wastewater System Revenue Bonds,                 6/14 at 100.00         AAA          1,208,588
                 Series 2004A, 5.000%, 6/01/23 - AMBAC Insured

        1,095   California Statewide Community Development Authority,                10/13 at 100.00         AAA          1,197,010
                 Water and Wastewater Revenue Bonds, Pooled Financing
                 Program, Series 2003A, 5.250%, 10/01/23 - FSA Insured

        5,000   Culver City, California, Wastewater Facilities Revenue                9/09 at 102.00         AAA          5,514,500
                 Refunding Bonds, Series 1999A, 5.700%, 9/01/29 -
                 FGIC Insured

        3,495   Orange County Sanitation District, California, Certificates           8/13 at 100.00         AAA          3,812,344
                 of Participation, Series 2003, 5.250%, 2/01/21 - FGIC Insured

        1,000   Sacramento County Water Financing Authority, California,              6/13 at 100.00         AAA          1,084,320
                 Revenue Bonds, Agency Zones 40-41 System Projects,
                 Series 2003, 5.000%, 6/01/22 - AMBAC Insured

        1,795   Woodbridge Irrigation District, California, Certificates              7/13 at 100.00        BBB+          1,893,490
                 of Participation, Water Systems Project, Series 2003,
                 5.500%, 7/01/33
------------------------------------------------------------------------------------------------------------------------------------
$     119,055   Total Long-Term Investments (cost $120,473,344) - 147.9%                                                128,345,834
=============-----------------------------------------------------------------------------------------------------------------------


                                       35

                        Nuveen California Premium Income Municipal Fund (NCU) (continued)
                             Portfolio of INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 6.9% (4.5% OF TOTAL INVESTMENTS)

$       2,000   California Department of Water Resources, Power Supply                                      A-1+     $    2,000,000
                 Revenue Bonds, Variable Rate Demand Obligations,
                 Series 2002C-7, 2.420%, 5/01/22 - FSA Insured +

        2,000   Oxnard Financing Authority, California, Lease Revenue Bonds,                                A-1+          2,000,000
                 Variable Rate Demand Obligations, Series 2003B,
                 2.430%, 6/01/33 - AMBAC Insured +

        2,000   Pittsburg Redevelopment Agency, California, Tax Allocation                                  A-1+          2,000,000
                 Bonds, Los Medanos Community Development Project,
                 Variable Rate Demand Obligations, Series 2004A,
                 2.220%, 9/01/35 - AMBAC Insured +
------------------------------------------------------------------------------------------------------------------------------------
$       6,000   Total Short-Term Investments (cost $6,000,000)                                                            6,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $126,473,344) - 154.8%                                                          134,345,834
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (5.3)%                                                                   (4,561,033)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.5)%                                                        (43,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   86,784,801
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

               (WI) Security purchased on a when-issued basis.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                        Nuveen California Dividend Advantage Municipal Fund (NAC)
                        Portfolio of
                           INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.7% (3.9% OF TOTAL INVESTMENTS)

$       5,000   California Statewide Community Development Authority,                11/09 at 102.00         N/R     $    5,284,150
                 Certificates of Participation, Pride Industries and Pride
                 One Inc., Series 1999, 7.250%, 11/01/29

        5,200   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          5,809,232
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33

                Northern California Tobacco Securitization Authority, Tobacco
                Settlement Asset-Backed Bonds, Series 2001A:
        2,500    5.250%, 6/01/31                                                      6/11 at 100.00         BBB          2,535,675
        4,500    5.375%, 6/01/41                                                      6/11 at 100.00         BBB          4,619,925

        3,135   Tobacco Securitization Authority of Southern California,              6/12 at 100.00         BBB          3,225,288
                 Tobacco Settlement Asset-Backed Bonds, San Diego County
                 Tobacco Asset Securitization Corporation, Senior Series 2001A,
                 5.250%, 6/01/27


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.3% (7.1% OF TOTAL INVESTMENTS)

          615   California Statewide Community Development Authority,                10/13 at 100.00         N/R            638,216
                 Revenue Bonds, Notre Dame de Namur University,
                 Series 2003, 6.500%, 10/01/23

        3,000   Long Beach Bond Financing Authority, California, Lease               11/11 at 100.00         AAA          3,350,310
                 Revenue Refunding Bonds, Long Beach  Aquarium of the
                 South Pacific, Series 2001, 5.500%, 11/01/17 -
                 AMBAC Insured

          700   University of California, Certificates of Participation,              1/10 at 101.00         Aa2            741,069
                 San Diego and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/22

        6,000   University of California, Revenue Bonds, Multiple Purpose             9/08 at 101.00          AA          6,379,260
                 Projects, Series 2000K, 5.000%, 9/01/12

                University of California, Revenue Bonds, Multi-Purpose Projects,
                Series 2002O:
       10,770    5.000%, 9/01/20 - FGIC Insured                                       9/10 at 101.00         AAA         11,544,471
       11,305    5.000%, 9/01/21 - FGIC Insured                                       9/10 at 101.00         AAA         12,117,943

        3,500   University of California, Revenue Bonds, Multi-Purpose Projects,      5/13 at 100.00         AAA          3,863,615
                 Series 2003A, 5.125%, 5/15/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 7.0% (4.8% OF TOTAL INVESTMENTS)

        2,160   California Health Facilities Financing Authority, Health              3/13 at 100.00           A          2,291,868
                 Facility Revenue Bonds, Adventist Health System/West,
                 Series 2003A, 5.000%, 3/01/15

        1,325   California Health Facilities Financing Authority, Revenue            11/15 at 100.00          A3          1,371,958
                 Bonds, Cedars-Sinai Medical Center, Series 2005,
                 5.000%, 11/15/34

          530   California Statewide Community Development Authority,                 7/15 at 100.00        BBB+            561,922
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.250%, 7/01/24

        8,000   Central California Joint Powers Health Finance Authority,             2/10 at 101.00        Baa2          8,457,200
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group, Series 2000, 6.000%, 2/01/30

       10,500   Duarte, California, Certificates of Participation, City of Hope       4/09 at 101.00        BBB+         10,720,815
                 National Medical Center, Series 1999A, 5.250%, 4/01/31

        2,500   Whittier, California, Health Facility Revenue Bonds,                  6/12 at 101.00           A          2,699,775
                 Presbyterian Intercommunity Hospital, Series 2002,
                 5.600%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.9% (5.5% OF TOTAL INVESTMENTS)

        7,250   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          7,488,235
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 4.900%, 5/15/25 (Mandatory
                 put 5/15/08)

        5,215   California Statewide Community Development Authority,                 8/12 at 105.00         Aaa          5,873,655
                 GNMA Collateralized Housing Revenue Refunding Bonds,
                 Crowne Pointe Project, Series 2002F, 6.750%, 8/20/37

        5,000   Contra Costa County, California, Multifamily Housing Revenue          6/09 at 102.00         N/R          5,178,250
                 Bonds, Delta View Apartments Project, Series 1999C,
                 6.750%, 12/01/30 (Alternative Minimum Tax)

        1,725   Rohnert Park Finance Authority, California, Senior Lien               9/13 at 100.00         BBB          1,761,087
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003A, 5.750%, 9/15/38


                                       37


                        Nuveen California Dividend Advantage Municipal Fund (NAC) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       1,120   Rohnert Park Finance Authority, California, Subordinate Lien          9/13 at 100.00         N/R     $    1,179,763
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003B, 6.625%, 9/15/38

        7,500   San Bernardino County Housing Authority, California,                    No Opt. Call        BBB+          7,919,700
                 Multifamily Housing Revenue Refunding Bonds, Equity
                 Residential Properties/Redlands Lawn and Tennis
                 Apartments, Series 1999A, 5.200%, 6/15/29
                 (Mandatory put 6/15/09)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.4% (1.6% OF TOTAL INVESTMENTS)

        8,500   Riverside County Public Financing Authority, California,              5/09 at 101.00        BBB-          8,852,750
                 Certificates of Participation, Air Force Village West,
                 Series 1999, 5.800%, 5/15/29


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 20.0% (13.8% OF TOTAL INVESTMENTS)

                California, General Obligation Refunding Bonds, Series 2002:
        8,000    5.000%, 2/01/12                                                        No Opt. Call           A          8,704,240
        4,435    6.000%, 4/01/16 - AMBAC Insured                                        No Opt. Call         AAA          5,340,849

                California, General Obligation Bonds, Series 2003:
        2,000    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          2,214,440
        5,200    5.250%, 2/01/20                                                      8/13 at 100.00           A          5,723,484

                California, General Obligation Bonds, Series 2004:
        5,000    5.125%, 4/01/23                                                      4/14 at 100.00           A          5,395,650
        4,150    5.125%, 4/01/25                                                      4/14 at 100.00           A          4,462,827

        5,000   Fresno Unified School District, Fresno County, California,              No Opt. Call         AAA          6,354,150
                 General Obligation Bonds, Series 2002A, 6.000%, 8/01/26 -
                 MBIA Insured

        2,335   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          2,515,612
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 6/01/26 - FSA Insured

       10,845   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA         11,774,091
                 Obligation Bonds, Series 2002E, 5.000%, 7/01/19 -
                 MBIA Insured

        3,335   Moreno Valley Unified School District, Riverside County,              8/14 at 100.00         AAA          3,699,049
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/21 - FSA Insured

        1,750   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          1,850,468
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21 -
                 FSA Insured

                Oakland Unified School District, Alameda County, California,
                General Obligation Bonds, Series 2005:
          770    5.000%, 8/01/25 - MBIA Insured                                       8/15 at 100.00         AAA            830,206
          810    5.000%, 8/01/26 - MBIA Insured                                       8/15 at 100.00         AAA            869,908

        5,000   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          5,605,450
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/20 - FSA Insured

                San Jose-Evergreen Community College District, Santa Clara
                County, California, General Obligation Bonds, Series 2005A:
          600    5.000%, 9/01/25 - MBIA Insured                                       9/15 at 100.00         AAA            648,798
          880    5.000%, 9/01/27 - MBIA Insured                                       9/15 at 100.00         AAA            947,056

        2,560   Southwestern Community College District, San Diego County,            8/14 at 100.00         AAA          2,763,290
                 California, General Obligation Bonds, Series 2004,
                 5.000%, 8/01/23 - FGIC Insured

        1,300   Ventura County Community College District, California,                8/12 at 101.00         AAA          1,420,263
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/15 -
                 MBIA Insured

        3,605   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA          3,881,107
                 County, California, General Obligation Bonds,
                 Series 2003B, 5.000%, 8/01/21 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 36.5% (25.0% OF TOTAL INVESTMENTS)

                Beaumont Financing Authority, California, Local Agency
                Revenue Bonds, Series 2004D:
        1,000    5.500%, 9/01/24                                                      9/14 at 102.00         N/R          1,052,730
          615    5.800%, 9/01/35                                                      9/14 at 102.00         N/R            652,232

                Brentwood Infrastructure Financing Authority, Contra Costa
                County, California, Capital Improvement Revenue Bonds,
                Series 2001:
        1,110    5.375%, 11/01/18 - FSA Insured                                      11/11 at 100.00         AAA          1,227,405
        1,165    5.375%, 11/01/19 - FSA Insured                                      11/11 at 100.00         AAA          1,288,222


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,990   Brentwood Infrastructure Financing Authority, California,             9/12 at 100.00         AAA     $    2,123,688
                 Infrastructure Revenue Refunding Bonds, Series 2002A,
                 5.125%, 9/02/24 - FSA Insured

        7,400   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA-          8,168,786
                 5.000%, 7/01/15

        2,000   Capistrano Unified School District, Orange County, California,        9/13 at 100.00         N/R          2,147,580
                 Special Tax Bonds, Community Facilities District 90-2 -
                 Talega, Series 2003, 6.000%, 9/01/33

        3,490   Fontana, California, Senior Special Tax Refunding Bonds,              9/08 at 102.00         AAA          3,766,513
                 Heritage Village Community Facilities District 2, Series 1998A,
                 5.250%, 9/01/17 - MBIA Insured

        1,125   Fontana, California, Special Tax Bonds, Sierra Community              9/14 at 100.00         N/R          1,166,535
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

        3,980   Garden Grove, California, Certificates of Participation, Financing    3/12 at 101.00         AAA          4,436,546
                 Project, Series 2002A, 5.500%, 3/01/22 - AMBAC Insured

          540   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            584,842
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        4,500   Inglewood Redevelopment Agency, California, Tax Allocation              No Opt. Call         AAA          5,146,920
                 Refunding Bonds, Merged Area Redevelopment Project,
                 Series 1998A, 5.250%, 5/01/23 - AMBAC Insured

        2,000   Lee Lake Water District, Riverside County, California, Special        9/13 at 102.00         N/R          2,177,740
                 Tax Bonds, Community Facilities District 1 of Sycamore
                 Creek, Series 2003, 6.500%, 9/01/24

        2,200   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          2,448,908
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25

        1,500   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          1,595,670
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34

        5,000   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA          5,247,100
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        3,555   Los Angeles County Public Works Financing Authority,                 10/07 at 101.00          AA          3,728,875
                 California, Revenue Bonds, Regional Park and Open Space
                 District, Series 1997A, 5.000%, 10/01/16

        1,530   Moreno Valley Unified School District, Riverside County,              3/14 at 100.00         AAA          1,634,224
                 California, Certificates of Participation, Series 2005,
                 5.000%, 3/01/24 - FSA Insured

        9,200   Norco Redevelopment Agency, California, Tax Allocation                3/11 at 102.00         AAA          9,857,248
                 Refunding Bonds, Project Area 1, Series 2001,
                 5.000%, 3/01/19 - MBIA Insured

        5,545   Oakland Joint Power Financing Authority, California,                    No Opt. Call         AAA          6,368,821
                 Lease Revenue Refunding Bonds, Oakland Convention
                 Centers, Series 2001, 5.500%, 10/01/14 - AMBAC Insured

        3,290   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          3,673,614
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/16 - FGIC Insured

        4,000   Orange County Local Transportation Authority, California,               No Opt. Call         AAA          4,265,800
                 Limited Sales Tax Revenue Refunding Bonds, Measure M,
                 Series 1997A, 5.700%, 2/15/08 - AMBAC Insured

        5,600   Palm Springs Financing Authority, California, Lease Revenue          11/11 at 101.00         AAA          5,954,816
                 Refunding Bonds, Convention Center Project, Series 2001A,
                 5.000%, 11/01/22 - MBIA Insured

        1,000   Palmdale Community Redevelopment Agency, California,                 12/14 at 100.00         AAA          1,073,020
                 Tax Allocation Bonds, Merged Redevelopment Project Areas,
                 Series 2004, 5.000%, 12/01/24 - AMBAC Insured

        8,100   Poway Redevelopment Agency, California, Tax Allocation               12/10 at 102.00         AAA          9,141,012
                 Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33 - MBIA Insured

        1,055   Poway Redevelopment Agency, California, Tax Allocation Bonds,        12/11 at 101.00         AAA          1,177,707
                 Paguay Redevelopment Project, Series 2001,
                 5.375%, 12/15/16 - AMBAC Insured

          620   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            654,199
                 Bonds, Merged Project Area, Series 2005A,
                 5.000%, 9/01/35 - XLCA Insured

        1,860   Riverside Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA          2,028,888
                 Refunding Bonds, Merged Project Areas, Series 2003,
                 5.250%, 8/01/22 - MBIA Insured

        2,515   Riverside County Public Financing Authority, California,                No Opt. Call         N/R          2,559,063
                 Junior Lien Reassessment Revenue Bonds, Rancho Villages
                 Project, Series 1999B, 6.000%, 9/02/07

          410   Riverside County Public Financing Authority, California, Tax         10/15 at 100.00         AAA            433,784
                 Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured


                                       39

                        Nuveen California Dividend Advantage Municipal Fund (NAC) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,500   Sacramento City Financing Authority, California, Lease                  No Opt. Call         AAA     $    2,924,575
                 Revenue Refunding Bonds, Series 1993A,
                 5.400%, 11/01/20 - AMBAC Insured

        1,150   Sacramento, California, Special Tax Bonds, North Natomas              9/14 at 100.00         N/R          1,230,385
                 Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

       24,060   San Jose Redevelopment Agency, California, Tax Allocation             8/08 at 102.00           A         25,029,859
                 Bonds, Merged Area Redevelopment Project, Series 1998,
                 5.250%, 8/01/29

        2,695   San Jose Financing Authority, California, Lease Revenue               6/12 at 100.00         AAA          2,960,053
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.250%, 6/01/19 - AMBAC Insured

        1,595   San Marcos Public Facilities Authority, California, Special           9/09 at 102.00         N/R          1,657,971
                 Tax Bonds, Community Facilities District 99-1, Series 2003B,
                 6.000%, 9/01/24

        2,810   West Patterson Financing Authority, California, Special               9/13 at 103.00         N/R          3,109,265
                 Tax Bonds, Community Facilities District 01-1, Series 2003B,
                 7.000%, 9/01/38

        1,350   West Patterson Financing Authority, California, Special               9/13 at 103.00         N/R          1,458,311
                 Tax Bonds, Community Facilities District 2001-1,
                 Series 2004A, 6.125%, 9/01/39

        2,000   West Patterson Financing Authority, California, Special Tax           9/13 at 102.00         N/R          2,127,560
                 Bonds, Community Facilities District 01-1, Series 2004B,
                 6.000%, 9/01/39


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 19.5% (13.4% OF TOTAL INVESTMENTS)

        8,150   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 101.00        BBB-          8,405,584
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 5.750%, 1/15/40

        8,515   Los Angeles Harbors Department, California, Revenue Refunding         8/11 at 100.00         AAA          9,268,237
                 Bonds, Series 2001B, 5.500%, 8/01/18 (Alternative Minimum
                 Tax) - AMBAC Insured

       23,000   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA         24,843,910
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

        5,000   San Francisco Airports Commission, California, Revenue Bonds,         5/06 at 101.00         AAA          5,121,850
                 San Francisco International Airport, Second Series Issue 13B,
                 5.625%, 5/01/21 (Alternative Minimum Tax) - MBIA Insured

       23,275   San Francisco Airports Commission, California, Revenue Bonds,         5/10 at 101.00         AAA         25,335,769
                 San Francisco International Airport, Second Series 2000,
                 Issue 24A, 5.750%, 5/01/30 (Alternative Minimum Tax) -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 18.3% (12.6% OF TOTAL INVESTMENTS)

        8,400   California Health Facilities Financing Authority, Revenue Bonds,     10/08 at 101.00         AAA          9,002,028
                 Kaiser Permanente System, Series 1998B, 5.250%, 10/01/14
                 (Optional put 10/01/08)

       15,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00       A3***         16,955,250
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded to 12/01/09)

        1,835   California Department of Water Resources, Water System               12/11 at 100.00         AAA          2,047,016
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.250%, 12/01/22 (Pre-refunded to 12/01/11) - FSA Insured

       18,500   Los Angeles Unified School District, California, General              7/09 at 101.00         AAA         20,185,535
                 Obligation Bonds, Series 1999C, 5.250%, 7/01/24
                 (Pre-refunded to 7/01/09) - MBIA Insured

                Orange County Water District, California, Revenue Certificates
                of Participation, Series 1999A:
        5,840    5.375%, 8/15/29                                                      8/09 at 101.00      AA+***          6,774,867
        8,160    5.375%, 8/15/29 (Pre-refunded to 8/15/09)                            8/09 at 101.00      AA+***          8,956,579

        4,000   Puerto Rico, General Obligation and Public Improvement                7/10 at 100.00         AAA          4,446,600
                 Bonds, Series 2000, 5.750%, 7/01/16 (Pre-refunded to
                 7/01/10) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.3% (7.8% OF TOTAL INVESTMENTS)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        2,500    5.375%, 5/01/17 - XLCA Insured                                       5/12 at 101.00         AAA          2,768,750
        9,750    5.125%, 5/01/18                                                      5/12 at 101.00          A2         10,505,138

        3,630   Imperial Irrigation District, California, Certificates of            11/13 at 100.00         AAA          3,963,089
                 Participation, Electric System Revenue Bonds, Series 2003,
                 5.250%, 11/01/23 - FSA Insured

        7,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          7,571,900
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/21 - FSA Insured


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       8,370   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA     $    9,193,524
                 Power System Revenue Refunding Bonds, Series 2001A-2,
                 5.375%, 7/01/19 - MBIA Insured

        1,200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA          1,303,150
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        7,000   Merced Irrigation District, California, Revenue Refunding             9/05 at 102.00        Baa3          7,151,200
                 Bonds, Electric System Project, Series 2001, 6.750%, 9/01/31


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.5% (4.5% OF TOTAL INVESTMENTS)

        9,165   California Department of Water Resources, Water System               12/11 at 100.00         AAA          9,993,422
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.250%, 12/01/22 - FSA Insured

        8,250   Pico Rivera Water Authority, California, Revenue Bonds,              12/11 at 102.00         N/R          8,943,660
                 Series 2001A, 6.250%, 12/01/32

        5,115   San Francisco City and County Public Utilities Commission,           11/12 at 100.00         AAA          5,566,244
                 California, Water Revenue Bonds, Series 2002A,
                 5.000%, 11/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     502,835   Total Long-Term Investments (cost $505,744,666) - 145.4%                                                544,050,839
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                      5,213,904
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (46.8)%                                                       (175,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  374,264,743
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                        Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
                        Portfolio of
                           INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.2% (4.3% OF TOTAL INVESTMENTS)

$       4,625   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    4,797,281
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        3,200   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          3,574,912
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33

        3,000   Northern California Tobacco Securitization Authority, Tobacco         6/11 at 100.00         BBB          3,079,950
                 Settlement Asset-Backed Bonds, Series 2001A, 5.375%, 6/01/41

        2,800   Tobacco Securitization Authority of Southern California,              6/12 at 100.00         BBB          2,885,596
                 Tobacco Settlement Asset-Backed Bonds, San Diego County
                 Tobacco Asset Securitization Corporation, Senior Series 2001A,
                 5.500%, 6/01/36


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.8% (10.1% OF TOTAL INVESTMENTS)

        2,000   California Educational Facilities Authority, Revenue Bonds,           6/11 at 101.00         AAA          2,149,160
                 Stanford University, Series 2001Q, 5.250%, 12/01/32

        6,375   California Educational Facilities Authority, Student Loan             3/08 at 102.00         Aaa          6,703,313
                 Revenue Bonds, Cal Loan Program, Series 2001A,
                 5.400%, 3/01/21 (Alternative Minimum Tax) - MBIA Insured

                California State Public Works Board, Lease Revenue Bonds,
                University of California System, Series 2002A:
        8,880    5.375%, 10/01/16 - FSA Insured                                      10/12 at 100.00         AAA          9,813,643
       10,570    5.375%, 10/01/18 - FSA Insured                                      10/12 at 100.00         AAA         11,626,049

          620   California Statewide Community Development Authority,                10/13 at 100.00         N/R            643,405
                 Revenue Bonds, Notre Dame de Namur University,
                 Series 2003, 6.500%, 10/01/23

        3,000   Long Beach Bond Financing Authority, California, Lease               11/11 at 101.00         AAA          3,218,820
                 Revenue Refunding Bonds, Long Beach Aquarium of the
                 South Pacific, Series 2001, 5.250%, 11/01/30 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.9% (6.1% OF TOTAL INVESTMENTS)

        2,000   California Health Facilities Financing Authority, Revenue Bonds,      4/12 at 100.00        BBB+          2,169,800
                 Casa Colina Inc., Series 2001, 6.000%, 4/01/22

          825   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3            854,238
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

          500   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+            536,345
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

          955   California State Public Works Board, Revenue Bonds,                  11/14 at 100.00         AAA          1,024,228
                 University of California - Davis Medical Center,
                 Series 2004II-A, 5.000%, 11/01/22 - MBIA Insured

                California Statewide Community Development Authority,
                Revenue Bonds, Daughters of Charity Health System,
                Series 2005A:
          330    5.250%, 7/01/24                                                      7/15 at 100.00        BBB+            349,876
          190    5.250%, 7/01/35                                                      7/15 at 100.00        BBB+            199,025

        5,355   California Statewide Community Development Authority,                   No Opt. Call          A+          5,561,542
                 Revenue Bonds, Kaiser Permanente System, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 5/31/09)

        2,185   California Statewide Community Development Authority,                   No Opt. Call           A          2,464,418
                 Health Facility Revenue Refunding Bonds, Memorial Health
                 Services, Series 2003A, 6.000%, 10/01/11

        2,500   California Statewide Community Development Authority,                 6/13 at 100.00         AAA          2,733,325
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/18 - FSA Insured

        3,000   Central California Joint Powers Health Finance Authority,             2/10 at 101.00        Baa2          3,171,450
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group, Series 2000, 6.000%, 2/01/30

        1,500   Whittier, California, Health Facility Revenue Bonds,                  6/12 at 101.00           A          1,619,865
                 Presbyterian Intercommunity Hospital, Series 2002,
                 5.600%, 6/01/22


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.0% (7.5% OF TOTAL INVESTMENTS)

$       2,450   ABAG Finance Authority for Non-Profit Corporations,                     No Opt. Call        Baa2     $    2,619,295
                 California, Multifamily Housing Revenue Refunding Bonds,
                 United Dominion/2000 Post Apartments, Series 2000B,
                 6.250%, 8/15/30 (Mandatory put 8/15/08)

        3,250   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          3,356,795
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 4.900%, 5/15/25 (Mandatory
                 put 5/15/08)

        5,962   California Statewide Community Development Authority,                 6/11 at 102.00         AAA          6,160,773
                 Multifamily Housing Revenue Refunding Bonds, Claremont
                 Village Apartments, Series 2001D, 5.500%, 6/01/31
                 (Alternative Minimum Tax) (Mandatory put 6/01/16)

        3,475   California Statewide Community Development Authority,                 8/12 at 105.00         Aaa          3,913,893
                 GNMA Collateralized Housing Revenue Refunding Bonds,
                 Crowne Pointe Project, Series 2002F, 6.750%, 8/20/37

        4,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          4,210,000
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park Project, Series 2002A, 5.850%, 12/15/32

        1,055   Rohnert Park Finance Authority, California, Senior Lien Revenue       9/13 at 100.00         BBB          1,077,071
                 Bonds, Rancho Feliz Mobile Home Park, Series 2003A,
                 5.750%, 9/15/38

          700   Rohnert Park Finance Authority, California, Subordinate Lien          9/13 at 100.00         N/R            737,352
                 Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B,
                 6.625%, 9/15/38

        3,045   Yucaipa Redevelopment Agency, California, Mobile Home Park            5/11 at 102.00         N/R          3,315,061
                 Revenue Bonds, Rancho del Sol and Grandview, Series 2001A,
                 6.750%, 5/15/36


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,405   California Rural Home Mortgage Finance Authority,                     6/11 at 102.00         AAA          1,477,048
                 Mortgage-Backed Securities Program Single Family Mortgage
                 Revenue Bonds, Series 2001A, 5.650%, 12/01/31 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,550   California Health Facilities Financing Authority, Cal-Mortgage        1/13 at 100.00           A          1,638,102
                 Insured Revenue Bonds, Northern California Retired Officers
                 Community Corporation - Paradise Valley Estates, Series
                 2002, 5.125%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 25.6% (17.4% OF TOTAL INVESTMENTS)

        5,000   California, General Obligation Refunding Bonds, Series 2002,            No Opt. Call           A          5,440,150
                 5.000%, 2/01/12

        5,225   California, General Obligation Veterans Welfare Bonds,                6/06 at 101.00         AAA          5,368,270
                 Series 2001BV, 5.600%, 12/01/32 - FSA Insured

                California, General Obligation Bonds, Series 2003:
        3,000    5.250%, 2/01/20                                                      8/13 at 100.00           A          3,302,010
        1,400    5.250%, 2/01/21                                                      8/13 at 100.00           A          1,540,742

        1,350   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00           A          1,451,763
                 5.125%, 4/01/25

        3,615   Colton Joint Unified School District, San Bernardino County,          8/12 at 102.00         AAA          4,105,302
                 California, General Obligation Bonds, Series 2002A,
                 5.500%, 8/01/22 - FGIC Insured

                Contra Costa County Community College District, California,
                General Obligation Bonds, Series 2002:
        3,005    5.000%, 8/01/21 - FGIC Insured                                       8/12 at 100.00         AAA          3,235,694
        3,300    5.000%, 8/01/22 - FGIC Insured                                       8/12 at 100.00         AAA          3,553,341

        1,325   Golden West Schools Financing Authority, California, General            No Opt. Call         AAA          1,613,625
                 Obligation Revenue Refunding Bonds, School District Program,
                 Series 1998A, 6.650%, 8/01/13 - MBIA Insured

        1,445   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          1,556,771
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 6/01/26 - FSA Insured

       10,840   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA         11,768,663
                 Obligation Bonds, Series 2002E, 5.000%, 7/01/19 -
                 MBIA Insured

        1,250   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          1,390,537
                 Obligation Bonds, Series 2003A, 5.250%, 7/01/20 -
                 FSA Insured

        1,375   Lucia Mar Unified School District, San Luis Obispo County,            8/14 at 100.00         Aaa          1,525,095
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/21 - FGIC Insured


                                       43

                        Nuveen California Dividend Advantage Municipal Fund 2 (NVX) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Oakland Unified School District, Alameda County, California,
                General Obligation Bonds, Series 2005:
$         475    5.000%, 8/01/25 - MBIA Insured                                       8/15 at 100.00         AAA     $      512,140
          500    5.000%, 8/01/26 - MBIA Insured                                       8/15 at 100.00         AAA            536,980

        2,000   Puerto Rico, General Obligation and Public Improvement                  No Opt. Call         AAA          2,381,460
                 Bonds, Series 2001A, 5.500%, 7/01/20 - MBIA Insured

                San Jose-Evergreen Community College District, Santa Clara
                County, California, General Obligation Bonds, Series 2005A:
          370    5.000%, 9/01/25 - MBIA Insured                                       9/15 at 100.00         AAA            400,092
          545    5.000%, 9/01/27 - MBIA Insured                                       9/15 at 100.00         AAA            586,529

        4,050   Santa Rosa High School District, Sonoma County, California,           5/11 at 101.00         AAA          4,416,849
                 General Obligation Bonds, Series 2001, 5.300%, 5/01/26 -
                 FGIC Insured

        1,160   Saugus Union School District, Los Angeles County, California,         8/12 at 100.00         AAA          1,249,053
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 -
                 FGIC Insured

        2,710   Southwestern Community College District, San Diego County,            8/14 at 100.00         AAA          2,940,052
                 California, General Obligation Bonds, Series 2004,
                 5.000%, 8/01/21 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 27.8% (19.0% OF TOTAL INVESTMENTS)

                Beaumont Financing Authority, California, Local Agency Revenue
                Bonds, Series 2004D:
          650    5.500%, 9/01/24                                                      9/14 at 102.00         N/R            684,275
          385    5.800%, 9/01/35                                                      9/14 at 102.00         N/R            408,308

        4,500   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA-          4,967,505
                 5.000%, 7/01/15

        4,900   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00          A-          5,472,026
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        1,200   Capistrano Unified School District, Orange County, California,        9/13 at 100.00         N/R          1,288,548
                 Special Tax Bonds, Community Facilities District 90-2 -
                 Talega, Series 2003, 6.000%, 9/01/33

        4,845   Encinitas Public Financing Authority, California, Lease Revenue       4/08 at 102.00         AAA          5,157,309
                 Bonds, Acquisition Project, Series 2001A, 5.250%, 4/01/31 -
                 MBIA Insured

          750   Fontana, California, Special Tax Bonds, Sierra Community              9/14 at 100.00         N/R            777,690
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

          335   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            362,818
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        4,000   Industry Urban Development Agency, California, Tax Allocation         5/07 at 101.50         AAA          4,223,360
                 Refunding Bonds, Civic, Recreational and Industrial
                 Redevelopment Project 1, Series 2002, 5.500%, 5/01/19 -
                 MBIA Insured

        2,000   Lake Elsinore Public Financing Authority, California, Local          10/13 at 102.00         N/R          2,146,620
                 Agency Revenue Refunding Bonds, Series 2003H,
                 6.000%, 10/01/20

        1,265   Lee Lake Water District, Riverside County, California, Special        9/13 at 102.00         N/R          1,377,421
                 Tax Bonds, Community Facilities District 1 of Sycamore Creek,
                 Series 2003, 6.500%, 9/01/24

        1,320   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          1,469,345
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25

        1,000   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          1,063,780
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34

        8,000   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA          8,395,360
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Refunding Bonds, Series 1998A,
                 5.000%, 7/01/23 - AMBAC Insured

        5,000   Los Angeles County Metropolitan Transportation Authority,               No Opt. Call         AAA          5,622,050
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Refunding Bonds, Series 2003A, 5.250%, 7/01/13 -
                 MBIA Insured

        3,295   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          3,679,197
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/16 - FGIC Insured

        2,000   Orange County, California, Special Tax Bonds, Community               8/11 at 101.00         N/R          2,078,780
                 Facilities District 02-1 of Ladera Ranch, Series 2003A,
                 5.550%, 8/15/33

        2,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call        BBB-          2,461,140
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         385   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA     $      406,237
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        6,000   Riverside County Redevelopment Agency, California, Tax               10/11 at 102.00         AAA          6,470,160
                 Allocation Bonds, Jurupa Valley Project Area, Series 2001,
                 5.250%, 10/01/35 - AMBAC Insured

          255   Riverside County Public Financing Authority, California,             10/15 at 100.00         AAA            269,793
                 Tax Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured

          700   Sacramento, California, Special Tax Bonds, North Natomas              9/14 at 100.00         N/R            748,930
                 Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

          975   San Marcos Public Facilities Authority, California, Special           9/09 at 102.00         N/R          1,013,493
                 Tax Bonds, Community Facilities District 99-1, Series 2003B,
                 6.000%, 9/01/24

        1,930   West Patterson Financing Authority, California, Special Tax           9/13 at 103.00         N/R          2,099,744
                 Bonds, Community Facilities District 01-1, Series 2003B,
                 6.750%, 9/01/30

          850   West Patterson Financing Authority, California, Special Tax           9/13 at 103.00         N/R            918,196
                 Bonds, Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39

          500   West Patterson Financing Authority, California, Special Tax           9/13 at 102.00         N/R            531,890
                 Bonds, Community Facilities District 01-1, Series 2004B,
                 6.000%, 9/01/39


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.9% (6.1% OF TOTAL INVESTMENTS)

        7,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          6,048,140
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/27

        5,585   Port of Oakland, California, Revenue Bonds, Series 2002N,            11/12 at 100.00         AAA          5,956,626
                 5.000%, 11/01/16 (Alternative Minimum Tax) - MBIA Insured

        2,000   San Francisco Airports Commission, California, Revenue                5/12 at 100.00         AAA          2,146,740
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2002, Issue 28A, 5.250%, 5/01/17 (Alternative
                 Minimum Tax) - MBIA Insured

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue
                29A:
        2,430    5.250%, 5/01/18 (Alternative Minimum Tax) - FGIC Insured             5/13 at 100.00         AAA          2,624,546
        2,555    5.250%, 5/01/19 (Alternative Minimum Tax) - FGIC Insured             5/13 at 100.00         AAA          2,754,316

        1,000   San Francisco Airports Commission, California, Revenue Bonds,         5/13 at 100.00         AAA          1,089,090
                 San Francisco International Airport, Second Series 2003,
                 Issue 29B, 5.125%, 5/01/17 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 19.4% (13.3% OF TOTAL INVESTMENTS)

        9,000   Anitoch Area Public Facilities Financing Agency, California,          8/11 at 100.00         AAA         10,006,560
                 Special Tax Bonds, Community Facilities District 1989-1,
                 Series 2001, 5.250%, 8/01/25 (Pre-refunded to 8/01/11) -
                 MBIA Insured

        8,330   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          9,187,990
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded to 7/01/10) - FGIC Insured

                Santa Clara Valley Transportation Authority, California, Sales
                Tax Revenue Bonds, Series 2001A:
       15,090    5.000%, 6/01/25 (Pre-refunded to 6/01/11) - MBIA Insured             6/11 at 100.00         AAA         16,548,750
        2,000    5.000%, 6/01/26 (Pre-refunded to 6/01/11) - MBIA Insured             6/11 at 100.00         AAA          2,193,340

        6,200   Southwestern Community College District, San Diego County,            8/11 at 101.00         AAA          6,986,408
                 California, General Obligation Bonds, Series 2001,
                 5.375%, 8/01/25 (Pre-refunded to 8/01/11) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.7% (6.0% OF TOTAL INVESTMENTS)

        5,000   Anaheim Public Finance Authority, California, Second Lien            10/14 at 100.00         AAA          5,522,050
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

        6,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          6,464,700
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

                Los Angeles Department of Water and Power, California, Power
                System Revenue Bonds, Series 2003A-2:
          750    5.000%, 7/01/21 - MBIA Insured                                       7/13 at 100.00         AAA            814,470
        1,000    5.000%, 7/01/23 - MBIA Insured                                       7/13 at 100.00         AAA          1,082,710

        3,000   Merced Irrigation District, California, Revenue Refunding             9/05 at 102.00        Baa3          3,065,040
                 Bonds, Electric System Project, Series 2001, 6.850%, 9/01/36


                                       45


                        Nuveen California Dividend Advantage Municipal Fund 2 (NVX) (continued)
                          Portfolio of INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       1,000   Merced Irrigation District, California, Revenue Certificates          9/05 at 103.00        Baa3     $    1,031,510
                 of Participation, Electric System Project, Series 2002,
                 6.500%, 9/01/34

        2,000   Santa Clara, California, Subordinate Electric Revenue Bonds,          7/13 at 100.00         AAA          2,224,860
                 Series 2003A, 5.250%, 7/01/20 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.5% (9.3% OF TOTAL INVESTMENTS)

        2,740   California Department of Water Resources, Water System               12/12 at 100.00         AAA          2,982,901
                 Revenue Bonds, Central Valley Project, Series 2002Z,
                 5.000%, 12/01/18 - FGIC Insured

        4,900   East Bay Municipal Utility District, Alameda and Contra               6/11 at 100.00         AAA          5,137,650
                 Costa Counties, California, Water System Subordinated
                 Revenue Bonds, Series 2001, 5.000%, 6/01/26 - MBIA Insured

        2,655   El Dorado Irrigation District, California, Water and Sewer            3/14 at 100.00         AAA          2,861,584
                 Certificates of Participation, Series 2004A, 5.000%, 3/01/20 -
                 FGIC Insured

        1,700   San Buenaventura, California, Wastewater Revenue                      3/14 at 100.00         AAA          1,815,803
                 Certificates of Participation, Series 2004, 5.000%, 3/01/24 -
                 MBIA Insured

        6,885   San Diego Public Facilities Financing Authority, California,          8/12 at 100.00         AAA          7,413,560
                 Subordinate Lien Water Revenue Bonds, Series 2002,
                 5.000%, 8/01/21 - MBIA Insured

       10,000   San Francisco City and County Public Utilities Commission,            4/13 at 100.00         AAA         11,093,200
                 California, Clean Water Revenue Refunding Bonds,
                 Series 2003A, 5.250%, 10/01/20 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

$     313,102   Total Long-Term Investments (cost $316,942,756) - 146.1%                                                337,703,268
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      3,437,143
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.6)%                                                       (110,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  231,140,411
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

               N/R  Investment is not rated.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                        Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
                        Portfolio of
                            INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.2% (4.1% OF TOTAL INVESTMENTS)

$      11,240   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $   11,658,690
                 Settlement Asset-Backed Bonds, Merced County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        6,100   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          6,814,676
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33

        4,200   Tobacco Securitization Authority of Southern California,              6/12 at 100.00         BBB          4,328,394
                 Tobacco Settlement Asset-Backed Bonds, San Diego County
                 Tobacco Asset Securitization Corporation, Senior Series 2001A,
                 5.500%, 6/01/36


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.6% (5.1% OF TOTAL INVESTMENTS)

        3,825   California Educational Facilities Authority, Student Loan Revenue     3/08 at 102.00         Aaa          4,021,988
                 Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21
                 (Alternative Minimum Tax) - MBIA Insured

        3,600   California State Public Works Board, Lease Revenue Bonds,            10/12 at 100.00         AAA          3,969,072
                 University of California System, Series 2002A,
                 5.375%, 10/01/17 - FSA Insured

          620   California Statewide Community Development Authority,                10/13 at 100.00         N/R            643,405
                 Revenue Bonds, Notre Dame de Namur University,
                 Series 2003, 6.500%, 10/01/23

        7,595   San Francisco State University Foundation Inc., California,           9/11 at 100.00         AAA          8,033,383
                 Auxiliary Organization Student Housing Revenue Bonds,
                 Series 2001, 5.000%, 9/01/26 - MBIA Insured

        2,990   University of California, Revenue Bonds, Multiple Purpose             9/08 at 101.00          AA          3,093,843
                 Projects, Series 2000K, 5.000%, 9/01/23

        3,820   University of California, Revenue Bonds, Research Facilities,         9/09 at 101.00         AAA          3,986,055
                 Series 2001E, 5.000%, 9/01/26 - AMBAC Insured

        4,000   University of California, Revenue Bonds, Multi-Purpose                5/13 at 100.00         AAA          4,329,200
                 Projects, Series 2003A, 5.000%, 5/15/23 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.8% (8.6% OF TOTAL INVESTMENTS)

                California Health Facilities Financing Authority, Revenue Bonds,
                Casa Colina Inc., Series 2001:
        4,000    6.000%, 4/01/22                                                      4/12 at 100.00        BBB+          4,339,600
        2,000    6.125%, 4/01/32                                                      4/12 at 100.00        BBB+          2,156,160

        1,345   California Health Facilities Financing Authority, Revenue            11/15 at 100.00          A3          1,392,667
                 Bonds, Cedars-Sinai Medical Center, Series 2005,
                 5.000%, 11/15/34

        9,000   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+          9,654,210
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

          540   California Statewide Community Development Authority,                 7/15 at 100.00        BBB+            572,524
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.250%, 7/01/24

        7,665   California Statewide Community Development Authority,                11/09 at 102.00           A          8,166,368
                 Insured Mortgage Hospital Revenue Bonds, Mission
                 Community Hospital, Series 2001, 5.375%, 11/01/21

        6,525   California Statewide Community Development Authority,                   No Opt. Call           A          7,448,027
                 Health Facility Revenue Refunding Bonds, Memorial Health
                 Services, Series 2003A, 6.000%, 10/01/12

        6,450   California Statewide Community Development Authority,                 6/13 at 100.00         AAA          7,051,979
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/18 - FSA Insured

                Central California Joint Powers Health Finance Authority,
                Certificates of Participation, Community Hospitals of Central
                California Obligated Group, Series 2000:
        1,770    6.000%, 2/01/20                                                      2/10 at 101.00        Baa2          1,896,714
        1,740    6.000%, 2/01/30                                                      2/10 at 101.00        Baa2          1,839,441

        2,500   Whittier, California, Health Facility Revenue Bonds,                  6/12 at 101.00           A          2,699,775
                 Presbyterian Intercommunity Hospital, Series 2002,
                 5.600%, 6/01/22


                                       47


                        Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 9.9% (6.6% OF TOTAL INVESTMENTS)

                ABAG Finance Authority for Non-Profit Corporations, California,
                Multifamily Housing Revenue Refunding Bonds, United
                Dominion/2000 Post Apartments, Series 2000B:
$       4,750    6.400%, 8/15/30 (Alternative Minimum Tax)                              No Opt. Call        Baa2     $    5,073,998
                 (Mandatory put 8/15/08)
        4,000    6.250%, 8/15/30 (Mandatory put 8/15/08)                                No Opt. Call        Baa2          4,276,400

        5,210   California Statewide Community Development Authority,                 8/12 at 105.00         Aaa          5,868,023
                 GNMA Collateralized Housing Revenue  Refunding Bonds,
                 Crowne Pointe Project, Series 2002F, 6.750%, 8/20/37

        2,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          2,137,940
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park Project, Series 2002A, 5.800%, 12/15/25

        1,735   Rohnert Park Finance Authority, California, Senior Lien Revenue       9/13 at 100.00         BBB          1,771,296
                 Bonds, Rancho Feliz Mobile Home Park, Series 2003A,
                 5.750%, 9/15/38

        1,125   Rohnert Park Finance Authority, California, Subordinate Lien          9/13 at 100.00         N/R          1,185,030
                 Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B,
                 6.625%, 9/15/38

        7,500   San Bernardino County Housing Authority, California,                    No Opt. Call        BBB+          7,919,700
                 Multifamily Housing Revenue Refunding Bonds, Equity
                 Residential Properties/Redlands Lawn and Tennis Apartments,
                 Series 1999A, 5.200%, 6/15/29 (Mandatory put 6/15/09)

        3,610   San Bernardino County Housing Authority, California,                 11/11 at 105.00         Aaa          3,933,961
                 GNMA Collateralized Multifamily Mortgage Revenue Bonds,
                 Pacific Palms Mobile Home Park, Series 2001A,
                 6.700%, 12/20/41

                San Jose, California, Multifamily Housing Revenue Bonds, GNMA
                Mortgage-Backed Securities Program, Lenzen Housing, Series
                2001B:
        1,250    5.350%, 2/20/26 (Alternative Minimum Tax)                            8/11 at 102.00         AAA          1,312,875
        2,880    5.450%, 2/20/43 (Alternative Minimum Tax)                            8/11 at 102.00         AAA          3,010,666


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.5% (1.0% OF TOTAL INVESTMENTS)

                California Health Facilities Financing Authority, Insured Senior
                Living Revenue Bonds, Aldersly Project, Series 2002A:
        1,500    5.125%, 3/01/22                                                      3/12 at 101.00           A          1,587,000
        1,315    5.250%, 3/01/32                                                      3/12 at 101.00           A          1,392,033

        2,450   California Health Facilities Financing Authority, Cal-Mortgage        1/13 at 100.00           A          2,589,258
                 Insured Revenue Bonds, Northern California Retired Officers
                 Community Corporation - Paradise Valley Estates, Series 2002,
                 5.125%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 32.4% (21.7% OF TOTAL INVESTMENTS)

           10   California, General Obligation Veterans Welfare Bonds,               12/06 at 102.00         AA-             10,365
                 Series 1997BJ, 5.500%, 12/01/18 (Alternative Minimum Tax)

        9,335   California, General Obligation Bonds, Series 2002,                      No Opt. Call         AAA         11,216,936
                 6.000%, 2/01/16 - FSA Insured

                California, General Obligation Refunding Bonds, Series 2002:
        8,450    5.000%, 2/01/12                                                        No Opt. Call           A          9,193,854
        2,780    6.000%, 4/01/16 - AMBAC Insured                                        No Opt. Call         AAA          3,347,815

       14,300   California, General Obligation Veterans Welfare Bonds,                6/07 at 101.00         AAA         14,661,790
                 Series 2001BZ, 5.350%, 12/01/21 (Alternative Minimum Tax) -
                 MBIA Insured

        9,000   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00           A          9,712,170
                 5.125%, 4/01/23

        1,840   Compton Unified School District, Los Angeles County,                  9/13 at 100.00         AAA          2,054,838
                 California, General Obligation Bonds, Series 2003A,
                 5.250%, 9/01/18 - MBIA Insured

        3,000   Contra Costa County Community College District, California,           8/12 at 100.00         AAA          3,230,310
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/23 -
                 FGIC Insured

        2,500   Fullerton Joint Union High School District, Orange County,            8/12 at 100.00         Aaa          2,679,450
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/23 - FSA Insured

        2,260   Jurupa Unified School District, Riverside County, California,         8/11 at 101.00         AAA          2,451,625
                 General Obligation Bonds, Series 2002, 5.125%, 8/01/22 -
                 FGIC Insured

        2,345   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          2,526,386
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 6/01/26 - FSA Insured


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       3,145   Los Angeles Unified School District, California, General              7/15 at 100.00         AAA     $    3,397,135
                 Obligation Bonds, Series 2005A-1, 5.000%, 7/01/25 -
                 FGIC Insured

                Los Angeles Unified School District, California, General
                Obligation Bonds, Series 2003A:
        3,750    5.250%, 7/01/20 - FSA Insured                                        7/13 at 100.00         AAA          4,171,612
        7,200    5.000%, 7/01/22 - FSA Insured                                        7/13 at 100.00         AAA          7,809,192

        1,525   Lucia Mar Unified School District, San Luis Obispo County,            8/14 at 100.00         Aaa          1,687,824
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/22 - FGIC Insured

                Oakland Unified School District, Alameda County, California,
                General Obligation Bonds, Series 2005:
          780    5.000%, 8/01/25 - MBIA Insured                                       8/15 at 100.00         AAA            840,988
          820    5.000%, 8/01/26 - MBIA Insured                                       8/15 at 100.00         AAA            880,647

          870   Puerto Rico, General Obligation and Public Improvement                7/11 at 100.00         AAA            934,954
                 Bonds, Series 2001, 5.000%, 7/01/24 - FSA Insured

                Riverside Community College District, California, General
                Obligation Bonds, Series 2005:
        2,675    5.000%, 8/01/21 - FSA Insured                                        8/15 at 100.00         AAA          2,923,053
        5,000    5.000%, 8/01/24 - FSA Insured                                        8/15 at 100.00         AAA          5,420,750

        5,000   Riverside Unified School District, Riverside County, California,      2/12 at 101.00         AAA          5,296,600
                 General Obligation Bonds, Series 2002A,
                 5.000%, 2/01/27 - FGIC Insured

       10,810   San Diego Unified School District, San Diego County,                  7/11 at 102.00         AAA         11,934,781
                 California, General Obligation Bonds, Election of 1998,
                 Series 2001C, 5.000%, 7/01/26 - FSA Insured

        4,000   San Diego Unified School District, San Diego County,                  7/12 at 101.00         AAA          4,462,560
                 California, General Obligation Bonds, Election of 1998,
                 Series 2002D, 5.250%, 7/01/21 - FGIC Insured

                San Jose-Evergreen Community College District, Santa Clara
                County, California, General Obligation Bonds, Series 2005A:
          605    5.000%, 9/01/25 - MBIA Insured                                       9/15 at 100.00         AAA            654,205
          875    5.000%, 9/01/27 - MBIA Insured                                       9/15 at 100.00         AAA            941,675

        1,000   Saugus Union School District, Los Angeles County, California,         8/12 at 100.00         AAA          1,076,770
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/24 -
                 FGIC Insured

        3,905   Southwestern Community College District, San Diego County,            8/14 at 100.00         AAA          4,227,319
                 California, General Obligation Bonds, Series 2004,
                 5.000%, 8/01/22 - FGIC Insured

        1,630   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA          1,754,842
                 County, California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/22 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 42.1% (28.2% OF TOTAL INVESTMENTS)

        4,000   Beaumont Financing Authority, California, Local Agency                9/12 at 102.00         N/R          4,501,240
                 Revenue Bonds, Series 2002A, 6.750%, 9/01/25

        7,135   Brentwood Infrastructure Financing Authority, Contra Costa           11/11 at 100.00         AAA          7,609,478
                 County, California, Capital Improvement Revenue Bonds,
                 Series 2001, 5.000%, 11/01/25 - FSA Insured

        7,350   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA-          8,113,592
                 5.000%, 7/01/15

        3,350   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          3,691,901
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.250%, 12/01/17 - AMBAC Insured

        8,210   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00          A-          9,168,435
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        4,510   California State Public Works Board, Lease Revenue Bonds,            12/11 at 102.00         AAA          4,793,048
                 Department of Mental Health, Hospital Addition,
                 Series 2001A, 5.000%, 12/01/26 - AMBAC Insured

        9,000   California State Public Works Board, Lease Revenue Bonds,             3/12 at 100.00         AAA          9,450,270
                 Department of General Services, Series 2002B,
                 5.000%, 3/01/27 - AMBAC Insured

                Capistrano Unified School District, Orange County, California,
                Special Tax Bonds, Community Facilities District 90-2 - Talega,
                Series 2003:
        1,750    5.875%, 9/01/23                                                      9/13 at 100.00         N/R          1,885,205
          550    6.000%, 9/01/33                                                      9/13 at 100.00         N/R            590,585

        1,810   Cerritos Public Financing Authority, California, Tax Allocation         No Opt. Call         AAA          2,004,485
                 Revenue Bonds, Los Cerritos Redevelopment Projects,
                 Series 2002A, 5.000%, 11/01/14 - AMBAC Insured


                                       49


                        Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,270   Coalinga Public Financing Authority, California, Local Obligation       No Opt. Call         AAA     $    1,541,272
                 Senior Lien Revenue Bonds, Series 1998A, 6.000%, 9/15/18 -
                 AMBAC Insured

        1,125   Fontana, California, Special Tax Bonds, Sierra Community              9/14 at 100.00         N/R          1,166,535
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

        1,000   Fullerton Community Facilities District 1, California, Special        9/12 at 100.00         N/R          1,070,210
                 Tax Bonds, Amerige Heights, Series 2002, 6.100%, 9/01/22

          550   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            595,672
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        3,000   Lake Elsinore Public Financing Authority, California, Local          10/13 at 102.00         N/R          3,219,930
                 Agency Revenue Refunding Bonds, Series 2003H,
                 6.000%, 10/01/20

        5,250   Lammersville School District, San Joaquin County, California,         9/12 at 101.00         N/R          5,656,770
                 Special Tax Bonds, Community Facilities District of
                 Mountain House, Series 2002, 6.300%, 9/01/24

        2,000   Lee Lake Water District, Riverside County, California,                9/13 at 102.00         N/R          2,177,740
                 Special Tax Bonds, Community Facilities District 1 of
                 Sycamore Creek, Series 2003, 6.500%, 9/01/24

        2,200   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          2,448,908
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25

        1,500   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          1,595,670
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34

        5,425   Lodi, California, Certificates of Participation, Public              10/12 at 100.00         AAA          5,713,827
                 Improvement Financing Project, Series 2002,
                 5.000%, 10/01/26 - MBIA Insured

        4,075   Los Angeles County Metropolitan Transportation Authority,               No Opt. Call         AAA          4,581,971
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Refunding Bonds, Series 2003A, 5.250%, 7/01/13 -
                 MBIA Insured

        1,000   Monterey County, California, Certificates of Participation,           8/11 at 100.00         Aaa          1,090,810
                 Master Plan Financing, Series 2001, 5.250%, 8/01/15 -
                 MBIA Insured

        1,675   Moreno Valley Unified School District, Riverside County,              3/14 at 100.00         AAA          1,779,185
                 California, Certificates of Participation, Series 2005,
                 5.000%, 3/01/26 - FSA Insured

        3,000   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          3,331,140
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/19 - FGIC Insured

        4,520   Ontario Redevelopment Financing Authority, California, Lease          8/11 at 101.00         AAA          4,886,482
                 Revenue Bonds, Capital Projects, Series 2001,
                 5.000%, 8/01/24 - AMBAC Insured

        2,000   Orange County, California, Special Tax Bonds, Community               8/11 at 101.00         N/R          2,078,780
                 Facilities District 02-1 of Ladera Ranch, Series 2003A,
                 5.550%, 8/15/33

       11,165   Palm Desert Financing Authority, California, Tax Allocation           4/12 at 102.00         AAA         11,908,142
                 Revenue Refunding Bonds, Project Area 1, Series 2002,
                 5.100%, 4/01/30 - MBIA Insured

        3,250   Pomoma Public Financing Authority, California, Revenue                2/11 at 100.00         AAA          3,381,885
                 Refunding Bonds, Merged Redevelopment Projects,
                 Series 2001AD, 5.000%, 2/01/27 - MBIA Insured

        5,500   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          5,917,285
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36

          625   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            659,475
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          420   Riverside County Public Financing Authority, California, Tax         10/15 at 100.00         AAA            444,364
                 Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured

        1,700   Roseville, California, Special Tax Bonds, Community Facilities        9/09 at 103.00         N/R          1,813,373
                 District 1 - Crocker, Series 2003, 6.000%, 9/01/27

        1,150   Sacramento, California, Special Tax Bonds, North Natomas              9/14 at 100.00         N/R          1,230,385
                 Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

       14,505   San Diego Redevelopment Agency, California, Subordinate               9/11 at 101.00         AAA         15,287,110
                 Lien Tax Allocation Bonds, Centre City Project, Series 2001A,
                 5.000%, 9/01/26 - FSA Insured

        8,725   San Francisco Bay Area Rapid Transit District, California, Sales      7/11 at 100.00         AAA          9,153,659
                 Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 -
                 AMBAC Insured

        1,595   San Marcos Public Facilities Authority, California, Special           9/09 at 102.00         N/R          1,657,971
                 Tax Bonds, Community Facilities District 99-1, Series 2003B,
                 6.000%, 9/01/24


                                       50

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,810   West Patterson Financing Authority, California, Special Tax           9/13 at 103.00         N/R     $    3,109,265
                 Bonds, Community Facilities District 01-1, Series 2003B,
                 7.000%, 9/01/38

        1,375   West Patterson Financing Authority, California, Special Tax           9/13 at 103.00         N/R          1,485,316
                 Bonds, Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39

        2,000   West Patterson Financing Authority, California, Special Tax           9/13 at 102.00         N/R          2,127,560
                 Bonds, Community Facilities District 01-1, Series 2004B,
                 6.000%, 9/01/39

        2,500   Yucaipa-Calimesa Joint Unified School District, San Bernardino       10/11 at 100.00         AAA          2,616,550
                 County, California, General Obligation Refunding Bonds,
                 Series 2001A, 5.000%, 10/01/26 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.3% (6.2% OF TOTAL INVESTMENTS)

       11,750   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-         10,120,980
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 1.000%, 1/15/28

        1,500   Port of Oakland, California, Revenue Refunding Bonds,                11/07 at 102.00         AAA          1,612,245
                 Series 1997I, 5.600%, 11/01/19 - MBIA Insured

        1,000   Port of Oakland, California, Revenue Bonds, Series 2002M,            11/12 at 100.00         AAA          1,094,770
                 5.250%, 11/01/20 - FGIC Insured

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue
                29B:
        4,110    5.125%, 5/01/17 - FGIC Insured                                       5/13 at 100.00         AAA          4,476,160
       10,625    5.125%, 5/01/18 - FGIC Insured                                       5/13 at 100.00         AAA         11,542,150
        5,140    5.125%, 5/01/19 - FGIC Insured                                       5/13 at 100.00         AAA          5,572,994


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 1.5% (1.0% OF TOTAL INVESTMENTS)

        1,380   Puerto Rico, General Obligation and Public Improvement Bonds,         7/11 at 100.00         AAA          1,510,783
                 Series 2001, 5.000%, 7/01/24 (Pre-refunded to 7/01/11) -
                 FSA Insured

        2,085   San Marcos Public Facilities Authority, California, Special           9/07 at 102.00      N/R***          2,254,677
                 Tax Revenue Bonds, Community Facilities District 99-1,
                 Series 2002, 6.300%, 9/01/20 (Pre-refunded to 9/01/07)

        1,595   Santa Clara Valley Transportation Authority, California, Sales        6/11 at 100.00         AAA          1,749,189
                 Tax Revenue Bonds, Series 2001A, 5.000%, 6/01/22
                 (Pre-refunded to 6/01/11) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.8% (8.6% OF TOTAL INVESTMENTS)

       15,000   California Pollution Control Financing Authority, Remarketed          4/11 at 102.00         AAA         16,353,150
                 Revenue Bonds, Pacific Gas and Electric Company,
                 Series 1996A, 5.350%, 12/01/16 (Alternative Minimum Tax) -
                 MBIA Insured

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        3,500    5.375%, 5/01/17 - XLCA Insured                                       5/12 at 101.00         AAA          3,876,250
        9,000    5.125%, 5/01/18                                                      5/12 at 101.00          A2          9,697,050

        1,200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA          1,303,152
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        1,600   Merced Irrigation District, California, Revenue Certificates          9/05 at 103.00        Baa3          1,650,416
                 of Participation, Electric System Project, Series 2002,
                 6.500%, 9/01/34

        5,000   Merced Irrigation District, California, Revenue Certificates          9/13 at 102.00        Baa3          5,308,000
                 of Participation, Electric System Project, Series 2003,
                 5.700%, 9/01/36

        2,250   Salinas Valley Solid Waste Authority, California, Revenue             8/12 at 100.00         AAA          2,374,290
                 Bonds, Series 2002, 5.125%, 8/01/22 (Alternative Minimum
                 Tax) - AMBAC Insured

        6,085   Southern California Public Power Authority, Revenue Bonds,            7/13 at 100.00         AAA          6,799,927
                 Magnolia Power Project, Series 2003-1A, 5.250%, 7/01/16 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.3% (8.9% OF TOTAL INVESTMENTS)

        1,070   Burbank, California, Wastewater System Revenue Bonds,                 6/14 at 100.00         AAA          1,152,786
                 Series 2004A, 5.000%, 6/01/22 - AMBAC Insured

        7,000   California Department of Water Resources, Water System                6/13 at 100.00         AAA          7,854,140
                 Revenue Bonds, Central Valley Project, Series 2003Y,
                 5.250%, 12/01/13 - FGIC Insured

        7,000   Carmichael Water District, Sacramento County, California,             9/09 at 102.00         AAA          7,357,350
                 Water Revenue Certificates of Participation, Series 1999,
                 5.125%, 9/01/29 - MBIA Insured


                                       51

                        Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,000   El Dorado Irrigation District, California, Water and Sewer            3/14 at 100.00         AAA     $    2,155,620
                 Certificates of Participation, Series 2004A,
                 5.000%, 3/01/20 - FGIC Insured

        1,000   Pico Rivera Water Authority, California, Revenue Bonds,              12/11 at 102.00         N/R          1,084,080
                 Series 2001A, 6.250%, 12/01/32

        1,000   San Buenaventura, California, Wastewater Revenue                      3/14 at 100.00         AAA          1,068,120
                 Certificates of Participation, Series 2004, 5.000%, 3/01/24 -
                 MBIA Insured

                San Diego Public Facilities Financing Authority, California,
                Subordinate Lien Water Revenue Bonds, Series 2002:
        2,500    5.000%, 8/01/23 - MBIA Insured                                       8/12 at 100.00         AAA          2,691,923
        6,260    5.000%, 8/01/24 - MBIA Insured                                       8/12 at 100.00         AAA          6,740,580

                San Francisco City and County Public Utilities Commission,
                California, Clean Water Revenue Refunding Bonds, Series 2003A:
        3,315    5.250%, 10/01/18 - MBIA Insured                                      4/13 at 100.00         AAA          3,684,355
       12,000    5.250%, 10/01/19 - MBIA Insured                                      4/13 at 100.00         AAA         13,320,240

        1,955   Westlands Water District, California, Revenue Certificates            3/15 at 100.00         AAA          2,101,056
                 of Participation, Series 2005A, 5.000%, 9/01/23 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     512,755   Total Long-Term Investments (cost $523,212,751) - 149.4%                                                551,696,711
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      4,564,961
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.6)%                                                       (187,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  369,261,672
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                        Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
                        Portfolio of
                                INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.3% (1.6% OF TOTAL INVESTMENTS)

$       4,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB     $    5,667,750
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.6% (5.8% OF TOTAL INVESTMENTS)

        1,675   California Educational Facilities Authority, Revenue Bonds,          10/12 at 100.00          A2          1,775,936
                 University of San Diego, Series 2002A, 5.250%, 10/01/30

        9,000   California State University, Systemwide Revenue Bonds,               11/12 at 100.00         AAA          9,599,040
                 Series 2002A, 5.125%, 11/01/26 - AMBAC Insured

        9,000   University of California, Revenue Bonds, Multiple Purpose             9/08 at 101.00          AA          9,379,350
                 Projects, Series 2000K, 5.300%, 9/01/30


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 5.5% (3.7% OF TOTAL INVESTMENTS)

        5,000   ABAG Finance Authority for Non-Profit Corporations,                   4/12 at 100.00           A          5,421,200
                 California, Cal-Mortgage Insured Revenue Bonds,
                 Sansum-Santa Barbara Medical Foundation Clinic,
                 Series 2002A, 5.600%, 4/01/26

        2,815   California Health Facilities Financing Authority, Revenue             8/13 at 100.00         AAA          3,010,108
                 Bonds, Lucile Salter Packard Children's Hospital,
                 Series 2003C, 5.000%, 8/15/20 - AMBAC Insured

        1,090   California State Public Works Board, Revenue Bonds,                  11/14 at 100.00         AAA          1,171,597
                 University of California - Davis Medical Center,
                 Series 2004II-A, 5.000%, 11/01/21 - MBIA Insured

        3,380   Rancho Mirage Joint Powers Financing Authority,                       7/14 at 100.00          A3          3,688,425
                 California, Revenue Bonds, Eisenhower Medical Center,
                 Series 2004, 5.875%, 7/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.3% (0.9% OF TOTAL INVESTMENTS)

        1,000   California Statewide Community Development Authority,                 8/12 at 100.00           A          1,064,640
                 Student Housing Revenue Bonds, EAH - Irvine East Campus
                 Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 -
                 ACA Insured

        1,905   Los Angeles, California, GNMA Mortgage-Backed Securities              7/11 at 102.00         AAA          2,021,891
                 Program Multifamily Housing Revenue Bonds, Park Plaza
                 West Senior Apartments, Series 2001B, 5.300%, 1/20/21
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.3% (1.0% OF TOTAL INVESTMENTS)

        3,000   California Pollution Control Financing Authority, Solid Waste           No Opt. Call        BBB+          3,246,690
                 Disposal Revenue Bonds, Republic Services Inc., Series 2002C,
                 5.250%, 6/01/23 (Alternative Minimum Tax) (Mandatory
                 put 12/01/17)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 3.5% (2.4% OF TOTAL INVESTMENTS)

        3,000   ABAG Finance Authority for Non-Profit Corporations,                  11/12 at 100.00           A          3,189,840
                 California, Insured Senior Living Revenue Bonds, Odd Fellows
                 Home of California, Series 2003A, 5.200%, 11/15/22

        5,000   California Statewide Community Development Authority,                11/13 at 100.00           A          5,312,350
                 Revenue Bonds, Jewish Home for the Aging, Series 2003,
                 5.000%, 11/15/18


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 33.4% (22.6% OF TOTAL INVESTMENTS)

        5,920   Cajon Valley Union School District, San Diego County,                 8/10 at 102.00         AAA          6,279,462
                 California, General Obligation Bonds, Series 2002B,
                 5.125%, 8/01/32 - MBIA Insured

        9,000   California, General Obligation Refunding Bonds, Series 2002,          2/12 at 100.00         AAA          9,533,340
                 5.000%, 2/01/22 - MBIA Insured

        2,900   California, General Obligation Bonds, Series 2003, 5.000%, 2/01/21    8/13 at 100.00           A          3,098,070

                Compton Community College District, Los Angeles County,
                California, General Obligation Bonds, Series 2004A:
        1,315    5.250%, 7/01/22 - MBIA Insured                                       7/14 at 100.00         AAA          1,454,272
        2,560    5.250%, 7/01/23 - MBIA Insured                                       7/14 at 100.00         AAA          2,827,085

        2,415   El Monte Union High School District, Los Angeles County,              6/13 at 100.00         AAA          2,557,099
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 6/01/28 - FSA Insured

       10,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA         10,789,200
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                 FGIC Insured


                                       53


                        Nuveen Insured California Dividend Advantage Municipal Fund (NKL) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,520   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA     $    1,637,572
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 6/01/26 - FSA Insured

        5,000   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA          5,319,300
                 Obligation Bonds, Series 2002E, 5.125%, 1/01/27 -
                 MBIA Insured

                Los Angeles Unified School District, California, General
                Obligation Bonds, Series 2003A:
        3,700    5.000%, 7/01/22 - FSA Insured                                        7/13 at 100.00         AAA          4,013,057
        3,500    5.000%, 1/01/28 - MBIA Insured                                       7/13 at 100.00         AAA          3,727,150

        1,500   Madera Unified School District, Madera County, California,            8/12 at 100.00         AAA          1,581,930
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/28 -
                 FSA Insured

        2,500   Oakland Unified School District, Alameda County, California,          8/12 at 100.00         AAA          2,736,100
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21 -
                 FGIC Insured

                Oakland Unified School District, Alameda County, California,
                General Obligation Bonds, Series 2005:
          505    5.000%, 8/01/25 - MBIA Insured                                       8/15 at 100.00         AAA            544,486
          530    5.000%, 8/01/26 - MBIA Insured                                       8/15 at 100.00         AAA            569,199

        3,300   Peralta Community College District, Alameda County,                   8/09 at 102.00         AAA          3,451,866
                 California, General Obligation Bonds, Election of 2000,
                 Series 2001A, 5.000%, 8/01/31 - FGIC Insured

        3,250   San Diego Unified School District, San Diego County,                  7/11 at 102.00         AAA          3,588,163
                 California, General Obligation Bonds, Election of 1998,
                 Series 2001C, 5.000%, 7/01/22 - FSA Insured

        1,160   San Gabriel Unified School District, Los Angeles County,              8/15 at 100.00         AAA          1,264,574
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/22 - FSA Insured

                San Jose-Evergreen Community College District, Santa Clara
                County, California, General Obligation Bonds, Series 2005A:
          395    5.000%, 9/01/25 - MBIA Insured                                       9/15 at 100.00         AAA            427,125
          575    5.000%, 9/01/27 - MBIA Insured                                       9/15 at 100.00         AAA            618,815

        3,500   San Mateo County Community College District, California,              9/12 at 100.00         AAA          3,702,020
                 General Obligation Bonds, Series 2002A, 5.000%, 9/01/26 -
                 FGIC Insured

       10,000   Vista Unified School District, San Diego County, California,          8/12 at 100.00         AAA         10,767,700
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/23 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 42.1% (28.4% OF TOTAL INVESTMENTS)

        1,450   Baldwin Park Public Financing Authority, California, Sales            8/13 at 102.00         BBB          1,530,635
                 Tax and Tax Allocation Bonds, Puente Merced Redevelopment
                 Project, Series 2003, 5.250%, 8/01/21

        6,895   Brea and Olinda Unified School District, Orange County,               8/11 at 101.00         AAA          7,314,492
                 California, Certificates of Participation Refunding,
                 Series 2002A, 5.125%, 8/01/26 - FSA Insured

        2,290   Burbank Public Financing Authority, California, Revenue              12/13 at 100.00         AAA          2,522,275
                 Refunding Bonds, Golden State Redevelopment Project,
                 Series 2003A, 5.250%, 12/01/19 - AMBAC Insured

        2,200   California Infrastructure Economic Development Bank,                  9/13 at 101.00         AAA          2,343,506
                 Los Angeles County, Revenue Bonds, Department of
                 Public Social Services, Series 2003, 5.000%, 9/01/28 -
                 AMBAC Insured

        3,100   California State Public Works Board, Lease Revenue Bonds,            11/15 at 100.00         AAA          3,294,091
                 Department of Health Services, Richmond Lab, Series 2005B,
                 5.000%, 11/01/30 - XLCA Insured

        7,035   Corona-Norco Unified School District, Riverside County,               9/13 at 100.00         AAA          7,450,839
                 California, Special Tax Bonds, Community Facilities
                 District 98-1, Series 2003, 5.000%, 9/01/28 - MBIA Insured

        3,145   Culver City Redevelopment Agency, California, Tax Allocation          5/11 at 101.00         AAA          3,337,097
                 Revenue Bonds, Redevelopment Project, Series 2002A,
                 5.125%, 11/01/25 - MBIA Insured

        1,020   Desert Sands Unified School District, Riverside County,               3/12 at 101.00         AAA          1,097,000
                 California, Certificates of Participation Refunding,
                 Series 2002, 5.000%, 3/01/20 - MBIA Insured

        8,720   El Monte, California, Senior Lien Certificates of Participation,      1/11 at 100.00         AAA          9,145,274
                 Department of Public Services Facility Phase II, Series 2001,
                 5.000%, 1/01/21 - AMBAC Insured

        4,000   Folsom Public Financing Authority, California, Special Tax            9/12 at 102.00         AAA          4,316,800
                 Revenue Bonds, Series 2004A, 5.000%, 9/01/21 -
                 AMBAC Insured

          355   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            384,479
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        2,115   Inglewood Redevelopment Agency, California, Tax Allocation              No Opt. Call         AAA          2,419,052
                 Refunding Bonds, Merged Area Redevelopment Project,
                 Series 1998A, 5.250%, 5/01/23 - AMBAC Insured


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,500   La Quinta Redevelopment Agency, California, Tax Allocation            9/11 at 102.00         AAA     $    3,717,280
                 Bonds, Redevelopment Project Area 1, Series 2001,
                 5.100%, 9/01/31 - AMBAC Insured

        3,400   La Quinta Redevelopment Agency, California, Tax Allocation            9/12 at 102.00         AAA          3,661,528
                 Bonds, Redevelopment Project Area 1, Series 2002,
                 5.000%, 9/01/22 - AMBAC Insured

        1,460   Los Angeles, California, Certificates of Participation,               6/13 at 100.00         AAA          1,535,993
                 Municipal Improvement Corporation, Series 2003AW,
                 5.000%, 6/01/33 - AMBAC Insured

        7,000   Los Angeles, California, Certificates of Participation, Real          4/12 at 100.00         AAA          7,452,970
                 Property Acquisition Program, Series 2002, 5.200%, 4/01/27 -
                 AMBAC Insured

        4,690   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA          4,921,780
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        8,470   Ontario Redevelopment Financing Authority, California, Lease          8/11 at 101.00         AAA          9,073,572
                 Revenue Bonds, Capital Projects, Series 2001, 5.200%, 8/01/29 -
                 AMBAC Insured

        5,000   Palm Desert Financing Authority, California, Tax Allocation           4/12 at 102.00         AAA          5,328,250
                 Revenue Refunding Bonds, Project Area 1, Series 2002,
                 5.000%, 4/01/25 - MBIA Insured

          405   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            427,340
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        4,475   Riverside County, California, Asset Leasing Corporate Leasehold       6/12 at 101.00         AAA          4,789,235
                 Revenue Bonds, Riverside County Hospital Project,
                 Series 1997B, 5.000%, 6/01/19 - MBIA Insured

          270   Riverside County Public Financing Authority, California,             10/15 at 100.00         AAA            285,663
                 Tax Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured

        3,175   San Buenaventura, California, Certificates of Participation,          2/11 at 101.00         AAA          3,383,280
                 Series 2001C, 5.250%, 2/01/31 - AMBAC Insured

        3,730   San Diego Redevelopment Agency, California, Subordinate               9/09 at 101.00        Baa2          3,857,753
                 Lien Tax Increment and Parking Revenue Bonds, Centre City
                 Project, Series 2003B, 5.250%, 9/01/26

        4,000   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          4,323,320
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/19 - MBIA Insured

        1,000   Shasta Joint Powers Financing Authority, California, Lease            4/13 at 100.00         AAA          1,086,150
                 Revenue Bonds, County Administration Building Project,
                 Series 2003A, 5.250%, 4/01/23 - MBIA Insured

        2,160   Temecula Redevelopment Agency, California, Tax Allocation             8/08 at 102.00         AAA          2,289,427
                 Revenue Bonds, Redevelopment Project 1, Series 2002,
                 5.125%, 8/01/27 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.7% (3.8% OF TOTAL INVESTMENTS)

        2,250   California Infrastructure Economic Development Bank, First            7/13 at 100.00         AAA          2,382,053
                 Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A, 5.000%, 7/01/36 - AMBAC Insured

        7,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          6,445,275
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue 29A:
        2,185    5.250%, 5/01/16 (Alternative Minimum Tax) - FGIC Insured             5/13 at 100.00         AAA          2,370,441
        2,300    5.250%, 5/01/17 (Alternative Minimum Tax) - FGIC Insured             5/13 at 100.00         AAA          2,490,463


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 8.1% (5.5% OF TOTAL INVESTMENTS)

                California Health Facilities Financing Authority, Revenue Bonds,
                Cedars-Sinai Medical Center, Series 1999A:
        2,500    6.125%, 12/01/30 (Pre-refunded to 12/01/09)                         12/09 at 101.00       A3***          2,825,875
        3,000    6.250%, 12/01/34 (Pre-refunded to 12/01/09)                         12/09 at 101.00       A3***          3,405,900

        2,070   Fresno Unified School District, Fresno County, California,            8/10 at 102.00         AAA          2,196,891
                 General Obligation Bonds, Series 2002G, 5.125%, 8/01/26 -
                 FSA Insured

                Fresno Unified School District, Fresno County, California,
                General Obligation Bonds, Series 2002B:
        1,135    5.125%, 8/01/23 - FGIC Insured                                       8/10 at 102.00         AAA          1,215,097
        1,190    5.125%, 8/01/24 - FGIC Insured                                       8/10 at 102.00         AAA          1,270,277
        1,245    5.125%, 8/01/25 - FGIC Insured                                       8/10 at 102.00         AAA          1,325,166
        1,255    5.125%, 8/01/26 - FGIC Insured                                       8/10 at 102.00         AAA          1,335,809

        2,980   Santa Clarita Community College District, Los Angeles County,         8/11 at 101.00         AAA          3,318,081
                 California, General Obligation Bonds, Series 2002,
                 5.125%, 8/01/26 (Pre-refunded to 8/01/11) - FGIC Insured


                                       55


                        Nuveen Insured California Dividend Advantage Municipal Fund (NKL) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** (continued)

$       2,460   Vacaville Unified School District, Solano County, California,         8/11 at 101.00         AAA     $    2,722,605
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/26
                 (Pre-refunded to 8/01/11) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 19.2% (13.0% OF TOTAL INVESTMENTS)

        9,000   Anaheim Public Finance Authority, California, Revenue                10/12 at 100.00         AAA          9,479,160
                 Bonds, Electric System Distribution Facilities, Series 2002A,
                 5.000%, 10/01/27 - FSA Insured

       10,000   California Pollution Control Financing Authority, Remarketed          4/11 at 102.00         AAA         10,902,100
                 Revenue Bonds, Pacific Gas and Electric Company,
                 Series 1996A, 5.350%, 12/01/16 (Alternative Minimum Tax) -
                 MBIA Insured

        6,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          6,464,700
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        3,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          3,245,100
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/21 - FSA Insured

          775   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            841,619
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        6,000   Northern California Power Agency, Revenue Refunding Bonds,            7/08 at 101.00         AAA          6,343,980
                 Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 -
                 MBIA Insured

        3,000   Sacramento Municipal Utility District, California, Electric           8/11 at 100.00         AAA          3,143,760
                 Revenue Bonds, Series 2001N, 5.000%, 8/15/28 -
                 MBIA Insured

        5,630   Southern California Public Power Authority, Subordinate               7/12 at 100.00         AAA          5,898,889
                 Revenue Refunding Bonds, Transmission Project,
                 Series 2002A, 4.750%, 7/01/19 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 16.6% (11.3% OF TOTAL INVESTMENTS)

        3,000   California Department of Water Resources, Water System               12/12 at 100.00         AAA          3,271,440
                 Revenue Bonds, Central Valley Project, Series 2002X,
                 5.150%, 12/01/23 - FGIC Insured

        6,100   East Bay Municipal Utility District, Alameda and Contra               6/11 at 100.00         AAA          6,395,850
                 Costa Counties, California, Water System Subordinated
                 Revenue Bonds, Series 2001, 5.000%, 6/01/26 -
                 MBIA Insured

        9,000   Eastern Municipal Water District, California, Water and               7/11 at 100.00         AAA          9,375,660
                 Sewerage System Revenue Certificates of Participation,
                 Series 2001B, 5.000%, 7/01/30 - FGIC Insured

        4,500   Los Angeles County Sanitation Districts Financing                    10/13 at 100.00         AAA          4,875,930
                 Authority, California, Senior Revenue Bonds, Capital Projects,
                 Series 2003A, 5.000%, 10/01/23 - FSA Insured

        3,475   Manteca Financing Authority, California, Sewerage Revenue            12/13 at 100.00         Aaa          3,517,150
                 Bonds, Series 2003B, 5.000%, 12/01/33 - MBIA Insured

        9,185   Orange County Sanitation District, California, Certificates of        8/13 at 100.00         AAA          9,653,158
                 Participation, Series 2003, 5.000%, 2/01/33 - FGIC Insured

                Semitropic Water Storage District, Kern County, California,
                Water Banking Revenue Bonds, Series 2004A:
        1,315    5.500%, 12/01/20 - XLCA Insured                                     12/14 at 100.00         AAA          1,473,194
        1,415    5.500%, 12/01/21 - XLCA Insured                                     12/14 at 100.00         AAA          1,584,050
------------------------------------------------------------------------------------------------------------------------------------
$     333,935   Total Long-Term Investments (cost $329,844,400) - 147.6%                                                356,095,156
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      3,158,935
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.9)%                                                       (118,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  241,254,091
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2005:

                                                                FLOATING RATE
                                 FIXED RATE     FIXED RATE        RECEIVED BY  FLOATING RATE                              UNREALIZED
                 NOTIONAL  PAID BY THE FUND        PAYMENT           THE FUND        PAYMENT  EFFECTIVE  TERMINATION    APPRECIATION
COUNTERPARTY       AMOUNT      (ANNUALIZED)      FREQUENCY           BASED ON      FREQUENCY   DATE (2)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup       5,000,000            4.699%  Semi-annually  3-month USD-LIBOR      Quarterly    2/27/06      2/27/26      $ (15,711)
JPMorgan        5,000,000            4.833%  Semi-annually  3-month USD-LIBOR      Quarterly    2/09/06      2/09/36        (97,800)
Morgan Stanley  5,200,000            4.816%  Semi-annually  3-month USD-LIBOR      Quarterly    2/15/06      2/15/36        (78,162)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $(191,673)
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                    At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                        Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)
                        Portfolio of
                                INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.3% (1.5% OF TOTAL INVESTMENTS)

$       1,625   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB     $    2,046,688
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.3% (10.2% OF TOTAL INVESTMENTS)

        1,500   California Health Facilities Financing Authority, Revenue Bonds,     11/08 at 101.00         AAA          1,577,745
                 UCSF - Stanford Healthcare, Series 1998A, 5.000%, 11/15/31 -
                 FSA Insured

        1,800   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+          1,930,842
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        6,000   California Statewide Community Development Authority,                   No Opt. Call         AAA          6,576,900
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        2,000   California Statewide Community Development Authority,                 6/13 at 100.00         AAA          2,167,140
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/23 - FSA Insured

        1,260   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00          A3          1,374,975
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 5.7% (3.8% OF TOTAL INVESTMENTS)

        1,000   ABAG Finance Authority for Non-Profit Corporations, California,      11/12 at 100.00           A          1,063,280
                 Insured Senior Living Revenue Bonds, Odd Fellows Home of
                 California, Series 2003A, 5.200%, 11/15/22

        2,000   California Health Facilities Financing Authority, Cal-Mortgage        1/13 at 100.00           A          2,128,000
                 Insured Revenue Bonds, Northern California Retired Officers
                 Community Corporation - Paradise Valley Estates, Series 2002,
                 5.250%, 1/01/26

        1,815   California Statewide Community Development Authority,                11/13 at 100.00           A          1,928,383
                 Revenue Bonds, Jewish Home for the Aging, Series 2003,
                 5.000%, 11/15/18


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.3% (0.9% OF TOTAL INVESTMENTS)

        1,165   Poway, California, Housing Revenue Bonds, Revenue Bonds,              5/13 at 102.00        BBB+          1,185,935
                 Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 48.6% (32.4% OF TOTAL INVESTMENTS)

        1,000   Berryessa Union School District, Santa Clara County, California,      8/12 at 100.00         AAA          1,076,770
                 General Obligation Bonds, Series 2003C, 5.000%, 8/01/21 -
                 FSA Insured

        2,000   Butte-Glenn Community College District, Butte and Glenn               8/12 at 101.00         Aaa          2,128,220
                 Counties, California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/26 - MBIA Insured

                California, General Obligation Refunding Bonds, Series 2002:
        1,500    5.000%, 2/01/12                                                        No Opt. Call           A          1,632,045
        3,750    5.000%, 4/01/27 - AMBAC Insured                                      4/12 at 100.00         AAA          3,939,563
        3,000    5.250%, 4/01/30 - XLCA Insured                                       4/12 at 100.00         AAA          3,215,970

          500   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00           A            551,120
                 5.250%, 4/01/34

          450   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA            485,514
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                 FGIC Insured

                Hacienda La Puente Unified School District, Los Angeles County,
                California, General Obligation Bonds, Series 2003B:
        4,500    5.000%, 8/01/26 - FSA Insured                                        8/13 at 100.00         AAA          4,788,495
        2,030    5.000%, 8/01/27 - FSA Insured                                        8/13 at 100.00         AAA          2,157,322

        2,000   Los Angeles, California, General Obligation Bonds,                    9/12 at 100.00         AAA          2,155,220
                 Series 2002A, 5.000%, 9/01/22 - MBIA Insured

          565   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA            608,703
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 6/01/26 - FSA Insured

       10,500   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA         11,388,405
                 Obligation Bonds, Series 2003A, 5.000%, 7/01/22 -
                 FSA Insured


                                       58

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   Murrieta Valley Unified School District, Riverside County,            9/13 at 100.00         AAA     $    1,064,720
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 9/01/26 - FGIC Insured

                Oakland Unified School District, Alameda County, California,
                General Obligation Bonds, Series 2005:
          190    5.000%, 8/01/25 - MBIA Insured                                       8/15 at 100.00         AAA            204,856
          200    5.000%, 8/01/26 - MBIA Insured                                       8/15 at 100.00         AAA            214,792

        3,000   San Diego Unified School District, California, General                7/10 at 100.00         AAA          3,260,070
                 Obligation Bonds, Election of 1998, Series 2000B,
                 5.125%, 7/01/22 - MBIA Insured

                San Jose-Evergreen Community College District, Santa Clara
                County, California, General Obligation Bonds, Series 2005A:
          145    5.000%, 9/01/25 - MBIA Insured                                       9/15 at 100.00         AAA            156,793
          215    5.000%, 9/01/27 - MBIA Insured                                       9/15 at 100.00         AAA            231,383

        3,855   San Rafael City High School District, Marin County, California,       8/12 at 100.00         AAA          4,065,560
                 General Obligation Bonds, Series 2003A, 5.000%, 8/01/28 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 42.8% (28.6% OF TOTAL INVESTMENTS)

          550   Baldwin Park Public Financing Authority, California, Sales            8/13 at 102.00         BBB            580,586
                 Tax and Tax Allocation Bonds, Puente Merced Redevelopment
                 Project, Series 2003, 5.250%, 8/01/21

        2,025   Burbank Public Financing Authority, California, Revenue              12/13 at 100.00         AAA          2,215,391
                 Refunding Bonds, Golden State Redevelopment Project,
                 Series 2003A, 5.250%, 12/01/22 - AMBAC Insured

        4,000   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          4,209,480
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.000%, 12/01/27 - AMBAC Insured

        2,000   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00          A-          2,233,480
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        1,610   Folsom Public Financing Authority, California, Special Tax            9/12 at 102.00         AAA          1,737,512
                 Revenue Bonds, Series 2004A, 5.000%, 9/01/21 -
                 AMBAC Insured

          130   Hesperia Community Redevelopment Agency, California, Tax              9/15 at 100.00         AAA            140,795
                 Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        5,540   Irvine Public Facilities and Infrastructure Authority, California,    9/05 at 103.00         AAA          5,754,343
                 Assessment Revenue Bonds, Series 2003C, 5.000%, 9/02/21 -
                 AMBAC Insured

        2,000   Los Angeles, California, Certificates of Participation,               6/13 at 100.00         AAA          2,104,100
                 Municipal Improvement Corporation, Series 2003AW,
                 5.000%, 6/01/33 - AMBAC Insured

        1,770   Los Angeles Unified School District, California, Certificates        10/12 at 100.00         AAA          1,860,907
                 of Participation, Administration Building Project II,
                 Series 2002C, 5.000%, 10/01/27 - AMBAC Insured

        1,500   Los Osos, California, Improvement Bonds, Community Services           9/10 at 103.00         AAA          1,576,050
                 Wastewater Assessment District 1, Series 2002,
                 5.000%, 9/02/33 - MBIA Insured

          825   Paramount Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA            887,733
                 Bonds, Redevelopment Project Area 1, Series 2003,
                 5.000%, 8/01/19 - MBIA Insured

          150   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            158,274
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          100   Riverside County Public Financing Authority, California, Tax         10/15 at 100.00         AAA            105,801
                 Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured

                San Buenaventura, California, Certificates of Participation,
                Golf Course Financing Project, Series 2002D:
        3,000    5.000%, 2/01/27 - AMBAC Insured                                      2/12 at 100.00         AAA          3,141,390
        3,300    5.000%, 2/01/32 - AMBAC Insured                                      2/12 at 100.00         AAA          3,447,774

        1,200   San Diego Redevelopment Agency, California, Subordinate               9/09 at 101.00        Baa2          1,241,100
                 Lien Tax Increment and Parking Revenue Bonds, Centre City
                 Project, Series 2003B, 5.250%, 9/01/26

        1,220   San Jose Redevelopment Agency, California, Tax Allocation             8/10 at 101.00         AAA          1,270,557
                 Bonds, Merged Area Redevelopment Project, Series 2002,
                 5.000%, 8/01/32 - MBIA Insured

        2,770   San Jose Financing Authority, California, Lease Revenue               6/12 at 100.00         AAA          2,899,054
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.000%, 6/01/32 - AMBAC Insured

        2,390   Solano County, California, Certificates of Participation,            11/12 at 100.00         AAA          2,613,346
                 Series 2002, 5.250%, 11/01/24 - MBIA Insured


                                       59


                        Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 13.8% (9.2% OF TOTAL INVESTMENTS)

$       5,480   Bay Area Governments Association, California, BART SFO                8/12 at 100.00         AAA     $    5,765,782
                 Extension, Airport Premium Fare Revenue Bonds,
                 Series 2002A, 5.000%, 8/01/26 - AMBAC Insured

        2,000   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00        BBB-          1,932,700
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        3,135   San Francisco Airports Commission, California, Revenue                5/08 at 101.00         AAA          3,282,972
                 Bonds, San Francisco International Airport, Second Series
                 Issue 16B, 5.000%, 5/01/24 - FSA Insured

        1,300   San Francisco Airports Commission, California, Revenue                5/10 at 101.00         AAA          1,376,973
                 Bonds, San Francisco International Airport, Second
                 Series 2000, Issue 26B, 5.000%, 5/01/25 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 3.4% (2.3% OF TOTAL INVESTMENTS)

        2,700   California Health Facilities Financing Authority, Revenue            12/09 at 101.00       A3***          3,065,310
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.250%, 12/01/34 (Pre-refunded to 12/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.3% (3.5% OF TOTAL INVESTMENTS)

        1,000   Anaheim Public Finance Authority, California, Second Lien            10/14 at 100.00         AAA          1,104,410
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

        3,055   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          3,304,594
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/22 - FSA Insured

          275   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            298,639
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.3% (7.6% OF TOTAL INVESTMENTS)

        1,285   Manteca Financing Authority, California, Sewerage Revenue            12/13 at 100.00         Aaa          1,300,587
                 Bonds, Series 2003B, 5.000%, 12/01/33 - MBIA Insured

                San Diego Public Facilities Financing Authority, California,
                Subordinate Lien Water Revenue Bonds, Series 2002:
        3,000    5.000%, 8/01/22 - MBIA Insured                                       8/12 at 100.00         AAA          3,230,310
        2,500    5.000%, 8/01/23 - MBIA Insured                                       8/12 at 100.00         AAA          2,691,923

        1,180   South Feather Water and Power Agency, California, Water               4/13 at 100.00         BBB          1,198,290
                 Revenue Certificates of Participation, Solar Photovoltaic
                 Project, Series 2003, 5.375%, 4/01/24

        1,600   Sunnyvale Financing Authority, California, Water and                 10/11 at 100.00         AAA          1,678,095
                 Wastewater Revenue Bonds, Series 2001, 5.000%, 10/01/26 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     125,155   Total Long-Term Investments (cost $126,060,718) - 149.8%                                                133,713,667
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.6%                                                                        558,158
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.4)%                                                        (45,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   89,271,825
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2005:

                                                                FLOATING RATE
                                 FIXED RATE     FIXED RATE        RECEIVED BY  FLOATING RATE                              UNREALIZED
                 NOTIONAL  PAID BY THE FUND        PAYMENT           THE FUND        PAYMENT  EFFECTIVE  TERMINATION    APPRECIATION
COUNTERPARTY       AMOUNT      (ANNUALIZED)      FREQUENCY           BASED ON      FREQUENCY   DATE (2)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup       1,900,000            4.699%  Semi-annually  3-month USD-LIBOR      Quarterly    2/27/06      2/27/26       $ (5,970)
JPMorgan        1,700,000            4.833%  Semi-annually  3-month USD-LIBOR      Quarterly    2/09/06      2/09/36        (30,229)
Morgan Stanley  2,400,000            4.816%  Semi-annually  3-month USD-LIBOR      Quarterly    2/15/06      2/15/36        (36,075)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $(72,274)
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                    At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES August 31, 2005
                                                                                         INSURED
                                                                        INSURED       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                     CALIFORNIA          PREMIUM           PREMIUM         DIVIDEND
                                                                 PREMIUM INCOME         INCOME 2            INCOME        ADVANTAGE
                                                                          (NPC)            (NCL)             (NCU)            (NAC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $131,157,277,
   $269,190,580, $126,473,344 and
   $505,744,666, respectively)                                     $144,323,230     $288,167,119      $134,345,834     $544,050,839
Receivables:
   Interest                                                           2,311,809        3,760,509         1,552,639        7,699,800
   Investments sold                                                   4,068,978          546,889                --        3,331,625
Other assets                                                              8,559           33,518             1,107           42,760
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  150,712,576      292,508,035       135,899,580      555,125,024
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                          511,737        1,253,216           152,625        3,369,421
Payable for investments purchased                                       563,809        1,122,265         5,835,900        2,117,016
Forward swaps, at value                                                      --               --                --               --
Accrued expenses:
   Management fees                                                       80,380          154,158            69,911          195,658
   Other                                                                 43,934           61,076            51,159          124,679
Preferred share dividends payable                                         2,934           22,488             5,184           53,507
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                               1,202,794        2,613,203         6,114,779        5,860,281
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               45,000,000       95,000,000        43,000,000      175,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $104,509,782     $194,894,832      $ 86,784,801     $374,264,743
====================================================================================================================================
Common shares outstanding                                             6,448,935       12,716,370         5,774,216       23,416,862
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      16.21     $      15.33      $      15.03     $      15.98
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     64,489     $    127,164      $     57,742     $    234,169
Paid-in surplus                                                      89,255,103      176,226,615        78,298,267      332,580,230
Undistributed (Over-distribution of) net investment income            1,022,294          935,376           556,302        2,641,354
Accumulated net realized gain (loss) from investments and
   forward swaps                                                      1,001,943       (1,370,862)               --          502,817
Net unrealized appreciation of investments and forward swaps         13,165,953       18,976,539         7,872,490       38,306,173
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $104,509,782     $194,894,832       $86,784,801     $374,264,743
====================================================================================================================================
Authorized shares:
   Common                                                           200,000,000      200,000,000         Unlimited        Unlimited
   Preferred                                                          1,000,000        1,000,000         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                           INSURED          INSURED
                                                                     CALIFORNIA       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                       DIVIDEND         DIVIDEND          DIVIDEND         TAX-FREE
                                                                    ADVANTAGE 2      ADVANTAGE 3         ADVANTAGE        ADVANTAGE
                                                                          (NVX)            (NZH)             (NKL)            (NKX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $316,942,756,
   $523,212,751, $329,844,400 and
   $126,060,718 respectively)                                      $337,703,268     $551,696,711      $356,095,156     $133,713,667
Receivables:
   Interest                                                           4,417,910        7,700,289         4,039,336        1,453,507
   Investments sold                                                   1,044,778        1,911,885         1,492,075               --
Other assets                                                             25,004           16,222            23,840            3,634
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  343,190,960      561,325,107       361,650,407      135,170,808
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                          572,170        2,598,763           646,825          223,339
Payable for investments purchased                                     1,308,466        2,148,833         1,388,267          521,300
Forward swaps, at value                                                      --               --           191,673           72,274
Accrued expenses:
   Management fees                                                       94,452          150,856            99,355           41,114
   Other                                                                 58,059          114,161            56,702           22,458
Preferred share dividends payable                                        17,402           50,822            13,494           18,498
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                               2,050,549        5,063,435         2,396,316          898,983
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                              110,000,000      187,000,000       118,000,000       45,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $231,140,411     $369,261,672      $241,254,091     $ 89,271,825
====================================================================================================================================
Common shares outstanding                                            14,790,660       24,112,833        15,259,759        5,883,302
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      15.63     $      15.31      $      15.81     $      15.17
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    147,907     $    241,128      $    152,598     $     58,833
Paid-in surplus                                                     210,049,075      342,513,152       216,622,492       83,000,891
Undistributed (Over-distribution of) net investment income            1,278,398        2,278,927           899,990         (178,221)
Accumulated net realized gain (loss) from investments and
   forward swaps                                                     (1,095,481)      (4,255,495)       (2,480,072)      (1,190,353)
Net unrealized appreciation of investments and forward swaps         20,760,512       28,483,960        26,059,083        7,580,675
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $231,140,411     $369,261,672      $241,254,091     $ 89,271,825
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                          Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              OPERATIONS Year Ended August 31, 2005
                                                                                         INSURED
                                                                        INSURED       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                     CALIFORNIA          PREMIUM           PREMIUM         DIVIDEND
                                                                 PREMIUM INCOME         INCOME 2            INCOME        ADVANTAGE
                                                                          (NPC)            (NCL)             (NCU)            (NAC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $7,280,519      $13,924,111        $6,226,117      $27,079,471
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         954,202        1,825,656           823,669        3,396,904
Preferred shares - auction fees                                         112,500          237,500           107,500          437,500
Preferred shares - dividend disbursing agent fees                        10,000           20,000            10,000           20,000
Shareholders' servicing agent fees and expenses                          10,023           16,230             8,302            6,869
Custodian's fees and expenses                                            34,126           65,136            29,939          111,960
Directors'/Trustees' fees and expenses                                    2,551            5,067             2,119            9,488
Professional fees                                                        13,830           19,555            14,182           22,984
Shareholders' reports - printing and mailing expenses                    10,629           19,743            10,260           26,687
Stock exchange listing fees                                              10,565           10,648               491           10,555
Investor relations expense                                               14,004           34,067            14,221           62,748
Other expenses                                                           12,338           17,313            11,999           24,314
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                              1,184,768        2,270,915         1,032,682        4,130,009
   Custodian fee credit                                                  (7,622)          (9,144)           (8,441)         (16,389)
   Expense reimbursement                                                     --               --                --       (1,336,696)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,177,146        2,261,771         1,024,241        2,776,924
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 6,103,373       11,662,340         5,201,876       24,302,547
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                                    1,025,239          572,385           986,152          480,737
Net realized gain (loss) from forward swaps                                  --               --                --               --
Change in net unrealized appreciation (depreciation)
   of investments                                                       347,962        3,008,579         2,456,342       11,381,369
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                          --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                      1,373,201        3,580,964         3,442,494       11,862,106
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                             (659,626)      (1,431,484)         (676,918)      (2,855,101)
From accumulated net realized gains from investments                    (53,379)              --                --          (64,137)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                        (713,005)      (1,431,484)         (676,918)      (2,919,238)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                   $6,763,569      $13,811,820        $7,967,452      $33,245,415
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                           INSURED          INSURED
                                                                     CALIFORNIA       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                       DIVIDEND         DIVIDEND          DIVIDEND         TAX-FREE
                                                                    ADVANTAGE 2      ADVANTAGE 3         ADVANTAGE        ADVANTAGE
                                                                          (NVX)            (NZH)             (NKL)            (NKX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $16,044,820      $26,042,254       $17,155,453      $ 6,276,368
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       2,119,509        3,420,287         2,239,771          850,412
Preferred shares - auction fees                                         275,000          467,500           295,000          112,500
Preferred shares - dividend disbursing agent fees                        20,000           20,000            20,000           10,000
Shareholders' servicing agent fees and expenses                           2,998            5,125             2,953            1,426
Custodian's fees and expenses                                            71,177          117,386            80,033           32,249
Directors'/Trustees' fees and expenses                                    6,123            9,576             6,313            2,229
Professional fees                                                        21,310           31,088            23,389           14,049
Shareholders' reports - printing and mailing expenses                    27,062           38,249            28,439           13,685
Stock exchange listing fees                                               1,259            2,052             1,299              501
Investor relations expense                                               42,451           67,419            44,538           13,973
Other expenses                                                           24,129           30,904            24,088           13,605
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                              2,611,018        4,209,586        2,765,823        1,064,629
   Custodian fee credit                                                 (17,969)         (32,579)          (13,084)          (6,217)
   Expense reimbursement                                             (1,007,945)      (1,643,435)       (1,066,424)        (419,429)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,585,104        2,533,572         1,686,315          638,983
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                14,459,716       23,508,682        15,469,138        5,637,385
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                                      383,423          462,942           750,281          161,272
Net realized gain (loss) from forward swaps                                  --               --        (2,892,459)      (1,073,407)
Change in net unrealized appreciation (depreciation)
   of investments                                                    10,159,524       15,832,228         9,357,072        4,006,973
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                          --               --           809,703          288,851
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                     10,542,947       16,295,170         8,024,597        3,383,689
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (1,768,569)      (3,098,457)       (1,886,679)        (753,416)
From accumulated net realized gains from investments                         --               --           (45,704)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                      (1,768,569)      (3,098,457)       (1,932,383)        (753,416)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                  $23,234,094      $36,705,395       $21,561,352      $ 8,267,658
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                      INSURED CALIFORNIA                   INSURED CALIFORNIA                    CALIFORNIA
                                      PREMIUM INCOME (NPC)               PREMIUM INCOME 2 (NCL)             PREMIUM INCOME (NCU)
                                 ----------------------------        ------------------------------      ---------------------------
                                  YEAR ENDED       YEAR ENDED          YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                     8/31/05          8/31/04             8/31/05           8/31/04          8/31/05         8/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 6,103,373      $ 6,380,123        $ 11,662,340      $ 12,155,986      $ 5,201,876    $ 5,443,316
Net realized gain (loss)
   from investments                1,025,239        1,060,439             572,385         6,591,551          986,152        262,244
Net realized gain (loss) from
   forward swaps                          --               --                  --                --               --             --
Change in net unrealized
   appreciation (depreciation)
   of investments                    347,962        3,379,499           3,008,579           127,122        2,456,342      4,594,174
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                       --               --                  --                --               --             --
Distributions to
   Preferred Shareholders:
   From net investment income       (659,626)        (324,673)         (1,431,484)         (727,279)        (676,918)      (329,173)
   From accumulated net realized
     gains from investments          (53,379)         (18,045)                 --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations                 6,763,569       10,477,343          13,811,820        18,147,380        7,967,452      9,970,561
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (5,939,147)      (5,990,256)        (11,212,178)      (11,576,056)      (4,954,280)    (5,058,214)
From accumulated net
   realized gains
   from investments               (1,006,068)        (339,859)                 --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from
   distributions to
   Common shareholders            (6,945,215)      (6,330,115)        (11,212,178)      (11,576,056)      (4,954,280)    (5,058,214)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares       --               --                  --                --               --             --
   Net proceeds from shares issued
        to shareholders due to
        reinvestment of
        distributions                 73,727           43,490             260,359           282,847               --             --
Preferred shares offering costs           --               --                  --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable
   to Common shares from
   capital share transactions         73,727           43,490             260,359           282,847               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares      (107,919)       4,190,718           2,860,001         6,854,171        3,013,172      4,912,347
Net assets applicable to Common
   shares at the beginning
   of year                       104,617,701      100,426,983         192,034,831       185,180,660       83,771,629     78,859,282
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year    $104,509,782     $104,617,701        $194,894,832      $192,034,831      $86,784,801    $83,771,629
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year           $  1,022,294     $  1,521,582        $    935,376      $  1,960,798      $   556,302    $   986,193
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                          CALIFORNIA                           CALIFORNIA                         CALIFORNIA
                                   DIVIDEND ADVANTAGE (NAC)            DIVIDEND ADVANTAGE 2 (NVX)         DIVIDEND ADVANTAGE 3 (NZH)
                                -----------------------------        ------------------------------     ----------------------------
                                  YEAR ENDED       YEAR ENDED          YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                     8/31/05          8/31/04             8/31/05           8/31/04          8/31/05         8/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 24,302,547     $ 24,522,028        $ 14,459,716      $ 14,625,012     $ 23,508,682   $ 23,526,062
Net realized gain (loss)
   from investments                  480,737        3,065,461             383,423           734,631          462,942       (325,341)
Net realized gain (loss) from
   forward swaps                          --               --                  --                --               --             --
Change in net unrealized
   appreciation (depreciation)
   of investments                 11,381,369       14,927,705          10,159,524        10,663,642       15,832,228     21,760,890
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                       --               --                  --                --               --             --
Distributions to
   Preferred Shareholders:
   From net investment income     (2,855,101)      (1,400,301)         (1,768,569)         (861,160)      (3,098,457)    (1,597,236)
   From accumulated net realized
     gains from investments          (64,137)              --                  --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations                33,245,415       41,114,893          23,234,094        25,162,125       36,705,395     43,364,375
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (23,037,818)     (22,967,185)        (13,489,083)      (13,489,082)     (20,833,488)   (20,833,489)
From accumulated net
   realized gains
   from investments               (1,086,300)              --                  --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from
   distributions to
   Common shareholders           (24,124,118)     (22,967,185)        (13,489,083)      (13,489,082)     (20,833,488)   (20,833,489)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares       --               --                  --                --               --             --
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions    77,239               --                  --                --               --             --
Preferred shares offering costs           --               --                  --                --           29,546             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions         77,239               --                  --                --           29,546             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                   9,198,536       18,147,708           9,745,011        11,673,043       15,901,453     22,530,886
Net assets applicable to Common
   shares at the beginning
   of year                       365,066,207      346,918,499         221,395,400       209,722,357      353,360,219    330,829,333
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year    $374,264,743     $365,066,207        $231,140,411      $221,395,400     $369,261,672   $353,360,219
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year           $  2,641,354     $  4,254,915        $  1,278,398      $  2,094,498     $  2,278,927   $  2,702,190
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                                                           INSURED CALIFORNIA                 INSURED CALIFORNIA
                                                                        DIVIDEND ADVANTAGE (NKL)           TAX-FREE ADVANTAGE (NKX)
                                                                     ------------------------------      ---------------------------
                                                                      YEAR ENDED         YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                                         8/31/05            8/31/04          8/31/05        8/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 15,469,138       $ 15,590,731      $ 5,637,385    $ 5,658,576
Net realized gain (loss) from investments                                750,281            657,530          161,272         40,760
Net realized gain (loss) from
   forward swaps                                                      (2,892,459)                --       (1,073,407)            --
Change in net unrealized appreciation
   (depreciation) of investments                                       9,357,072         13,017,888        4,006,973      5,191,150
Change in net unrealized appreciation
   (depreciation) of forward swaps                                       809,703         (1,001,377)         288,851       (361,125)
Distributions to Preferred Shareholders:
   From net investment income                                         (1,886,679)          (854,403)        (753,416)      (347,495)
   From accumulated net realized
     gains from investments                                              (45,704)          (143,985)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from operations                                   21,561,352         27,266,384        8,267,658     10,181,866
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (13,733,781)       (13,916,900)      (5,003,747)    (5,329,761)
From accumulated net realized gains
   from investments                                                     (759,922)        (1,910,520)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                                               (14,493,703)       (15,827,420)      (5,003,747)    (5,329,761)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                           --             (1,575)              --             --
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions                                            --                 --               --         15,233
Preferred shares offering costs                                              (54)            (1,401)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                                (54)            (2,976)              --         15,233
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                         7,067,595         11,435,988        3,263,911      4,867,338
Net assets applicable to Common
   shares at the beginning of year                                   234,186,496        222,750,508       86,007,914     81,140,576
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                        $241,254,091       $234,186,496      $89,271,825    $86,007,914
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year                                               $    899,990       $  1,051,760      $  (178,221)   $   (58,110)
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
      FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The California funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL), Nuveen California Premium Income Municipal Fund (NCU), Nuveen California Dividend Advantage Municipal Fund (NAC), Nuveen California Dividend Advantage Municipal Fund 2 (NVX), Nuveen California Dividend Advantage Municipal Fund 3 (NZH), Nuveen Insured California Dividend Advantage Municipal Fund (NKL) and Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX). Common shares of Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and California Dividend Advantage (NAC) are traded on the New York Stock Exchange while Common shares of California Premium Income (NCU), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of derivative investments are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond or derivative investment, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2005, Insured California Premium Income (NPC), Insured California Premium Income 2
(NCL), California Premium Income (NCU), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) had outstanding when-issued purchase commitments of $114,771, $229,541, $5,418,937, $427,782, $266,059, $438,215, $281,710 and $104,337,
respectively.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal

Notes to
        FINANCIAL STATEMENTS (continued)



and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended August 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                           INSURED      INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                           PREMIUM      PREMIUM      PREMIUM     DIVIDEND
                                                            INCOME     INCOME 2       INCOME    ADVANTAGE
                                                             (NPC)        (NCL)        (NCU)        (NAC)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                     --           --        1,720           --
   Series T                                                  1,800        1,900           --           --
   Series TH                                                    --        1,900           --        3,500
   Series F                                                     --           --           --        3,500
---------------------------------------------------------------------------------------------------------
Total                                                        1,800        3,800        1,720        7,000
=========================================================================================================
                                                                                     INSURED      INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                          DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                                       ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                                             (NVX)        (NZH)        (NKL)        (NKX)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                  2,200        3,740           --           --
   Series T                                                     --           --        2,360           --
   Series TH                                                    --        3,740           --        1,800
   Series F                                                  2,200           --        2,360           --
---------------------------------------------------------------------------------------------------------
Total                                                        4,400        7,480        4,720        1,800
=========================================================================================================

Insurance
Insured California Premium Income (NPC) and Insured California Premium Income 2
(NCL) invest only in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) invest at least 80% of their net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Forward Swap Transactions
The Funds may invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract, and would increase or decrease in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swaps' termination date were to increase or decrease. The Funds may close out a contract prior to the effective date, at which point a realized gain or loss would be recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                               INSURED CALIFORNIA          INSURED CALIFORNIA            CALIFORNIA
                              PREMIUM INCOME (NPC)       PREMIUM INCOME 2 (NCL)     PREMIUM INCOME (NCU)
                             -----------------------    -----------------------   -----------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                8/31/05      8/31/04       8/31/05      8/31/04      8/31/05      8/31/04
---------------------------------------------------------------------------------------------------------
Common shares issued
   to shareholders
   due to reinvestment
   of distributions               4,473        2,632        16,994       18,275           --           --
=========================================================================================================
                                CALIFORNIA DIVIDEND       CALIFORNIA DIVIDEND       CALIFORNIA DIVIDEND
                                  ADVANTAGE (NAC)          ADVANTAGE 2 (NVX)         ADVANTAGE 3 (NZH)
                             -----------------------    -----------------------   -----------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                8/31/05      8/31/04       8/31/05      8/31/04      8/31/05      8/31/04
---------------------------------------------------------------------------------------------------------
Common shares issued
   to shareholders
   due to reinvestment
   of distributions               4,849           --            --           --           --           --
=========================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)

                                                                INSURED                   INSURED
                                                          CALIFORNIA DIVIDEND       CALIFORNIA TAX-FREE
                                                            ADVANTAGE (NKL)           ADVANTAGE (NKX)
                                                        -----------------------   -----------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           8/31/05      8/31/04      8/31/05      8/31/04
---------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                         --           --           --        1,017
=========================================================================================================

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended August 31, 2005, were as follows:

                                                          INSURED       INSURED
                                                       CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                          PREMIUM       PREMIUM      PREMIUM     DIVIDEND
                                                           INCOME      INCOME 2       INCOME    ADVANTAGE
                                                            (NPC)         (NCL)        (NCU)        (NAC)
---------------------------------------------------------------------------------------------------------
Purchases                                              $13,706,747  $24,393,146  $17,719,115  $24,512,416
Sales and maturities                                    16,206,687   19,462,974   16,727,310   21,612,407
=========================================================================================================
                                                                                     INSURED      INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                          DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                                       ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                                             (NVX)        (NZH)        (NKL)        (NKX)
---------------------------------------------------------------------------------------------------------
Purchases                                              $17,356,363  $33,179,426  $13,807,542   $3,754,677
Sales and maturities                                    10,494,329   25,727,787   16,779,324    3,915,932
=========================================================================================================

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At August 31, 2005, the cost of investments was as follows:

                                                        INSURED       INSURED
                                                     CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                        PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                         INCOME      INCOME 2        INCOME     ADVANTAGE
                                                          (NPC)         (NCL)         (NCU)         (NAC)
---------------------------------------------------------------------------------------------------------
Cost of investments                                $131,070,013  $269,049,677  $126,415,591  $505,556,047
=========================================================================================================
                                                                                   INSURED        INSURED
                                                    CALIFORNIA    CALIFORNIA    CALIFORNIA     CALIFORNIA
                                                      DIVIDEND      DIVIDEND      DIVIDEND       TAX-FREE
                                                   ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE      ADVANTAGE
                                                         (NVX)         (NZH)         (NKL)          (NKX)
---------------------------------------------------------------------------------------------------------
Cost of investments                               $316,931,650   $523,203,484  $331,924,967  $127,026,789
=========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2005, were as follows:

                                                        INSURED       INSURED
                                                     CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                        PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                         INCOME      INCOME 2        INCOME     ADVANTAGE
                                                          (NPC)         (NCL)         (NCU)         (NAC)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                     $13,253,217   $19,146,900    $7,934,099   $38,510,240
   Depreciation                                              --       (29,458)       (3,856)      (15,448)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments          $13,253,217   $19,117,442    $7,930,243   $38,494,792
=========================================================================================================
                                                                                     INSURED      INSURED
                                                      CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA
                                                        DIVIDEND      DIVIDEND      DIVIDEND     TAX-FREE
                                                     ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE    ADVANTAGE
                                                           (NVX)         (NZH)         (NKL)        (NKX)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                      $20,862,281   $28,597,109   $26,390,927   $7,671,668
   Depreciation                                          (90,663)     (103,882)   (2,220,738)    (984,790)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments           $20,771,618   $28,493,227   $24,170,189   $6,686,878
=========================================================================================================

The tax components of undistributed net investment income and net realized gains at August 31, 2005, were as follows:

                                                        INSURED       INSURED
                                                     CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                        PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                         INCOME      INCOME 2        INCOME     ADVANTAGE
                                                          (NPC)         (NCL)         (NCU)         (NAC)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                $1,335,929    $1,691,142     $907,928     $4,426,425
Undistributed net ordinary income **                     79,252         3,248           --             --
Undistributed net long-term capital gains             1,001,943            --           --        502,817
=========================================================================================================
                                                                                     INSURED      INSURED
                                                      CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA
                                                        DIVIDEND      DIVIDEND      DIVIDEND     TAX-FREE
                                                     ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE    ADVANTAGE
                                                           (NVX)         (NZH)         (NKL)        (NKX)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                 $2,408,781    $4,056,605    $1,872,014     $221,141
Undistributed net ordinary income **                          --            --            --           --
Undistributed net long-term capital gains                     --            --            --           --
=========================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on August 1, 2005, paid on September 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended August 31, 2005 and August 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                        INSURED       INSURED
                                                     CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                        PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                         INCOME      INCOME 2        INCOME     ADVANTAGE
2005                                                      (NPC)         (NCL)         (NCU)         (NAC)
---------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income                 $6,520,209   $12,725,281    $5,644,396   $25,851,246
Distributions from net ordinary income **               377,496            --            --            --
Distributions from net long-term capital gains          785,476            --            --     1,150,437
=========================================================================================================
                                                                                     INSURED      INSURED
                                                       CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                         DIVIDEND      DIVIDEND     DIVIDEND     TAX-FREE
                                                      ADVANTAGE 2   ADVANTAGE 3    ADVANTAGE    ADVANTAGE
2005                                                        (NVX)         (NZH)        (NKL)        (NKX)
---------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income                  $15,245,298   $23,895,351  $15,677,229   $5,801,023
Distributions from net ordinary income **                      --            --      116,229           --
Distributions from net long-term capital gains                 --            --      689,397           --
=========================================================================================================

Notes to
      FINANCIAL STATEMENTS (continued)

                                                        INSURED       INSURED
                                                     CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                        PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                         INCOME      INCOME 2        INCOME     ADVANTAGE
2004                                                      (NPC)         (NCL)         (NCU)         (NAC)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income             $6,242,243   $12,293,836    $5,391,619   $24,320,851
Distributions from net ordinary income **                59,796            --            --            --
Distributions from net long-term capital gains          357,419            --            --            --
=========================================================================================================
                                                                                     INSURED      INSURED
                                                       CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                         DIVIDEND      DIVIDEND     DIVIDEND     TAX-FREE
                                                      ADVANTAGE 2   ADVANTAGE 3    ADVANTAGE    ADVANTAGE
2004                                                        (NVX)         (NZH)        (NKL)        (NKX)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income              $14,342,456   $22,428,037  $14,773,957   $5,673,304
Distributions from net ordinary income **                      --            --    1,816,883           --
Distributions from net long-term capital gains                 --            --      237,622           --
=========================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At August 31, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                           INSURED                                INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                           PREMIUM     DIVIDEND     DIVIDEND     TAX-FREE
                                                          INCOME 2  ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE
                                                             (NCL)        (NVX)        (NZH)        (NKX)
---------------------------------------------------------------------------------------------------------
Expiration year:
   2009                                                   $930,352   $       --   $       --     $     --
   2010                                                    440,510           --           --           --
   2011                                                         --           --    3,931,655      216,849
   2012                                                         --    1,095,481      323,840           --
---------------------------------------------------------------------------------------------------------
Total                                                   $1,370,862   $1,095,481   $4,255,495     $216,849
=========================================================================================================

Insured California Dividend Advantage (NKL) elected to defer net realized losses from investments incurred from November 1, 2004 through August 31, 2005 ("post-October losses"), in accordance with Federal income tax regulations. Post-October losses of $259,334 were treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                         INSURED CALIFORNIA PREMIUM INCOME (NPC)
AVERAGE DAILY NET ASSETS               INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
(INCLUDING NET ASSETS                            CALIFORNIA PREMIUM INCOME (NCU)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                             CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                                           CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
                                           CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
AVERAGE DAILY NET ASSETS             INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
(INCLUDING NET ASSETS                INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================


The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of August 31, 2005, the complex-level fee rate was .1896%.

                                                                   COMPLEX-LEVEL
COMPLEX-LEVEL ASSETS(1)                                                 FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

Notes to
    FINANCIAL STATEMENTS (continued)



For the first ten years of California Dividend Advantage's (NAC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
JULY 31,                                           JULY 31,
--------------------------------------------------------------------------------
1999*                   .30%                       2005                     .25%
2000                    .30                        2006                     .20
2001                    .30                        2007                     .15
2002                    .30                        2008                     .10
2003                    .30                        2009                     .05
2004                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage (NAC) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of California Dividend Advantage 2's (NVX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
MARCH 31,                                          MARCH 31,
--------------------------------------------------------------------------------
2001*                   .30%                       2007                     .25%
2002                    .30                        2008                     .20
2003                    .30                        2009                     .15
2004                    .30                        2010                     .10
2005                    .30                        2011                     .05
2006                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 2 (NVX) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of California Dividend Advantage 3's (NZH) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
SEPTEMBER 30,                                      SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                   .30%                       2007                     .25%
2002                    .30                        2008                     .20
2003                    .30                        2009                     .15
2004                    .30                        2010                     .10
2005                    .30                        2011                     .05
2006                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 3 (NZH) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of Insured California Dividend Advantage's (NKL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
MARCH 31,                                          MARCH 31,
--------------------------------------------------------------------------------
2002*                   .30%                       2008                     .25%
2003                    .30                        2009                     .20
2004                    .30                        2010                     .15
2005                    .30                        2011                     .10
2006                    .30                        2012                     .05
2007                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Dividend Advantage
(NKL) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured California Tax-Free Advantage's (NKX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
NOVEMBER 30,                                       NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                   .32%                       2007                     .32%
2003                    .32                        2008                     .24
2004                    .32                        2009                     .16
2005                    .32                        2010                     .08
2006                    .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Tax-Free Advantage
(NKX) for any portion of its fees and expenses beyond November 30, 2010.

6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Directors/Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on October 3, 2005, to shareholders of record on September 15, 2005, as follows:

                                 INSURED       INSURED
                              CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                 PREMIUM       PREMIUM      PREMIUM     DIVIDEND
                                  INCOME      INCOME 2       INCOME    ADVANTAGE
                                   (NPC)         (NCL)        (NCU)        (NAC)
--------------------------------------------------------------------------------
Dividend per share                 $.0705       $.0660       $.0670       $.0785
================================================================================

                                                            INSURED      INSURED
                               CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                 DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                              ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                    (NVX)        (NZH)        (NKL)        (NKX)
--------------------------------------------------------------------------------
Dividend per share                 $.0725       $.0720       $.0720       $.0630
================================================================================

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                     Investment Operations                                 Less Distributions
                              -------------------------------------------------------------------   --------------------------------
                                                          Distributions   Distributions
                                                               from Net            from                    Net
                   Beginning                                 Investment         Capital             Investment     Capital
                      Common                       Net        Income to        Gains to              Income to    Gains to
                       Share         Net     Realized/        Preferred       Preferred                 Common      Common
                   Net Asset  Investment    Unrealized           Share-          Share-                 Share-      Share-
                       Value      Income    Gain (Loss)         holders+        holders+    Total      holders     holders    Total
====================================================================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                  $16.23       $ .95         $ .22            $(.10)          $(.01)    $1.06        $(.92)      $(.16)  $(1.08)
2004                   15.59         .99           .68             (.05)             --      1.62         (.93)       (.05)    (.98)
2003                   16.17         .99          (.45)            (.06)           (.01)      .47         (.97)       (.08)   (1.05)
2002                   16.04        1.05           .03             (.09)             --       .99         (.86)         --     (.86)
2001                   15.08        1.04           .99             (.21)             --      1.82         (.86)         --     (.86)

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                   15.12         .91           .29             (.11)             --      1.09         (.88)         --     (.88)
2004                   14.60         .96           .53             (.06)             --      1.43         (.91)         --     (.91)
2003                   15.08         .99          (.51)            (.07)             --       .41         (.89)         --     (.89)
2002                   15.01        1.02          (.02)            (.10)             --       .90         (.83)         --     (.83)
2001                   14.09        1.01           .91             (.22)             --      1.70         (.78)         --     (.78)

CALIFORNIA PREMIUM
INCOME (NCU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                   14.51         .90           .60             (.12)             --      1.38         (.86)         --     (.86)
2004                   13.66         .94           .85             (.06)             --      1.73         (.88)         --     (.88)
2003                   14.42         .96          (.78)            (.07)             --       .11         (.87)         --     (.87)
2002                   14.22         .99           .13             (.10)             --      1.02         (.82)         --     (.82)
2001                   13.34        1.00           .90             (.23)             --      1.67         (.79)         --     (.79)
====================================================================================================================================
                                                                         Total Returns
                                                                      --------------------
                                                                                    Based
                              Offering                                                 on
                             Costs and       Ending                                Common
                             Preferred       Common                    Based        Share
                                 Share        Share      Ending           on          Net
                          Underwriting    Net Asset      Market       Market        Asset
                             Discounts        Value       Value        Value*       Value*
==========================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                              $ --       $16.21      $15.90         7.58%        6.74%
2004                                --        16.23       15.81        11.80        10.64
2003                                --        15.59       15.07         1.55         2.82
2002                                --        16.17       15.85         6.73         6.47
2001                                --        16.04       15.69        14.12        12.43

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                                --        15.33       15.05         5.10         7.42
2004                                --        15.12       15.18        12.71        10.02
2003                                --        14.60       14.32         2.69         2.71
2002                                --        15.08       14.80         5.57         6.29
2001                                --        15.01       14.83        11.99        12.45

CALIFORNIA PREMIUM
INCOME (NCU)
------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                                --        15.03       14.37        11.76         9.75
2004                                --        14.51       13.67        12.04        12.94
2003                                --        13.66       13.02         (.91)         .69
2002                                --        14.42       14.00         4.84         7.48
2001                                --        14.22       14.17        12.84        12.92
==========================================================================================
                                                                Ratios/Supplemental Data
                             --------------------------------------------------------------------------------------------------
                                                 Before Credit/Reimbursement       After Credit/Reimbursement**
                                               ------------------------------    --------------------------------
                                                               Ratio of Net                        Ratio of Net
                                                 Ratio of        Investment        Ratio of          Investment
                                  Ending         Expenses         Income to        Expenses           Income to
                                     Net       to Average           Average      to Average             Average
                                  Assets       Net Assets        Net Assets      Net Assets          Net Assets
                              Applicable       Applicable        Applicable      Applicable          Applicable      Portfolio
                               to Common        to Common         to Common       to Common           to Common       Turnover
                             Shares (000)          Shares++          Shares++        Shares++            Shares++         Rate
===============================================================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                            $104,510             1.14%             5.85%           1.13%               5.86%             9%
2004                             104,618             1.17              6.17            1.16                6.17             25
2003                             100,427             1.17              6.13            1.16                6.14             26
2002                             104,137             1.21              6.65            1.19                6.66             30
2001                             103,068             1.22              6.77            1.21                6.79             21

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                             194,895             1.17              6.03            1.17                6.03              7
2004                             192,035             1.19              6.38            1.19                6.38             35
2003                             185,181             1.20              6.53            1.19                6.54             22
2002                             190,870             1.23              6.83            1.22                6.84              6
2001                             189,633             1.24              7.01            1.24                7.02             18

CALIFORNIA PREMIUM
INCOME (NCU)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                              86,785             1.21              6.08            1.20                6.09             13
2004                              83,772             1.23              6.62            1.22                6.63             19
2003                              78,859             1.24              6.72            1.24                6.72             24
2002                              83,249             1.27              7.07            1.26                7.08             10
2001                              82,067             1.32              7.36            1.30                7.38             18
===============================================================================================================================
                                     Preferred Shares at End of Period
                               ---------------------------------------------
                                 Aggregate       Liquidation
                                    Amount        and Market          Asset
                               Outstanding             Value       Coverage
                                      (000)        Per Share      Per Share
============================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
----------------------------------------------------------------------------
Year Ended 8/31:
2005                               $45,000           $25,000        $83,061
2004                                45,000            25,000         83,121
2003                                45,000            25,000         80,793
2002                                45,000            25,000         82,854
2001                                45,000            25,000         82,260

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
----------------------------------------------------------------------------
Year Ended 8/31:
2005                                95,000            25,000         76,288
2004                                95,000            25,000         75,535
2003                                95,000            25,000         73,732
2002                                95,000            25,000         75,229
2001                                95,000            25,000         74,903

CALIFORNIA PREMIUM
INCOME (NCU)
----------------------------------------------------------------------------
Year Ended 8/31:
2005                                43,000            25,000         75,456
2004                                43,000            25,000         73,704
2003                                43,000            25,000         70,848
2002                                43,000            25,000         73,400
2001                                43,000            25,000         72,714
============================================================================

* Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.


                                 See accompanying notes to financial statements.

                                  78-79 SPREAD

Selected data for a Common share outstanding throughout each period:


                                                     Investment Operations                                Less Distributions
                              -------------------------------------------------------------------   --------------------------------

                                                          Distributions   Distributions
                                                               from Net            from                    Net
                   Beginning                                 Investment         Capital             Investment     Capital
                      Common                       Net        Income to        Gains to              Income to    Gains to
                       Share         Net     Realized/        Preferred       Preferred                 Common      Common
                   Net Asset  Investment    Unrealized           Share-          Share-                 Share-      Share-
                       Value      Income    Gain (Loss)         holders+        holders+    Total      holders     holders    Total
====================================================================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                  $15.59       $1.04         $ .50            $(.12)           $ --     $1.42        $(.98)      $(.05)  $(1.03)
2004                   14.82        1.05           .76             (.06)             --      1.75         (.98)         --     (.98)
2003                   15.24        1.06          (.47)            (.07)             --       .52         (.94)         --     (.94)
2002                   15.13        1.07            --             (.10)             --       .97         (.86)         --     (.86)
2001                   13.82        1.07          1.28             (.23)             --      2.12         (.81)         --     (.81)

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                   14.97         .98           .71             (.12)             --      1.57         (.91)         --     (.91)
2004                   14.18         .99           .77             (.06)             --      1.70         (.91)         --     (.91)
2003                   14.79        1.00          (.62)            (.07)             --       .31         (.89)       (.03)    (.92)
2002                   15.11        1.06          (.40)            (.11)             --       .55         (.87)         --     (.87)
2001(a)                14.33         .34           .90             (.05)             --      1.19         (.29)         --     (.29)

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                   14.65         .97           .68             (.13)             --      1.52         (.86)         --     (.86)
2004                   13.72         .98           .88             (.07)             --      1.79         (.86)         --     (.86)
2003                   14.33         .98          (.66)            (.08)             --       .24         (.86)         --     (.86)
2002(b)                14.33         .83           .09             (.08)             --       .84         (.72)         --     (.72)

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                   15.35        1.01           .52             (.12)             --      1.41         (.90)       (.05)    (.95)
2004                   14.60        1.02           .84             (.06)           (.01)     1.79         (.91)       (.13)   (1.04)
2003                   15.14         .99          (.49)            (.07)           (.01)      .42         (.91)       (.05)    (.96)
2002(c)                14.33         .34           .92             (.03)             --      1.23         (.30)         --     (.30)

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                   14.62         .96           .57             (.13)             --      1.40         (.85)         --     (.85)
2004                   13.79         .96           .84             (.06)             --      1.74         (.91)         --     (.91)
2003(d)                14.33         .64          (.33)            (.04)             --       .27         (.60)         --     (.60)
====================================================================================================================================
                                                                         Total Returns
                                                                      --------------------
                                                                                    Based
                              Offering                                                 on
                             Costs and       Ending                                Common
                             Preferred       Common                    Based        Share
                                 Share        Share      Ending           on          Net
                          Underwriting    Net Asset      Market       Market        Asset
                             Discounts        Value       Value        Value*       Value*
==========================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                              $ --       $15.98      $16.07        14.62%        9.41%
2004                                --        15.59       15.00        12.07        12.11
2003                                --        14.82       14.30         4.79         3.37
2002                                --        15.24       14.55         3.67         6.75
2001                                --        15.13       14.89        15.06        15.85

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                                --        15.63       15.19        14.98        10.80
2004                                --        14.97       14.08        13.60        12.11
2003                                --        14.18       13.24         (.95)        2.16
2002                                --        14.79       14.28         (.27)        3.90
2001(a)                           (.12)       15.11       15.21         3.40         7.55

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                                --        15.31       14.49        15.75        10.69
2004                                --        14.65       13.33        11.97        13.36
2003                               .01        13.72       12.71        (3.20)        1.68
2002(b)                           (.12)       14.33       14.00        (1.68)        5.32

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                                --        15.81       15.00         9.00         9.46
2004                                --        15.35       14.67        12.54        12.53
2003                                --        14.60       14.00         (.35)        2.70
2002(c)                           (.12)       15.14       15.00         2.05         7.84

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                                --        15.17       14.38         7.46         9.84
2004                                --        14.62       14.19        11.54        12.86
2003(d)                           (.21)       13.79       13.56        (5.79)         .34
==========================================================================================
                                                                     Ratios/Supplemental Data
                               --------------------------------------------------------------------------------------------------
                                                   Before Credit/Reimbursement       After Credit/Reimbursement**
                                                 ------------------------------    --------------------------------
                                                                 Ratio of Net                        Ratio of Net
                                                   Ratio of        Investment        Ratio of          Investment
                                    Ending         Expenses         Income to        Expenses           Income to
                                       Net       to Average           Average      to Average             Average
                                    Assets       Net Assets        Net Assets      Net Assets          Net Assets
                                Applicable       Applicable        Applicable      Applicable          Applicable      Portfolio
                                 to Common        to Common         to Common       to Common           to Common       Turnover
                               Shares (000)          Shares++          Shares++        Shares++            Shares++         Rate
=================================================================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                              $374,265             1.12%             6.22%            .75%               6.59%             4%
2004                               365,066             1.14              6.38             .70                6.83             12
2003                               346,918             1.15              6.44             .70                6.88             11
2002                               356,821             1.18              6.76             .72                7.22             33
2001                               354,197             1.19              7.03             .72                7.50             17

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                               231,140             1.16              5.94             .70                6.40              3
2004                               221,395             1.18              6.24             .72                6.70             13
2003                               209,722             1.18              6.30             .73                6.75             40
2002                               218,814             1.19              6.82             .73                7.28             32
2001(a)                            223,440             1.05*             5.23*            .62*               5.65*            40

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                               369,262             1.17              6.05             .70                6.51              5
2004                               353,360             1.20              6.32             .73                6.78             13
2003                               330,829             1.20              6.33             .73                6.79             48
2002(b)                            345,470             1.15*             6.01*            .69*               6.47*            49

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                               241,254             1.16              6.06             .71                6.51              4
2004                               234,186             1.18              6.28             .72                6.74             14
2003                               222,751             1.18              6.00             .72                6.46             71
2002(c)                            231,062             1.10*             4.98*            .60*               5.47*            12

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                                89,272             1.21              5.95             .73                6.43              3
2004                                86,008             1.23              6.17             .73                6.67             20
2003(d)                             81,141             1.14*             5.25*            .67*               5.72*            45
=================================================================================================================================
                                    Preferred Shares at End of Period
                              ---------------------------------------------
                                Aggregate       Liquidation
                                   Amount        and Market          Asset
                              Outstanding             Value       Coverage
                                     (000)        Per Share      Per Share
===========================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
---------------------------------------------------------------------------
Year Ended 8/31:
2005                             $175,000           $25,000        $78,466
2004                              175,000            25,000         77,152
2003                              175,000            25,000         74,560
2002                              175,000            25,000         75,974
2001                              175,000            25,000         75,600

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
---------------------------------------------------------------------------
Year Ended 8/31:
2005                              110,000            25,000         77,532
2004                              110,000            25,000         75,317
2003                              110,000            25,000         72,664
2002                              110,000            25,000         74,731
2001(a)                           110,000            25,000         75,782

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
---------------------------------------------------------------------------
Year Ended 8/31:
2005                              187,000            25,000         74,367
2004                              187,000            25,000         72,241
2003                              187,000            25,000         69,229
2002(b)                           187,000            25,000         71,186

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
---------------------------------------------------------------------------
Year Ended 8/31:
2005                              118,000            25,000         76,113
2004                              118,000            25,000         74,616
2003                              118,000            25,000         72,193
2002(c)                           118,000            25,000         73,954

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
---------------------------------------------------------------------------
Year Ended 8/31:
2005                               45,000            25,000         74,595
2004                               45,000            25,000         72,782
2003(d)                            45,000            25,000         70,078
===========================================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) For the period March 27, 2001 (commencement of operations) through August 31, 2001.

(b) For the period September 25, 2001 (commencement of operations) through August 31, 2002.

(c) For the period March 25, 2002 (commencement of operations) through August 31, 2002.

(d) For the period November 21, 2002 (commencement of operations) through August 31, 2003.

                                 See accompanying notes to financial statements.


                                  80-81 SPREAD

Board Members
      AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             155
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Trustee                Nuveen Institutional Advisory Corp.(3); Director (since 1996)
Chicago, IL 60606                                         of Institutional Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management; Chairman and
                                                          Director of Rittenhouse Asset Management, Inc. (since 1999);
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  155
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       155
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                155
3/6/48                                                    Business at the University of Connecticut (since 2002);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation.

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              153
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          currently a member of the American and Wisconsin Bar
                                                          Associations.


                                       82

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman, formerly, Senior Partner and Chief Operating                155
9/24/44                                                   Officer (retired, December 2004), Miller-Valentine Partners
333 W. Wacker Drive                                       Ltd., a real estate investment company; formerly, Vice
Chicago, IL 60606                                         President, Miller-Valentine Realty, a construction company;
                                                          Chair of the Finance Committee and member of the Audit
                                                          Committee of Premier Health Partners, the not-for-profit
                                                          company of Miami Valley Hospital; President, Dayton
                                                          Philharmonic Orchestra Association; Board Member,
                                                          Regional Leaders Forum, which promotes cooperation on
                                                          economic development issues; Director and Immediate
                                                          Past Chair, Dayton Development Coalition; formerly, Member,
                                                          Community Advisory Board, National City Bank, Dayton,
                                                          Ohio and Business Advisory Council, Cleveland Federal
                                                          Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     155
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       155
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board of Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               155
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       83


Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               155
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 155
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999); Vice          155
11/28/67                       and Treasurer              President and Treasurer (since 1999) of Nuveen Investments,
333 W. Wacker Drive                                       Inc.; Vice President and Treasurer (1999-2004) of Nuveen
Chicago, IL 60606                                         Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC. (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  155
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           155
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           155
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director of Nuveen Asset Management
                                                          (since 2001); Vice President of Nuveen Investments Advisers
                                                          Inc. (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         155
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         155
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994-2004), The Northern
                                                          Trust Company.


                                       84

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    155
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               155
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             155
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person'' of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

THE APPROVAL PROCESS

To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") and if available, with recognized or, in certain cases, customized benchmarks; the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the management fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of advisory contracts for the fixed income funds, such as the Funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including:

preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, such as the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Funds with a less seasoned portfolio, the Trustees also noted the hedging program implemented for such Funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable Fund's duration within certain benchmarks.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements were of a high level and were quite satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISER

As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group and, if available, its performance compared to recognized and, in certain cases, customized benchmarks. Further, in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

For state municipal funds, such as the Funds, the performance data included, among other things, the respective Fund's performance relative to its peers. More specifically, a Fund's one-, three- and five-year total returns (as available) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all the funds in the Peer Group, subject to the following. Certain state municipal Funds do not have a corresponding Peer Group in which case their performance is measured against a state-specific municipal index compiled by an independent third party. Such indices measure bond performance rather than fund performance. The closed-end Funds that utilize such indices are from Connecticut, Georgia, Maryland, Missouri, North Carolina, Texas and Virginia. Based on their review, the Trustees determined that each Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

   1. FEES AND EXPENSES

   In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursements and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)


   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

   The Trustees further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

   3. PROFITABILITY OF ADVISER

   In conjunction with its review of fees, the Trustees also considered NAM's profitability. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. With respect to Funds with outstanding preferred shares and new Funds, the Trustees considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS

Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which would ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered for each Fund the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. APPROVAL

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved, and that the new, post-change of control NAM Investment Management Agreements be approved and recommended to shareholders.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION


In April, 2005, The St. Paul Travelers Companies, Inc. (``St. Paul Travelers'') sold the majority of its controlling equity interest in Nuveen Investments, Inc. (``Nuveen'') to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26. 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE
Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $120 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/ETF                   o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-B-0805D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



          Nuveen Insured California Premium Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                            AUDIT FEES BILLED        AUDIT-RELATED FEES             TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                                TO FUND               BILLED TO FUND            BILLED TO FUND      BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2005                                          $ 9,124                        $ 0                    $ 417         $ 2,700
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2004                                          $ 8,718                        $ 0                    $ 388         $ 2,500
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES       TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND         ADVISER AND            BILLED TO ADVISER
                                             AFFILIATED FUND          AFFILIATED FUND         AND AFFILIATED FUND
                                            SERVICE PROVIDERS        SERVICE PROVIDERS         SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------------------
August 31, 2005                                              $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------
August 31, 2004                                              $ 0                        $ 0                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                  AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                   PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                  RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                           TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                              BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2005                                          $ 3,117                  $ 282,575                      $ 0       $ 285,692
August 31, 2004                                          $ 2,888                        $ 0                      $ 0         $ 2,888

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured California Premium Income Municipal Fund, Inc.
            --------------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: November 8, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: November 8, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: November 8, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.